              As filed with the Securities and Exchange Commission
                               on March 1, 1996


                                      Securities Act Registration Nos. 33-50476
                               Investment Company Act Registration No. 811-7064
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                           PRE-EfFFECTIVE AMENDMENT No.                    / /


                         POST-EFFECTIVE AMENDMENT No. 6                    /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /X/

                                AMENDMENT No. 7
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ------------------

                           THE TARGET PORTFOLIO TRUST
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                             JOEL H. GOLDBERG, ESQ.
                      SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                               ------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

             / / immediately upon filing pursuant to paragraph (b)



             / / on (date) pursuant to paragraph (b)


             /X/ 60 days after filing pursuant to paragraph (a)(i)

             / / on (date) pursuant to paragraph (a)(i) of Rule 485

             / / 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

             / / on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     THE REGISTRANT HAS ELECTED, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, TO REGISTER AN INDEFINITE NUMBER OF SHARE. IN ACCORDANCE WITH RULE 24f-2, THE REGISTRANT WILL FILE A NOTE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, ON OR BEFORE FEBRUARY 29, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                          CAPTION IN PART A PROSPECTUS
---------------------------------------------------------------------- ------------------------------
Item    1. Cover Page................................................. Front Cover Page
Item    2. Synopsis................................................... Fund Expenses
Item    3. Condensed Financial Information............................ Fund Expenses; Financial
                                                                       Highlights; General
                                                                       Information
Item    4. General Description of Registrant.......................... Description of the Fund;
                                                                       General Information
Item    5. Management of the Fund..................................... Financial Highlights;
                                                                       Management of the Fund;
                                                                       General Information
Item   5A. Management's Discussion of Fund Performance................ Not Applicable
Item    6. Capital Stock and Other Securities......................... Taxes, Dividends and
                                                                       Distributions; General
                                                                       Information
Item    7. Purchase of Securities Being Offered....................... Purchase and Redemption of
                                                                       Fund Shares; Net Asset Value
Item    8. Redemption or Repurchase................................... Purchase and Redemption of
                                                                       Fund Shares; General
                                                                       Information
Item    9. Pending Legal Proceedings.................................. Not Applicable

                                                                       CAPTION IN PART B STATEMENT
N-1A ITEM NO.                                                          OF ADDITIONAL INFORMATION
---------------------------------------------------------------------- ------------------------------
Item   10. Cover Page................................................. Cover Page
Item   11. Table of Contents.......................................... Table of Contents
Item   12. General Information and History............................ General Information
Item   13. Investment Objectives and Policies......................... Investment Objectives and
                                                                       Policies; Additional
                                                                       Investment Policies;
                                                                       Investment Restrictions
Item   14. Management of the Fund..................................... Trustees and Officers;
                                                                       Manager; Distributor
Item   15. Control Person and Principal Holders of Securities......... Not Applicable
Item   16. Investment Advisory and Other Services..................... Manager; Distributor;
                                                                       Custodian, Transfer and
                                                                       Dividend Disbursing Agent and
                                                                       Independent Accountants
Item   17. Brokerage Allocation and Other Practices................... Portfolio Transactions and
                                                                       Brokerage
Item   18. Capital Stock and Other Securities......................... Not Applicable
Item   19. Purchase, Redemption and Pricing of Securities Being        Purchase and Redemption of
           Offered.................................................... Fund Shares; Shareholder
                                                                       Investment Account
Item   20. Tax Status................................................. Taxes, Dividends and
                                                                       Distributions
Item   21. Underwriters............................................... Distributor
Item   22. Calculation of Performance Data............................ Performance Information
Item   23. Financial Statements....................................... Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      LOGO
                                       SM

                                    TARGET:
                        PERSONALIZED INVESTING FOR THOSE
                               FOCUSED ON SUCCESS


THIS MATERIAL CONSISTS OF A DESCRIPTION OF THE PRUDENTIAL SECURITIES TARGET PROGRAM AND A PROSPECTUS OF THE TARGET PORTFOLIO TRUST. A TABLE LISTING THE COSTS AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND APPEARS ON PAGE 6 OF THE PROSPECTUS. READ THE DESCRIPTION AND THE PROSPECTUS CAREFULLY BEFORE INVESTING.



                                                                          , 1996


                                              THIS BROCHURE INCLUDES A PROSPECTUS WHICH
                                              DESCRIBES IN DETAIL THE FUND'S OBJECTIVES,
                                              INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES
                                              AND OTHER MATTERS OF INTEREST. PLEASE READ THE
                                              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
                                              MONEY.

        "Tis the part of a wise man to keep himself today for tomorrow, and not venture all his eggs in one basket."
           --Miguel de Cervantes, Don Quixote, 1605

     Diversification. True then. True today. After nearly 400 years, this principle remains a hallmark of prudent financial management. It is also often an integral part of a successful investment program.

     The Prudential Securities TARGET program seeks to apply today's "modern" investment techniques and history's tried and true principles. We invite you to read more about this exciting opportunity.


WELCOME TO TARGET


     Having the proper investment program based on your personal financial goals is more important than ever. To retire comfortably, purchase a home, or build a nest egg, investors no longer can rely solely on traditional savings vehicles. Instead, they must look to other investments, and that's how TARGET can help.

IT IS EASY TO DEVELOP YOUR PROGRAM

     TARGET is a comprehensive investment program that provides personalized asset allocation, money management, and performance reporting services. Offered only by Prudential Securities, TARGET is convenient and designed to help you seek to achieve your investment goals more easily.

     Developing a rational and effective investment program is not difficult if you receive the proper guidance. With TARGET, you benefit from the services of your Financial Advisor and those of independent investment advisers (commonly called "money managers") who manage the portfolios that underlie the TARGET program. The services of many of these advisers are normally available only to institutional investors such as pension funds, endowments and Fortune 500 companies. Few other investment programs provide this level of service as conveniently as TARGET.


     As with any investment program, the TARGET program and the underlying portfolios entail certain risks. Certain risks inherent in the portfolios are described in the accompanying prospectus. There can be no assurances that an investor's participation in TARGET will achieve the intended investment result or that the value of an investor's investment in TARGET will appreciate.



TARGET USES A FOUR STEP PROCESS


     TARGET helps you manage your money and plan for your future. You and your Financial Advisor should revisit the following process regularly.


i) DEFINE YOUR GOALS


     You and your Financial Advisor will discuss your investment objectives, time horizon, income requirements and risk tolerance. Together, you will attempt to paint a clear picture of your financial goals and expectations.


ii) DEVELOP YOUR PLAN


     A personalized investment plan will be developed for you. It will recommend that you diversify your assets by investing in a precise blend of stock, bond and money market mutual fund portfolios.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

You may adopt this blend, called your "recommended allocation," or choose your own. TARGET is non-discretionary, so all investment decisions ultimately remain with you.


iii) MANAGE YOUR MONEY


     TARGET provides you with an opportunity to invest with advisers whose account minimums in some cases exceed $5 million. Each adviser manages a portfolio (or a portion of a portfolio) that focuses on a specific market sector like small company stocks, bonds, and foreign securities.


iv) MONITOR YOUR PROGRESS

     You'll receive a personal review called your "Quarterly Account Monitor." It will show your portfolios' performance and include commentaries from the advisers and sections on transactions, distributions and taxes.


DEFINE YOUR GOALS


     A personally tailored investment program should account for each investor's unique situation. Investing is a very personal process since no two investors have exactly the same goals and tolerance for risk. TARGET attempts to recommend the right investment program based upon your unique situation through its Questionnaire.

TARGET STARTS WITH YOU

     Without a thorough understanding of an investor's goals and specific situation, no program truly can be personalized. As a result, there is a higher chance that an investor will not as easily achieve his or her investment goals.


     Your responses to the Questionnaire provide TARGET with your investment profile. You will be asked about your financial goals, current investments, attitudes towards risk, investment amount, and time frame. Each question will have a direct bearing on the allocation of mutual fund portfolios that TARGET recommends for you. This will help you and your Financial Advisor keep up to date with your personal situation and remain focused on helping you attempt to achieve your goals.



DEVELOP YOUR PLAN


     TARGET considers several factors before developing your personal investment plan. These factors include the historical returns of different investments and asset allocation strategies.



YOUR ALLOCATION IS DESIGNED SPECIFICALLY FOR YOU



     There are risks to all investments, including TARGET. Your goal, however, should not be to avoid risk, but to manage it.



     You can reduce most risk by investing in safe, short-term securities, such as U.S. Treasury-bills. Your return, though, may be limited. By contrast, if you take some risk, history has shown that over time, you may be rewarded. One way you can attempt to manage risk is to diversifying your assets both within security type by using mutual funds and among types (by using stocks, bonds and short-term investments).



     TARGET helps you diversify by using several mutual fund portfolios. Each one focuses on a particular type of investment. This approach may help reduce the chance that poor performance by one investment type (stocks or bonds or money market securities), sector (industry or geographic) as well as any particular security, will have a major impact on your overall TARGET portfolio.


                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

     Different types of investments perform relatively better at different times. For example, the returns of stocks historically beat those of bonds over the long-term, but not every year. Advising you on how the returns of different investments relate to each other is an integral element of TARGET. Your recommended allocation will suggest that you invest specific amounts in several TARGET portfolios. Each allocation has unique potential risk and return characteristics and TARGET recommends one that appears right for you based on the information in your Questionnaire. Complex studies of long-term investment returns are among the factors used to construct the allocation. As a result, TARGET seeks to provide you with a rational financial foundation to help keep your investments consistent with your goals.



TARGET'S PORTFOLIOS



                 STOCK                              BOND
    Large Cap Growth Portfolio          International Bond Portfolio
    Large Cap Value Portfolio           Total Return Portfolio
    Small Cap Growth Portfolio          Intermediate-Term Portfolio
    Small Cap Value Portfolio           Mortgage Backed Portfolio
    International Equity Portfolio      Money Market Portfolio


     The portfolios are described in greater detail in the accompanying prospectus. Portfolios may be added to or removed from TARGET from time to time pursuant to applicable regulations.


MANAGE YOUR MONEY


     Managing your money can be an overwhelming job for an individual, so many people look to mutual funds for help. Their efforts may often be frustrated, however, because there are more than 7,000 funds to choose from. TARGET is a solution to this dilemma.


EVERY INVESTMENT ADVISER IS UNIQUE

     Each TARGET adviser, also known as a "sub-adviser," specializes in a certain sector. Prudential Securities initially conducted a six-month search to identify advisers for TARGET. Risk-adjusted performance, adherence to investment style, continuity of personnel, and other factors were considered. Of course, an adviser's past investment record is no guarantee of future results.


     Though the advisers are independent of Prudential Securities, they have been selected and are monitored by Prudential Mutual Fund Management, Inc. and the Trustees of the TARGET Portfolio Trust. Target provides you with access to these independent advisers in one convenient program.


MONITOR YOUR PROGRESS

     TARGET has been structured as a personalized, ongoing program. Thus, you should monitor your progress and, when necessary, make adjustments. As always, your Financial Advisor will attempt to provide solid guidance.

YOU WILL RECEIVE QUARTERLY REPORTS

     You'll receive quarterly reports that describe how your portfolios performed and how they are being managed. This is a service that supplements your Prudential Securities account statement and TARGET'S semi-annual reports.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

     The QUARTERLY ACCOUNT MONITOR provides a comprehensive review of your investment performance. It also includes market commentaries from the TARGET advisers and sections on dividends, distributions, and portfolio transactions.

     The COST BASIS REPORT in the Monitor should lessen your paperwork when it comes time to file your tax returns. It calculates your per-share cost basis and realized gains and losses.

YOU CAN FINE-TUNE TARGET ALONG THE WAY


     As time passes, your goals may change, as will the financial markets. You can fine-tune TARGET and your Financial Advisor will assist you in this "rebalancing."



     Rebalancing can be done easily by directing assets from one portfolio to another. Rebalancing may be necessary because your portfolios will perform differently, causing their relative values to differ from your recommended allocation percentages. You can change your recommended percentages as your goals or circumstances change or as a result of the addition of a new portfolio to the Trust or removal of an existing portfolio from the Trust. Also there may be differences between your TARGET portfolio holdings and the Prudential Securities recommended allocation as a result of your decision to select an allocation different than a Prudential Securities' recommended allocation. As always you can revise the percentages at any time due to changing market conditions.



GETTING STARTED IS EASY


     Designing an allocation to achieve your goals more easily is the objective of the TARGET program. Few other programs can provide you, as conveniently, with this level of personalized investment service. Here's how it works:

     Schedule a meeting with a Prudential Securities Financial Advisor who will assist you in completing the TARGET Questionnaire. Alternatively, you can complete the Questionnaire on your own and mail it back to your Financial Advisor.

     Prudential Securities will analyze your responses to the Questionnaire and then provide you and your Financial Advisor with an Evaluation. An important part of the Evaluation is the personalized asset allocation recommendation. This recommendation will suggest that you invest specific amounts in several TARGET portfolios. Normally, between five and nine portfolios are recommended. Ibbotson Associates, of Chicago, assists in constructing the recommended allocations. Ibbotson is an investment consulting, data, and software products company that specializes in applying investment theories and empirical findings to current business practice. You and your Financial Advisor will review the recommended allocation and, since TARGET is a non-discretionary program, you may accept the recommendation, or adopt your own.


     When you receive the Evaluation, your Financial Advisor also will provide you with a TARGET Investment Advisory Agreement. This document requires your signature and describes important aspects of participating in the TARGET program. You also will receive other materials, such as a Disclosure Statement (which details more information about TARGET and Prudential Securities) and, depending on the type of account, other documents. Once you review the material, sign the Investment Advisory Agreement, and agree upon an asset allocation, your money will be invested in TARGET and you'll be on your way. Of course, you will receive trade confirmations.


                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

     Adding or withdrawing money also is easy. Shares of portfolios can be purchased, redeemed or exchanged daily at the net asset value next determined without imposition of any sales or redemption charge.


     As described below, participation in TARGET is subject to the payment of a quarterly advisory fee.


                 FEES, AND INVESTMENT MINIMUMS AND OTHER TERMS


ANNUAL FEE

     For all accounts, other than Individual Retirement Accounts (IRA's) and qualified employee benefit plans (collectively, the Plans), the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a TARGET Program account invested in equity portfolios and 1.0% of assets held in a TARGET Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum rate of 1.25% and 1.35%, respectively. The fee may be subject to negotiation under certain circumstances. Financial Advisors receive a portion of the advisory fee paid by TARGET Program clients. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the fee paid for investments in an income portfolio, Prudential Securities, when making asset allocation recommendations for non-Plan TARGET Program clients will be presented with a conflict of interest as to the specific portfolios recommended for investment. As a shareholder in the portfolios, you will also bear a proportionate share of the portfolios' fees and expenses, which are described in detail in the accompanying prospectus.



     The initial fee for non-Plan accounts is payable within one business day after the settlement date for the initial investment in TARGET and is automatically debited from your securities account. Plan accounts may have their fee automatically debited from their securities account or billed to them quarterly. For plan accounts that are billed, the initial fee is payable by check within forty-five calendar days after the trade date. The initial fee is based on the value of your shares and the mix of TARGET portfolios on the initial trade date. The initial fee covers the period from the initial trade date through the last day of the calendar quarter, and is pro-rated accordingly. Thereafter, quarterly fees cover the current calendar quarter. The quarterly fee is payable on the sixth business day of the current quarter or, for Plan accounts that are billed quarterly, forty-five calendar days after the end of the previous calendar quarter, by check.



     The Quarterly Account Monitor sent to you will indicate the amount of the TARGET Program annual fee. You should consult with your Financial Advisor to estimate the amount of the annual fee and ensure that, if the fee is paid by a debit from your securities account, there are sufficient funds in the account to cover the debit. If there are insufficient funds, the fee will be paid by an automatic redemption by Prudential Securities of an appropriate number of shares
(i) for non-Plan accounts, from your largest TARGET portfolio and (ii) for Plan accounts, from all of your TARGET portfolios on a pro-rata basis. If you choose to maintain a cash balance in your securities account or pay by check, any idle funds in your account may be invested in shares of a Prudential Securities money market fund designated by you until the specified payment date.


     If you add assets to your TARGET Program account during a calendar quarter, the applicable fee will be payable one business day after settlement date (or on the forty-fifth calendar day after the trade date for Plan accounts that elect to be billed for their TARGET Program fee), after the day that

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS
these investments aggregate $10,000 or more and will be based on the proportion of the current quarter then remaining. If the fee is paid by a debit from your securities account and if there are insufficient funds in your securities account, the fee will be paid by an automatic redemption, by Prudential Securities, of an appropriate number of shares (1) for non-Plan accounts, from your largest TARGET portfolio and (2) for Plan accounts, from all of your TARGET portfolios on a pro-rata basis.


     Trustees of the TARGET Trust, employees of Prudential Securities and Prudential Mutual Fund Management, Inc. and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may participate in the TARGET Program without the imposition of the annual program fee. In addition, the annual program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential Securities as well as personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or affiliate thereof.


MINIMUM INITIAL INVESTMENT

     The minimum initial investment for non-Plan accounts is $25,000 and for Plan accounts, $10,000. The minimum initial investment is $10,000 for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the TARGET Trust. The minimum initial investment may be waived, in whole or in part, for certain start-up qualified employee benefit plans and for a transfer of assets from an asset allocation program of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities.


TERMINATION


     You may terminate your participation in the TARGET Program at any time upon five business days notice. Prudential Securities reserves the right to reject any investor's participation in the TARGET Program.



     Termination of the TARGET Program account must be accompanied by a redemption order for all portfolio shares held in the account. The TARGET Trust may redeem shares when their aggregate value falls below $10,000 by reason other than fluctuations in the portfolios' net asset values or redemptions to pay TARGET Program fees if the investor does not restore the share value to in excess of that amount within 30 days after written notice by the Trust. Proceeds of any involuntary redemption will be credited to your securities account or paid by check mailed to you if you so instruct. You should be aware that involuntary redemptions may result in the liquidation of portfolio holdings at a time when the value of these holdings is higher or lower than your cost, resulting in a realized taxable gain or loss, respectively.


                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

THE TARGET PORTFOLIO TRUSTSM


PROSPECTUS DATED               , 1996

--------------------------------------------------------------------------------

     The Target Portfolio TrustSM (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Mutual Fund Management, Inc. (PMF or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or more investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following Portfolios:

Equity Portfolios
    - Large Capitalization Growth Portfolio
    - Large Capitalization Value Portfolio
    - Small Capitalization Growth Portfolio
    - Small Capitalization Value Portfolio
    - International Equity Portfolio
Income Portfolios
    - International Bond Portfolio
    - Total Return Bond Portfolio
    - Intermediate-Term Bond Portfolio
    - Mortgage Backed Securities Portfolio
    - U.S. Government Money Market Portfolio

     The U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share. Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. The Target Program or shares of the Trust are also available (without participation in the Target Program) to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities and to certain asset allocation programs of investments in registered investment companies sponsored by Prudential Securities. Participation in the Target Program is subject to payment of a separate investment advisory or program fee. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans) the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios and 1.0% of assets invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios and 1.35% of assets invested in income portfolios. Certain clients may be eligible for a reduction or waiver of the advisory fee. See "Purchase and Redemption of Shares." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations.



     PROSPECTIVE INVESTORS SHOULD NOTE THAT THE MORTGAGE BACKED SECURITIES PORTFOLIO MAY SELL A SECURITY THAT IT DOES NOT OWN (I.E., ENGAGE IN SHORT SALES). ALL OF THE PORTFOLIOS RESERVE THE RIGHT TO BORROW MONEY FOR TEMPORARY AND EXTRAORDINARY PURPOSES WHILE THE MORTGAGE BACKED SECURITIES PORTFOLIO, THE INTERMEDIATE-TERM BOND PORTFOLIO, THE TOTAL RETURN BOND PORTFOLIO AND THE INTERNATIONAL BOND PORTFOLIO MAY ALSO BORROW FOR INVESTMENT PURPOSES WHICH MAY ENTAIL ADDITIONAL RISK TO THOSE PORTFOLIOS. ALL OF THE PORTFOLIOS MAY INVEST IN EXCESS OF 5% OF THEIR ASSETS IN RESTRICTED SECURITIES. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY INVOLVE A GREATER RISK OF LOSS TO THOSE PORTFOLIOS THAT UTILIZE THESE TECHNIQUES. THE INTERNATIONAL BOND PORTFOLIO MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. ADDITIONALLY, THE PORTFOLIOS MAY EXPERIENCE HIGH ANNUAL PORTFOLIO TURNOVER WHICH MAY INVOLVE CORRESPONDINGLY GREATER BROKERAGE COMMISSIONS AND OTHER TRANSACTION COSTS. See "Description of the Portfolios--Investment Objectives and Policies" and "Description of the Portfolios--Other Investments and Policies."


     The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


     This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a
Statement of Additional Information, dated             , 1996, which information
is incorporated herein by reference and is available without charge upon request to the Trust at the address or telephone number noted above.


Investors are advised to read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate professionally managed Portfolios. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisers. See "Management of the Trust." The Trust is a series company currently consisting of ten Portfolios. Except for the International Bond Portfolio, each of these Portfolios is a diversified portfolio within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). There are certain risks associated with an investment in a non-diversified portfolio. See "Description of the Portfolios--International Bond Portfolio."

EQUITY PORTFOLIOS


     LARGE CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks of companies that, in the Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks and therefore may not perform as the Adviser expects. The Advisers to the Portfolio are Columbus Circle Investors, a subpartnership of PIMCO Advisors L.P., and Oak Associates, Ltd.


     LARGE CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve total return consisting of capital appreciation and dividend income by investing primarily in a portfolio of common stocks that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. The Portfolio may also invest in other equity securities, including preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks and therefore may not perform as the Adviser expects. The Advisers to the Portfolio are INVESCO Capital Management, Inc. and Hotchkis and Wiley.

     SMALL CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve maximum capital appreciation by investing primarily in a portfolio of common stocks of "emerging growth" companies. The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The Advisers to the Portfolio are Nicholas-Applegate Capital Management and Investment Advisers, Inc.

     SMALL CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve above average capital appreciation by investing primarily in a portfolio of common stocks of companies with a total market capitalization of less than $1.5 billion that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Advisers to the Portfolio are Lazard Freres Asset Management, a division of Lazard Freres & Co., and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.


     INTERNATIONAL EQUITY PORTFOLIO -- seeks to achieve capital appreciation by investing primarily in a portfolio of equity securities of companies domiciled outside the United States. The Portfolio will invest in companies in developed as well as developing countries. Investing in international equity securities involves risks not associated with investment in the securities of U.S. companies, including exposure to less diverse and mature economies, greater market volatility and changes in currency exchange rates. Investments in developing countries involve additional risks. See "Description of the Portfolios--International Equity Portfolio." The Portfolio may engage in forward currency transactions, purchase and write put and call options on foreign currencies and trade currency futures contracts and options thereon. The Portfolio may also invest in closed-end country or regional funds and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The Adviser to the Portfolio is Lazard Freres Asset Management, a division of Lazard Freres & Co.

INCOME PORTFOLIOS


     INTERNATIONAL BOND PORTFOLIO -- seeks to achieve high total return by investing primarily in high quality foreign debt securities denominated primarily in foreign currencies. The Portfolio may invest in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, by supranational organizations and entities and by foreign corporations or financial institutions. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. The Portfolio may also invest in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities and in corporations and financial institutions domiciled in the United States. The Portfolio may also invest in debt securities denominated in the European Currency Unit (ECU), a multinational currency unit which represents specified amounts of currencies of certain member states of the European Economic Community. Under normal circumstances, the Portfolio will invest at least 75% of its assets in debt securities rated A or better by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, determined by the Adviser to be of comparable quality. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or, if unrated, determined by the Adviser to be of comparable quality. See "Description of the Portfolios--Other Investments and Policies." The Portfolio is non-diversified and may be subject to greater risks than a portfolio that is diversified. See "Description of the Portfolios--International Bond Portfolio." The Adviser to the Portfolio is Fiduciary International, Inc.


     TOTAL RETURN BOND PORTFOLIO -- seeks to achieve total return consisting of current income and appreciation of capital by investing primarily in a portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments and foreign currency exchange-related securities. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors.



     INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to achieve current income and reasonable stability of principal by investing primarily in a portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments and foreign currency exchange-related securities. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors.


     MORTGAGE BACKED SECURITIES PORTFOLIO -- seeks to achieve high current income as its primary objective with a secondary objective of capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset-backed securities, money market instruments and repurchase and reverse repurchase agreements. In addition, the Portfolio may purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. See "Description of the Portfolios--Other Investments and Policies." Investing in mortgage backed securities involves risks related to interest rate movements, prepayment of principal faster or slower than expected and the liquidity and creditworthiness of the various mortgage related securities purchased by the Portfolio. The Adviser to the Portfolio is Wellington Management Company.

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to achieve maximum current income consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) and repurchase agreements with respect to those securities. The Portfolio may also purchase securities on a when-issued or delayed-delivery basis. While the U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuing basis. See "Description of the Portfolios--Other Investments and Policies." The Adviser to the Portfolio is Wellington Management Company.

     MANAGEMENT. Prudential Mutual Fund Management, Inc. acts as the Portfolios' Manager. Each Portfolio is advised by one or more Advisers identified, retained, supervised and compensated by the Manager. Investors should be aware that the Manager will be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by a majority of the Trustees including a majority of the Trustees who are not "interested" persons as defined in the Investment Company Act. The Manager receives a fee from each Portfolio, and retains a portion of the fee that varies based on the Portfolio involved. See "Management of the Trust."

     PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective next determined net asset values. Investors purchasing shares through participation in the Target Program will pay a quarterly advisory fee. For all non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The fee may be subject to negotiation when assets in the Target Program exceed $100,000, based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. The minimum initial investment in the Target Program for non-Plan accounts is $25,000 and for Plan accounts is $10,000. Certain accounts may be aggregated for purposes of satisfying the minimum initial investment requirement. The minimum initial investment requirement may be reduced or waived in certain instances and the advisory fee may be waived or reduced for certain clients. See "Purchase and Redemption of Shares."

--------------------------------------------------------------------------------
                                 TRUST EXPENSES
--------------------------------------------------------------------------------

    The following table lists the costs and expenses, including the Target Program advisory fee paid separately, that an investor will incur directly and indirectly as a shareholder of each of the Portfolios based on the Portfolio's projected annual operating expenses. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations.

                                         LARGE       LARGE       SMALL       SMALL                                          INTER-
                                       CAPITALI-   CAPITALI-   CAPITALI-   CAPITALI-    INTER-      INTER-       TOTAL     MEDIATE-
                                        ZATION      ZATION      ZATION      ZATION     NATIONAL    NATIONAL     RETURN       TERM
                                        GROWTH       VALUE      GROWTH       VALUE      EQUITY       BOND        BOND        BOND
                                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES......    None        None        None        None        None        None        None        None
Maximum Annual Target Program Fee
 applicable to non Plan investors (as
 a percentage of average daily value
 of Portfolio shares held)*...........   1.50%       1.50%       1.50%       1.50%       1.50%       1.00%       1.00%       1.00%
                                         =====       =====       =====       =====       =====       =====       =====       =====
ANNUAL PORTFOLIO OPERATING EXPENSES**
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
 Management Fees......................   0.60%       0.60%       0.60%       0.60%       0.70%       0.50%       0.45%       0.45%
 12b-1 Fees...........................    None        None        None        None        None        None        None        None
 Other Expenses.......................    .18%        .16%        .25%        .40%        .32%        .65%        .59%        .34%
                                         -----       -----       -----       -----       -----       -----       -----       -----
 Total Portfolio Operating Expenses...    .78%        .76%        .85%       1.00%       1.02%       1.15%       1.04%        .79%
                                         =====       =====       =====       =====       =====       =====       =====       =====
 Total Portfolio Operating Expenses
   (After Reduction)+.................     N/A         N/A         N/A         N/A         N/A         N/A       0.95%         N/A
                                                                                                     =====

                                                       U.S.
                                                      GOVERN-
                                         MORTGAGE      MENT
                                          BACKED       MONEY
                                        SECURITIES    MARKET
                                        PORTFOLIO    PORTFOLIO
                                        ----------   ---------
SHAREHOLDER TRANSACTION EXPENSES......      None         None
Maximum Annual Target Program Fee
 applicable to non Plan investors (as
 a percentage of average daily value
 of Portfolio shares held)*...........     1.00%        1.00%
                                           =====        =====
ANNUAL PORTFOLIO OPERATING EXPENSES**
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
 Management Fees......................     0.45%        0.25%
 12b-1 Fees...........................      None         None
 Other Expenses.......................      .47%         .55%
                                           -----        -----
 Total Portfolio Operating Expenses...      .92%         .80%
                                           =====        =====
 Total Portfolio Operating Expenses
   (After Reduction)+.................       N/A          N/A
                                                        =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:


                                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                         ------    -------    -------    --------
Large Capitalization Growth Portfolio.................................................    $ 23       $73       $ 127       $282
Large Capitalization Value Portfolio..................................................      23        72         126        280
Small Capitalization Growth Portfolio.................................................      24        75         130        290
Small Capitalization Value Portfolio..................................................      26        80         138        306
International Equity Portfolio........................................................      26        80         139        308
International Bond Portfolio..........................................................      22        68         118        261
Total Return Bond Portfolio...........................................................      21        65         113        249
Intermediate-Term Bond Portfolio......................................................      18        57          99        222
Mortgage Backed Securities Portfolio..................................................      20        61         106        236
U.S. Government Money Market Portfolio................................................      18        57         100        223



     + The above example is based on data for the Trust's fiscal year ended December 31, 1995, without taking into account any expense caps that were in effect in such year; provided that the data for the Total Return Bond Portfolio, which will be subject to an annual expense cap of .95% for the fiscal year ending December 31, 1996, reflects such expense cap. The above example includes the fees for the Target Program applicable to non-Plan investors. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Trust." "Other Expenses" includes an estimate of operating expenses of each Portfolio, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency ($35 per Target Program participant) and custodian fees (foreign and domestic). In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. See "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in the Statement of Additional Information.

---------------


footnotes on next page

---------------
 * Plan investors are subject to a maximum Annual Target Program fee (as a percentage of average daily value of Portfolio shares held) of 1.25% for assets invested in Equity Portfolios and 1.35% for assets invested in Income Portfolios.

** Not including the Target Program fee.


 + PMF may, from time to time, agree to waive all or a portion of its management fee and subsidize certain operating expenses with respect to each Portfolio. Fee waivers and expense subsidies lower the overall expenses of a Portfolio. For the year ending December 31, 1996, PMF has agreed to cap Total Portfolio Operating Expenses for the Total Return Bond Portfolio at .95%. See "Management of the Trust--Manager."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."


                                                     LARGE CAPITALIZATION                      LARGE CAPITALIZATION
                                                     GROWTH PORTFOLIO(e)                        VALUE PORTFOLIO(e)
                                           ----------------------------------------         --------------------------
                                                                         JANUARY 5,
                                                  YEAR ENDED               1993(a)                  YEAR ENDED
                                                 DECEMBER 31,              THROUGH                 DECEMBER 31,
                                           -------------------------       DECEMBER         --------------------------
                                             1995            1994         31, 1993             1995            1994
                                           ---------      ----------      ---------         ----------      ----------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period............................  $    9.74      $     9.91      $   10.00         $    10.02      $    10.11
                                           =========      ==========      =========         ==========      ==========
      Income from investment operations
      Net investment income (loss).......        .10             .10            .07(c)             .33             .26
      Net realized and unrealized gains
       (losses) on investment
       transactions......................       2.41            (.16)          (.12)              2.89            (.04)
                                           ---------    ------------    -----------       ------------    ------------
         Total from investment
          operations.....................       2.51            (.06)          (.05)              3.22             .22
                                           ---------    ------------    -----------       ------------    ------------
      Less distributions
      Dividends from net investment
       income............................       (.10)           (.10)          (.04)              (.30)           (.25)
      Distributions in excess of net
       investment income.................       (.01)           (.01)            --                 --              --
      Distributions from net realized
       gains.............................       (.01)             --             --               (.37)           (.06)
      Distributions in excess of net
       realized gains....................         --              --             --                 --              --
                                           ---------    ------------    -----------       ------------    ------------
         Total distributions.............       (.12)           (.11)          (.04)              (.67)           (.31)
                                           ---------    ------------    -----------       ------------    ------------
      Net asset value, end of period.....  $   12.13      $     9.74      $    9.91         $    12.57      $    10.02
                                           =========    ===========     ===========       ===========     ===========
      TOTAL RETURN(d):...................      25.76%            (.68)%        (0.46)%           32.08%            2.18%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000)....  $ 180,077      $  142,072      $  98,089         $  187,596      $  142,219
      Average net assets (000)...........  $ 162,982      $  129,687      $  48,033         $  163,124      $  128,865
      Ratios to average net assets
       Expenses..........................        .78%            .81%          1.05%(b)(c)         .76%            .81%
       Net investment income (loss)......        .88%           1.08%           .84%(b)(c)        2.83%           2.66%
      Portfolio turnover rate............        154%             24%             4%                59%              6%
      Average commission rate paid per
       share.............................  $   .0578             N/A            N/A         $    .0514             N/A

                                                                        SMALL CAPITALIZATION
                                                                        GROWTH PORTFOLIO(E)
                                                             -----------------------------------------
                                           JANUARY 5,                                       JANUARY 5,
                                             1993(A)                 YEAR ENDED               1993(A)
                                             THROUGH                DECEMBER 31,              THROUGH
                                            DECEMBER         -------------------------       DECEMBER
                                            31, 1993             1995           1994         31, 1993
                                           ----------        -----------     ---------      ----------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period............................  $   10.00         $    11.59      $   11.86      $   10.00
                                           =========         ==========      =========      =========
      Income from investment operations
      Net investment income (loss).......        .21(c)             .02            .01            .01(c)
      Net realized and unrealized gains
       (losses) on investment
       transactions......................        .02               2.84           (.27)          1.86
                                           ---------         ----------      ---------      ---------
         Total from investment
          operations.....................        .23               2.86           (.26)          1.87
                                           ---------         ----------      ---------      ---------
      Less distributions
      Dividends from net investment
       income............................       (.11)              (.02)          (.01)          (.01)
      Distributions in excess of net
       investment income.................         --                 --             --             --
      Distributions from net realized
       gains.............................       (.01)              (.28)            --             --
      Distributions in excess of net
       realized gains....................         --                 --             --             --
                                           ---------         ----------      ---------      ---------
         Total distributions.............       (.12)              (.30)          (.01)          (.01)
                                           ---------         ----------      ---------      ---------
      Net asset value, end of period.....  $   10.11         $    14.15      $   11.59      $   11.86
                                           =========         ==========      =========      =========
      TOTAL RETURN(d):...................       2.29%             24.62%         (2.19)%        18.66%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000)....  $  96,074         $  121,533      $  96,462      $  63,917
      Average net assets (000)...........  $  46,623         $  107,649      $  87,403      $  29,313
      Ratios to average net assets
       Expenses..........................       1.05%(b)(c)        .85%          .93%            1.05%(b)(c)
       Net investment income (loss)......       2.12%(b)(c)        .12%          .10%             .11%(b)(c)
      Portfolio turnover rate............          3%              120%           97%              72%
      Average commission rate paid per
       share.............................        N/A         $   .0586           N/A              N/A


---------------


(a) Commencement of investment operations.



(b) Annualized.



(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been $.06, 1.10% and .79% for the Large Capitalization Growth Portfolio, $.20, 1.16% and 2.01% for the Large Capitalization Value Portfolio and ($.03), 1.46% and (.30%) for the Small Capitalization Growth Portfolio, respectively.



(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.



(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."


                                                                                              SMALL CAPITALIZATION
                                                                                               VALUE PORTFOLIO(e)
                                                                                    -----------------------------------------
                                                                                                                  JANUARY 5,
                                                                                            YEAR ENDED              1993(a)
                                                                                           DECEMBER 31,             THROUGH
                                                                                         ---------------           DECEMBER
                                                                                       1995           1994         31, 1993
                                                                                    -----------    -----------    -----------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period.........................................  $   11.07      $   12.72      $   10.00
                                                                                    ==========     ==========     ==========
      Income from investment operations
      Net investment income (loss).................................................        .14            .11           (.01)(c)
      Net realized and unrealized gains (losses) on investment transactions........       2.00          (1.49)          3.19
                                                                                    ----------     ----------     ----------
         Total from investment
          operations...............................................................       2.14          (1.38)          3.18
                                                                                    ----------     ----------     ----------
      Less distributions
      Dividends from net investment
       income......................................................................       (.14)            --             --
      Distributions in excess of net investment income.............................         --             --             --
      Distributions from net realized gains........................................         --           (.27)          (.46)
      Distributions in excess of net realized gains................................         --             --             --
                                                                                    ----------     ----------     ----------
         Total distributions.......................................................       (.14)          (.27)          (.46)
                                                                                    ----------     ----------     ----------
      Net asset value, end of period...............................................  $   13.07      $   11.07      $   12.72
                                                                                    ==========     ==========     ==========
      TOTAL RETURN(D):.............................................................      19.21%        (11.03)%        31.86%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000)..............................................  $  97,594      $  84,163      $  64,430
      Average net assets (000).....................................................  $  88,085      $  83,891      $  29,039
      Ratios to average net assets
       Expenses....................................................................       1.00%           .93%          1.05%(b)(c)
       Net investment income (loss)................................................       1.14%           .88%          (.11)%(b)(c)
      Portfolio turnover rate......................................................        110%            97%           112%
      Average commission rate paid per share.......................................  $   .0561            N/A            N/A

                                                                                                 INTERNATIONAL EQUITY
                                                                                                     PORTFOLIO(e)
                                                                                     ------------------------------------------
                                                                                                                    JANUARY 5,
                                                                                              YEAR ENDED             1993(a)
                                                                                             DECEMBER 31,            THROUGH
                                                                                           ----------------        DECEMBER 31,
                                                                                         1995            1994          1993
                                                                                     ------------    ------------  ------------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period.........................................   $    11.95      $    13.09    $    10.00
                                                                                     ===========     ===========   ===========
      Income from investment operations
      Net investment income (loss).................................................          .17             .06           .07
      Net realized and unrealized gains (losses) on investment transactions........         1.67            (.01)         3.16
                                                                                     ------------    ------------  -----------
         Total from investment
          operations...............................................................         1.84             .05          3.23
                                                                                     ------------    ------------  -----------
      Less distributions
      Dividends from net investment
       income......................................................................          (.11)           (.01)         (.01)
       Distributions in excess of net investment income.............................                           --            --
       Distributions from net realized gains........................................         (.04)          (1.07)         (.05)
       Distributions in excess of net realized gains................................                         (.11)         (.08)
                                                                                      ------------    ------------  -----------
          Total distributions.......................................................         (.15)          (1.19)         (.14)
                                                                                      ------------    ------------  -----------
       Net asset value, end of period...............................................   $    13.64      $    11.95    $    13.09
                                                                                      ===========     ===========   ===========
       TOTAL RETURN(D):.............................................................        15.38%            .18%        32.38%
       RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000)..............................................    $  191,598      $  188,025    $  127,121
       Average net assets (000).....................................................   $  183,414      $  179,614    $   49,769
       Ratios to average net assets
       Expenses....................................................................          1.02%           1.07%         1.40%(b)
        Net investment income (loss)................................................         1.32%            .47%          .64%(b)
       Portfolio turnover rate......................................................           76%            116%           65%
       Average commission rate paid per share.......................................   $    .0250             N/A           N/A



---------------

(a) Commencement of investment operations.

(b) Annualized.


(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been ($.04), 1.33% and (.39%) for the Small Capitalization Value Portfolio.


(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."




                                           INTERNATIONAL BOND PORTFOLIO                  TOTAL RETURN BOND PORTFOLIO
                                          -------------------------------      ------------------------------------------------
                                                               MAY 17,                   YEAR ENDED                JANUARY 5,
                                                               1994(a)                  DECEMBER 31,                 1993(a)
                                           YEAR ENDED          THROUGH                      1995                     THROUGH
                                          DECEMBER 31,      DECEMBER 31,       -------------------------------    DECEMBER 31,
                                              1995              1994               1995              1994             1993
                                          -------------     -------------      -------------     -------------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $    9.57         $   10.00          $    9.48         $   10.28        $   10.00
                                            =========         =========          =========         =========        =========
Income from investment operations
Net investment income...................          .57(c)            .27(c)             .62(c)            .47(c)           .44(c)
Net realized and unrealized gains
 (losses) on investment transactions....          .82              (.19)              1.18              (.82)             .56
                                            ---------         ---------          ---------         ---------        ---------
   Total from investment operations.....         1.39               .08               1.80              (.35)            1.00
                                            ---------         ---------          ---------         ---------        ---------
Less distributions
Dividends from net investment income....         (.57)             (.27)              (.58)             (.45)            (.44)
Distributions in excess of net
 investment income......................           --              (.24)                --                --             (.02)
Distributions from net realized gains...         (.20)               --               (.08)               --             (.19)
Distributions in excess of net realized
 gains..................................           --                --                 --                --             (.07)
                                            ---------         ---------          ---------         ---------        ---------
   Total distributions..................         (.77)             (.51)              (.66)             (.45)            (.72)
                                            ---------         ---------          ---------         ---------        ---------
Net asset value, end of period..........    $   10.19         $    9.57          $   10.62         $    9.48        $   10.28
                                            =========         =========          =========         =========        =========
TOTAL RETURN(d):........................        14.66%              .71%             19.63%            (3.54)%          10.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $  34,660         $  21,447          $  45,118         $  31,191        $  25,917
Average net assets (000)................    $  29,510         $  15,366          $  37,023         $  31,141        $  12,594
Ratios to average net assets
 Expenses...............................         1.00%(c)          1.00%(b)(c)         .85%(c)           .85%(c)          .85%(b)(c)
 Net investment income..................         5.56%(c)          4.84%(b)(c)        6.21%(c)          4.90%(c)         3.87%(b)(c)
Portfolio turnover rate.................          456%              361%               156%              121%             171%



---------------



(a) Commencement of investment operations.



(b) Annualized.



(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.38, 2.04% and 2.68% for the Total Return Bond Portfolio. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $1.44, 1.18% and 4.57% for the Total Return Bond Portfolio. For the period May 17, 1994 through December 31, 1994, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.21, 1.90% and 3.94%, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.4% for the International Bond Portfolio and $.60, 1.04% and 6.02%, for the Total Return Bond Portfolio, respectively.



(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

--------------------------------------------------------------------------------



    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."


                                                      INTERMEDIATE-TERM                          MORTGAGE BACKED
                                                        BOND PORTFOLIO                         SECURITIES PORTFOLIO
                                          ------------------------------------------       ----------------------------
                                                                         JANUARY 5,
                                                  YEAR ENDED              1993(a)                   YEAR ENDED
                                                 DECEMBER 31,             THROUGH                  DECEMBER 31,
                                          ---------------------------   DECEMBER 31,       ----------------------------
                                             1995            1994           1993               1995            1994
                                          -----------    ------------   ------------       ------------    ------------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period.............................  $    9.56      $  10.26       $  10.00           $   9.51        $  10.18
                                            =========      ========       ========           ========        ========
      Income from investment operations
      Net investment income...............        .63           .49            .46(c)             .68(c)          .61(c)
      Net realized and unrealized gains
       (losses) on investment
       transactions.......................        .94          (.71)           .46                .83            (.66)
                                            ---------      --------       --------           --------        --------
         Total from investment
          operations......................       1.57          (.22)           .92               1.51            (.05)
                                            ---------      --------       --------           --------        --------
      Less distributions
      Dividends from net investment
       income.............................       (.60)         (.48)          (.45)              (.68)           (.61)
      Distributions in excess of net
       investment income..................         --            --             --               (.03)           (.01)
      Distributions from net realized
       gains..............................       (.02)           --           (.18)                --              --
      Distributions in excess of net
       realized gains.....................         --            --           (.03)                --              --
                                            ---------      --------       --------           --------        --------
         Total distributions..............       (.62)         (.48)          (.66)              (.71)           (.62)
                                            ---------      --------       --------           --------        --------
      Net asset value, end of period......  $   10.51      $   9.56       $  10.26           $  10.31        $   9.51
                                            =========      ========       ========           ========        ========
      TOTAL RETURN#.......................      16.87%        (2.23)%         9.33%             16.18%           (.51)%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000).....  $  77,125      $ 62,924       $ 60,651           $ 69,759        $ 61,971
      Average net assets (000)............  $  68,628      $ 69,602       $ 32,441           $ 65,149        $ 66,276
      Ratios to average net assets
       Expenses...........................        .79%          .80%           .85%(b)(c)         .85%(c)         .85%(c)
       Net investment income..............       6.09%         5.06%          4.27%(b)(c)        6.79%(c)        6.19%(c)
      Portfolio turnover rate.............         93%           77%           129%               154%            380%

                                                                           U.S. GOVERNMENT
                                                                        MONEY MARKET PORTFOLIO
                                                              ------------------------------------------
                                            JANUARY 5,                                       JANUARY 5,
                                              1993(a)                 YEAR ENDED              1993(a)
                                              THROUGH                DECEMBER 31,             THROUGH
                                             DECEMBER         ---------------------------   DECEMBER 31,
                                             31, 1993             1995           1994           1993
                                            -----------       ------------    -----------   ------------
      PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period.............................   $   10.00          $   1.00       $    1.00      $   1.00
                                             =========          ========       =========      ========
      Income from investment operations
      Net investment income...............         .57(c)           .051(c)         .037(c)       .025(c)
      Net realized and unrealized gains
       (losses) on investment
       transactions.......................         .28                --              --            --
                                             ---------          --------       ---------      --------
         Total from investment
          operations......................         .85              .051            .037          .025
                                             ---------          --------       ---------      --------
      Less distributions
      Dividends from net investment
       income.............................        (.57)            (.051)          (.037)        (.025)
      Distributions in excess of net
       investment income..................        (.02)               --              --            --
      Distributions from net realized
       gains..............................        (.08)               --              --            --
      Distributions in excess of net
       realized gains.....................          --                --              --            --
                                             ---------          --------       ---------      --------
         Total distributions..............        (.67)            (.051)          (.037)        (.025)
                                             ---------          --------       ---------      --------
      Net asset value, end of period......   $   10.18          $   1.00       $    1.00      $   1.00
                                             =========          ========       =========      ========
      TOTAL RETURN#.......................        8.56%             5.25%           3.79%         2.56%
      RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000).....   $  60,100          $ 18,855       $  21,438      $  2,997
      Average net assets (000)............   $  29,710          $ 20,173       $  15,048      $  1,407
      Ratios to average net assets
       Expenses...........................         .85%(b)(c)        .75%(c)         .50%(c)        .50%(b)(c)
       Net investment income..............        5.30%(b)(c)       5.18%(c)        4.03%(c)       2.51%(b)(c)
      Portfolio turnover rate.............         134%               --              --            --


---------------


(a) Commencement of investment operations.



(b) Annualized.



(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.44, 1.10% and 4.02% for the Intermediate-Term Bond Portfolio, $.54, 1.45% and 4.70% for the Mortgage Backed Securities Portfolio and ($.079), 10.94% and (7.93%) for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, .99% and 6.05% for the Mortgage Backed Securities Portfolio and $.031, 1.14% and 3.39% for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72% for the Mortgage Backed Securities Portfolio and $.050, .80% and 5.13% for the U.S. Government Money Market Portfolio, respectively.



(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objectives and policies of each Portfolio. There can be no assurance that a Portfolio will achieve its investment objectives. The Portfolios' investment objectives are fundamental and may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities. Further information about the investment policies of each Portfolio appears in the Statement of Additional Information.

EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO


     The Large Capitalization Growth Portfolio is advised by Columbus Circle Investors, a subpartnership of PIMCO Advisors, L.P., and Oak Associates, Ltd. The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of the Large Capitalization Value Portfolio. In selecting securities for the Portfolio, the Advisers evaluate factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Other Investments and Policies."


LARGE CAPITALIZATION VALUE PORTFOLIO

     The Large Capitalization Value Portfolio is advised by INVESCO Capital Management, Inc. and Hotchkis and Wiley. The Portfolio's investment objective is total return consisting of capital appreciation and dividend income. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the S&P 500. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and securities convertible into common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. At least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in other equity securities including securities convertible into common stock and preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

SMALL CAPITALIZATION GROWTH PORTFOLIO

     The Small Capitalization Growth Portfolio is advised by Nicholas-Applegate Capital Management and Investment Advisers, Inc. The Portfolio's investment objective is maximum capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies with total market capitalization of less than $1.5 billion. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisers seek small capitalization companies that they believe are undervalued in the marketplace, or have earnings that may be expected to grow faster than the U.S. economy in general. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the economy. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies."

SMALL CAPITALIZATION VALUE PORTFOLIO


     The Small Capitalization Value Portfolio is advised by Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation. The Portfolio's investment objective is above average capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of less than $1.5 billion that, in an Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. In general, these securities are characterized as having below average price earnings ratios and a smaller number of shares outstanding relative to the stock market in general and enjoy little industry analyst coverage. The securities may also (i) be undervalued relative to their cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stock, and at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio is advised by Lazard Freres Asset Management. The Portfolio's investment objective is capital appreciation. The Portfolio seeks to achieve its objective by investment in equity securities of companies domiciled outside the U.S. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three foreign countries, not including the United States. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the markets of developing countries have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Foreign Securities."

     The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (GDRs) may also be purchased by the Portfolios. GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

     The Portfolio may invest in shares of closed-end investment companies organized in the United States or outside the United States which are "country" or "regional" funds. Investment in closed-end country or regional funds is subject to limitations under the Investment Company Act and market availability and may involve the payment of substantial premiums above the value of such funds' portfolio securities. In addition, investment in shares of other investment companies will result in the payment of duplicate management fees and expenses.

     The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Portfolio may invest without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies." The Portfolios may or may not employ any of the hedging techniques described above and there can be no assurance that any techniques or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Income Enhancement Strategies" and "Other Investments and Policies--Foreign Securities."

INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

     The International Bond Portfolio is advised by Fiduciary International, Inc. The Portfolio's investment objective is high total return. The Portfolio seeks to achieve its objective through investment in high quality debt securities denominated primarily in foreign currencies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States.

     The Portfolio is non-diversified. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because the higher percent of assets invested among fewer issuers may result in greater fluctuations in the market value of the Portfolio. Any economic, political or regulatory development affecting the value of the securities in the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio were diversified among more issuers.

     Under normal circumstances, the Portfolio will invest at least 75% of its total assets in debt securities rated A or better by S&P or Moody's or the equivalent by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, in debt securities determined to be of comparable quality by the Adviser. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or the equivalent by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of S&P and Moody's Ratings."


     The Portfolio may invest in issuers in developed as well as developing countries. Investing in the markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risk are high. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Foreign Securities."

     The foreign government securities in which the Portfolio may invest generally consist of debt obligations or mortgage-related securities supported by the full faith and credit of national, state, or provincial governments or other political subdivisions. The Portfolio may also invest in debt obligations of supranational entities, including international organizations supported by governmental entities to promote economic development, international banking institutions and related governmental entities such as the International Bank for Reconstruction and Development (World Bank), the Asian Development Bank and the InterAmerican Development Bank. The Portfolio may also invest in the debt obligations of national, state or "quasi-governmental agencies" which are not supported by the full faith and credit or general taxing power of such entities.


     The Portfolio's may also invest in cash deposits or certificates of deposit issued by banks of high credit quality or in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO or in repurchase agreements. The instruments may be denominated in either the US dollar or in foreign currencies. The Portfolio may also invest in both exchange-traded and over-the-counter options.


     The Portfolio will attempt to hedge against unfavorable changes in currency, exchange and other rates by engaging in foreign currency exchange contracts, purchasing and writing put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio may or may not employ any of the hedging techniques described above and there can be no assurance that any technique or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Income Enhancement Strategies" and "--Foreign Securities."

TOTAL RETURN BOND PORTFOLIO


     The Total Return Bond Portfolio is advised by Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors, L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors. The Portfolio's investment objective is total return consisting of current income and capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.



     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of S&P and Moody's Ratings."


     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Description of the Portfolios--Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

INTERMEDIATE-TERM BOND PORTFOLIO


     The Intermediate-Term Bond Portfolio is advised by Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors. The Portfolio's investment objective is current income and reasonable stability of principal. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.



     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality) except that the Portfolio may invest up to 10% of its assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of S&P and Moody's Ratings."


     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

MORTGAGE BACKED SECURITIES PORTFOLIO

     The Mortgage Backed Securities Portfolio is advised by Wellington Management Company. The Portfolio's primary investment objective is high current income and its secondary investment objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve its investment objectives by investing in mortgage related securities. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset backed securities, money market instruments and repurchase agreements. The Portfolio may also engage in reverse repurchase agreements.


     The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various U.S. Government agencies, such as the Government National Mortgage Association
(GNMA), and government related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC and collateralized mortgage obligations
(CMOs), which are obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Adviser of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or the equivalent by another NRSRO or, if unrated, will be of equivalent investment quality as determined by the Adviser.


     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities and on financial indices that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes.

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments. See "Description of the Portfolios--Other Investments and Policies."

U.S. GOVERNMENT MONEY MARKET PORTFOLIO


     The U.S. Government Money Market Portfolio is advised by Wellington Management Company. The Portfolio's investment objective is maximum current income consistent with the maintenance of liquidity and the preservation of capital. The Portfolio seeks to achieve its investment objective by investing exclusively in U.S. Government securities and repurchase agreements with respect to those securities. See "Other Investments and Policies--U.S. Government Securities." Under normal circumstances, the Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Adviser acting under the supervision of the Trustees. The Portfolio follows these policies in order to attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not guaranteed or insured by the Federal Government. The yield attained by the Portfolio usually will not be as high as that of other funds that invest in lower-quality or longer-term securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis.


OTHER INVESTMENTS AND POLICIES

MONEY MARKET INSTRUMENTS


     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio where these instruments may also be denominated in foreign currencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations. See "Mortgage Backed Securities--Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.


     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; and (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. See "Mortgage Backed Securities" below. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Objectives and Policies of the Portfolios--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Mortgage Backed Securities" below.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.



     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.


     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.


     During the fiscal year ended December 31, 1995, the monthly dollar-weighted average ratings of the debt obligations held by International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of the Fund's total investments, were as follows:



                              PERCENTAGE OF TOTAL
                                  INVESTMENTS
                     -------------------------------------
                      INTERNATIONAL         TOTAL RETURN       INTERMEDIATE-TERM
RATINGS               BOND PORTFOLIO       BOND PORTFOLIO       BOND PORTFOLIO
-------              ----------------     ----------------     ----------------
AAA/Aaa                    62.3%                 75%                  69%
AA/Aa                       3.6                   1                    2
A/A                         2.5                   4                    3
BBB/Baa                      --                  14                   18
BB/Ba                        --                   6                    8
B/B                          --                  --                   --
CCC/Caa                      --                  --                   --
CC/Ca                        --                  --                   --
C/C                          --                  --                   --
Unrated                    31.5                  --                   --


     Non-Publicly Traded Securities. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

MORTGAGE BACKED SECURITIES

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically,

CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), a Portfolio's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Additional Investment Information-Collateralized Mortgage Obligations" in the Statement of Additional Information.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

ASSET-BACKED SECURITIES

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

TYPES OF CREDIT ENHANCEMENT

     Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A Portfolio may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

     In addition, mortgage backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities. See "Additional Investment Information" in the Statement of Additional Information. See "Asset-Backed Securities."

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

ADJUSTABLE RATE SECURITIES

     The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence owner-ship of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts. See "Other Investments" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance return. These strategies include the use of forward exchange contracts, options and futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies--Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on national securities exchanges or in the over-the-counter market to attempt to enhance return or to hedge its portfolio. These options will be on debt securities, aggregates of debt securities, financial indices (e.g., S&P 500) and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.


     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     A Portfolio will write only "covered" options. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations. See "Investment Objective and Policies--Additional Investment Policies" in the Statement of Additional Information. There is no limitation on the amount of call options a Portfolio may write. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OVER-THE-COUNTER OPTIONS. A Portfolio may also purchase and write (i.e., sell) put and call options on equity and debt securities and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Portfolio and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Portfolio's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Invest-ment Objectives and Policies--Additional Risks--Options Transactions and Related Risks" in the Statement of Additional Information.

     FORWARD CURRENCY EXCHANGE CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. Dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency or a currency bearing a substantial correlation to the value of such currency. The Adviser will use foreign currency hedging techniques, including "cross-currency hedges" to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a forward exchange contract to (A) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (B) purchase either the U.S. Dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.


     If a Portfolio enters into a position hedging transaction, the Trust's custodian or subcustodian will place cash or U.S. Government securities or other high-grade debt obligations in a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Portfolio's commitment with respect to the forward contract.


     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. A Portfolio will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash or liquid high-grade debt obligations having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. See "Investment Objectives and Policies of the Portfolios--Forward Currency Exchange Contracts" in the Statement of Additional Information.


     FUTURES CONTRACTS AND OPTIONS THEREON. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging purposes, to reduce certain risks of its investments, and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and related options will be on debt securities, aggregates of debt securities, currencies, financial indices and U.S. Government securities and include futures contracts and options thereon which are linked to the London Interbank Offered Rate (LIBOR).



     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.



     A Portfolio's ability to enter into futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Investment Objective and Policies-- Additional Investment Policies--Futures Contracts--Options on Futures Contracts" and "Taxes" in the Statement of Additional Information.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned on a Portfolio purchasing and selling futures contracts and options therein for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purposes to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets.


     SPECIAL RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If an Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.


FOREIGN SECURITIES

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

     Investing in securities issued by foreign companies involves considerations and potential risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by the Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European

Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government Securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community. Foreign Government Securities shall also include mortgage-backed securities issued by Foreign Government Entities including quasi-governmental entities.


     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


CURRENCY RISKS


     Because the majority of the debt securities purchased by the International Bond Portfolio are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of the Portfolio assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolio is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolio's distributable income.


     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio will not convert its holdings of foreign currencies to U.S. dollars daily. When the Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

REPURCHASE AGREEMENTS



     Each Portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS



     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.



     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Trust to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Trust continues to receive principal and interest payments on these securities.



     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.



     A Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.



SECURITIES LENDING



     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of a Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Portfolio cannot lend more than 33 1/3% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information.



INTEREST RATE SWAP TRANSACTIONS



     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objectives and Policies--Interest Rate Swaps" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.



ILLIQUID SECURITIES



     The Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio, International Equity Portfolio and U.S. Government Money Market Portfolio may each hold up to 10% of their net assets in illiquid securities. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each hold up to 15% of their net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Portfolios intend to comply with any applicable state blue sky laws restricting their investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The Manager and the Advisers will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



     The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.



     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



     Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. The Trust's Custodian will maintain, in a segregated account of a Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than a Portfolio's purchase commitments.



     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


SHORT SALES



     The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or U.S. Government securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.



     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.



     The Mortgage Backed Securities Portfolio may also make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.



BORROWING



     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.



     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.


     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action to reduce its borrowings.

PORTFOLIO TURNOVER


     The Portfolio turnover rate for each of the Portfolios may exceed 100%, although the rate is not expected to exceed 200%. Due to market volatility, the International Bond Portfolio's portfolio turnover was 456% and 361%, respectively, for the years ended December 31, 1995 and 1994 and the Mortgage Backed Securities Portfolio's portfolio turnover was 380% for the year ended December 31, 1994. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions."


INVESTMENT RESTRICTIONS

     The Portfolios are subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                             MANAGEMENT OF THE TRUST



     The Trustees, in addition to reviewing the actions of the Trust's Manager and Advisers, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. For the year ended December 31, 1995 the total annualized expenses, net of management fee waiver and including expense subsidies paid by the Manager, as a percentage of average daily net assets for each Portfolio's shares were as follows:


                                                                      TOTAL ANNUALIZED
                                                                        EXPENSES AS A
                                                                        PERCENTAGE OF
                                                                        AVERAGE DAILY
                                PORTFOLIO                                NET ASSETS
                                ---------                            -------------------
        Large Capitalization Growth Portfolio....................           0.78%
        Large Capitalization Value Portfolio.....................           0.76%
        Small Capitalization Growth Portfolio....................           0.85%
        Small Capitalization Value Portfolio.....................           1.00%
        International Equity Portfolio...........................           1.02%
        International Bond Portfolio.............................           1.00%
        Total Return Bond Portfolio..............................           0.85%
        Intermediate-Term Bond Portfolio.........................           0.79%
        Mortgage Backed Securities Portfolio.....................           0.85%
        U.S. Government Money Market Portfolio...................           0.75%


MANAGER

     Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Trust. PMF was incorporated in May 1987 under the laws of the State of Delaware. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, a major diversified insurance and financial services company.


     For the year ended December 31, 1995, PMF waived certain of its management fees and subsidized certain operating expenses of some of the Portfolios to the extent necessary to cap the Total Fund operating expenses of each Portfolio as described in "Trust Expenses" in the Prospectus and "Manager" in the Statement of Additional Information. See also "Fee Waivers and Subsidy" below. For the year ended December 31, 1995, PMF received the following management fees from each of the Portfolios, net of fee waivers and expense subsidies.



                                                         ANNUALIZED
                                                         PERCENTAGE
                                                             OF
                                                          AVERAGE
                                                            NET
                          PORTFOLIO                        ASSETS        AMOUNT
                          ---------                      ----------    ----------
        Large Capitalization Growth Portfolio.........      0.60%      $  977,893
        Large Capitalization Value Portfolio..........      0.60%         978,742
        Small Capitalization Growth Portfolio.........      0.60%         645,895
        Small Capitalization Value Portfolio..........      0.60%         528,572
        International Equity Portfolio................      0.70%       1,283,896
        International Bond Portfolio..................      0.35%         102,710
        Total Return Bond Portfolio...................      0.26%          97,987
        Intermediate-Term Bond Portfolio..............      0.45%         308,827
        Mortgage Backed Securities Portfolio..........      0.38%         245,215
        U.S. Government Money Market Portfolio........      0.20%          41,031

     As of January 31, 1996, PMF served as manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies. These companies have aggregate assets of approximately $52 billion.


     Pursuant to a Management Agreement (Management Agreement) with the Trust, PMF manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to review and approval of the Trustees, of Advisers for each of the Portfolios and the review of their continued performance. See "Manager" in the Statement of Additional Information.

     Pursuant to separate Sub-Advisory Agreements (the Advisory Agreements) between PMF and the Advisers, the Advisers furnish investment advisory services in connection with the management of the Trust. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the Portfolio based upon the portion of assets the Adviser manages. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Advisers' performance of such services.


     Subject to the supervision and direction of the Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial review on prospective Advisers for each Portfolio and thereafter monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance, and investment discipline or philosophy. The Manager has responsibility for communicating performance expectations and evaluations to the Advisers and ultimately recommending to the Trustees whether the Advisers' contracts should be renewed, modified or terminated. The Manager provides reports to the Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian and transfer agent. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below based on the value of the average net assets of the Portfolio. The Manager pays each Adviser a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets managed by that Adviser:


                                                                           PORTION PAID
                                                                          BY THE MANAGER
                          PORTFOLIO                     MANAGER'S FEE     TO THE ADVISER
                          ---------                     -------------     --------------
        Large Capitalization Growth Portfolio.........      0.60%             0.30%
        Large Capitalization Value Portfolio..........      0.60%             0.30%
        Small Capitalization Growth Portfolio.........      0.60%             0.30%
        Small Capitalization Value Portfolio..........      0.60%             0.30%
        International Equity Portfolio................      0.70%             0.40%
        International Bond Portfolio..................      0.50%             0.30%
        Total Return Bond Portfolio...................      0.45%             0.25%
        Intermediate-Term Bond Portfolio..............      0.45%             0.25%
        Mortgage Backed Securities Portfolio..........      0.45%             0.25%
        U.S. Government Money Market Portfolio........      0.25%             0.125%

ADVISERS

     The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform various administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held in the Portfolio, or portion thereof, it manages in accordance with the Portfolio's stated investment objective and policies, making investment decisions for such Portfolio, or portion thereof, and placing orders to purchase and sell securities on behalf of such Portfolio, or portion thereof. The Advisers furnish investment advisory services in connection with the management of the Portfolios and are paid their fees by PMF, not the Trust.

     Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as the Manager deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other. By using two Advisers for these Portfolios, and by periodically balancing a Portfolio for an approximately equal allocation, each Portfolio seeks long-term benefits from a balance of different investment disciplines, which is intended to achieve a certain continuity in the Portfolio's performance. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single Adviser and no such sale and purchase, but the Portfolio will have incurred additional transaction costs and other expenses. The Manager will consider these costs in determining the allocation and reallocation of assets.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO


     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serve as the Advisers to the Large Capitalization Growth Portfolio. CCI and Oak are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by each of them.



     CCI, a Delaware partnership and a subpartnership of PIMCO Advisors L.P., is the successor firm to a leading institutional equity investment firm and, as of December 31, 1995, had approximately $12.6 billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.

     CCI generally uses a team approach although Clifford G. Fox is primarily responsible for the day-to-day investment management of the portion of the assets CCI manages for the Large Capitalization Growth Portfolio. Mr. Fox has been a Vice President and Portfolio Manager of CCI since October, 1992. Prior to joining CCI, he was Vice President of Equity Investments at General Reinsurance Corporation. Mr. Fox is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.



     On November 20, 1995, the Trustees approved a new subadvisory agreement for the Large Capitalization Growth Portfolio with Oak in the place of Roger Engemann Management Co., Inc. (REMC) who resigned as portfolio manager effective November 21, 1995. Oak began managing its portion of the Portfolio effective November 22, 1995. The agreement is subject to the same terms and conditions as the prior agreement and has been submitted to the shareholders of the Portfolio for their approval at a Special Meeting of Shareholders which is scheduled to be held on March 12, 1996.



     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and as of December 31, 1995, had more then $3 billion in assets under management. Oak is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.



     With respect to portfolio, management Oak makes its securities selections based upon interest rate and inflation expectations, the company's growth rate and its price to earnings ratio, among other factors. James D. Oelschlager is the portfolio manager of the portion of the Portfolio managed by Oak which he manages with the assistance of Donna Barton, Margaret Ballinger and Douglas MacKay as assistant portfolio managers. Mr. Oelschager has been President of Oak since 1985. Ms. Barton and Ms. Ballinger have been employed as a trader and client service manager, respectively, for Oak since 1985. Mr. MacKay has been a research analyst for Oak since 1990. Oak also manages two series of The Advisers' Inner Circle Fund, White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund.


LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309 and Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017 serve as the Advisers to the Large Capitalization Value Portfolio. INVESCO and Hotchkis and Wiley are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.


     INVESCO is a Delaware corporation and member of INVESCO PLC, a global firm specializing in the management of institutional portfolios. As of December 31, 1995, INVESCO had approximately $39 billion, and INVESCO PLC had approximately $80 billion, of assets under management for clients located throughout the U.S., Europe and Japan.


     Neilson Brown, a Vice President of INVESCO, has been responsible for the day-to-day management of the portion of the assets INVESCO manages for the Portfolio and previously managed all of the Portfolio's assets since its inception. Mr. Brown has served as a portfolio manager for INVESCO since 1989 and prior to 1989, served as a portfolio manager for Dreman

Value Management and Brown Brothers Harriman & Co. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts.


     Hotchkis and Wiley, a California limited partnership, was established in 1980 and, as of December 31, 1995, had approximately $9.0 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley manages the American AAdvantage Funds and the Hotchkis and Wiley Funds.



     Roger DeBard is primarily responsible for the day-to-day management of the portion of assets Hotchkis and Wiley manages for the Large Capitalization Value Portfolio. Dr. DeBard is a Managing Director at Hotchkis and Wiley. He also serves as an Executive Vice President of the Hotchkis and Wiley Funds. Dr. DeBard was formerly with Crocker Investment Management, Scudder, Stevens & Clark and the investment consulting firm of A.G. Becker & Co. Dr. DeBard is a member of the Los Angeles Society of Financial Analysts and a frequent guest on financial news programs. He has served as a director of the Los Angeles Bond Club and as an expert witness for the President's Commission on Pension Policy. Dr. DeBard is also a Chartered Financial Analyst.


SMALL CAPITALIZATION GROWTH PORTFOLIO

     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th Floor, San Diego, California 92101 and Investment Advisers, Inc.
(IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serve as the Advisers to the Small Capitalization Growth Portfolio. Nicholas-Applegate and IAI are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.


     Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Mr. Nicholas founded Nicholas-Applegate in 1984 and has been a principal of the firm since its founding. Mr. Nicholas and fourteen other partners manage a staff of approximately 300 employees. As of December 31, 1995, the firm managed a total of approximately $29 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.


     The portion of the Portfolio's assets for which Nicholas-Applegate is the Advisor is managed by a team of professionals at Nicholas-Applegate, which is overseen by Arthur E. Nicholas, Chief Investment Officer of the Firm.


     IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1995, it managed approximately $15 billion in assets.



     Noel P. Rahn, Chief Investment Officer of IAI, has general supervisory responsibility for the investment activities of all mutual funds managed by IAI. The day-to-day management of the Fund is the responsibility of Suzanne F. Zak. Ms. Zak is a Senior Vice President and has served as a portfolio manager of IAI since 1992. Prior to such time, Ms. Zak served as a Managing Director of J&W Seligman.

SMALL CAPITALIZATION VALUE PORTFOLIO


     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020 and Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serve as the Advisers to the Small Capitalization Value Portfolio. LFAM and WSW are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.



     Lazard Freres Asset Management (LFAM) is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. LFAM provides investment management services to both individual and institutional clients and as of December 31, 1995, had more than $30 billion in assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services. LFAM is also the Adviser of the International Equity Portfolio of the Trust.



     Herbert W. Gullquist and Eileen D. Alexanderson, CFA, are primarily responsible for the day-to-day management of the portion of the assets LFAM manages for the Small Capitalization Value Portfolio. Mr. Gullquist is a managing director of Lazard Freres, is the chief investment officer of LFAM and has been employed there since 1982. Ms. Alexanderson is a portfolio manager/analyst. Ms. Alexanderson joined LFAM in 1982 and has 14 years of investment experience. She is a Chartered Financial Analyst.



     WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1995, had more than $3.5 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 36.1% of which is owned by The Equitable Life Assurance Society of the United States
(LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh Avenue, New York, New York 10019. Equitable owns directly an additional 44.1% of DLJ Inc. Approximately 60.6% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately
1.5 million policyholders.



     James A. Engle and Roger W. Vogel are the co-managers of the portion of the Portfolio managed by WSW. Mr. Engle is Chief Investment Officer of WSW since 1988. Mr. Vogel is Director of Equity Research of WSW since 1993. He was previously Vice President and Portfolio Manager at Chemical Bank since 1978. Messrs. Engle and Vogel also manage the Winthrop Aggressive Growth, Growth and Growth & Income Funds.



INTERNATIONAL EQUITY PORTFOLIO



     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020, serves as the Adviser to the International Equity Portfolio. LFAM is paid a fee by PMF, not the Trust, at an annual rate of .40 of 1% of the Portfolio's average daily net assets.

     Herbert W. Gullquist and John R. Reinsberg are primarily responsible for the day-to-day management of the Portfolio. Mr. Gullquist is a managing director of Lazard Freres is the chief investment officer of LFAM and has been employed there since 1982. Mr. Reinsberg is a managing director of LFAM and has been employed there since 1992. Prior thereto, he was Executive Vice President of General Electric Investment Company.


INTERNATIONAL BOND PORTFOLIO


     Fiduciary International, Inc. (FII), 2 World Trade Center, 90th Floor, New York, New York 10048-0772, serves as the Adviser to the International Bond Portfolio. FII is paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the Portfolio's average daily net assets. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International (FTCI). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts as well as individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva and Hong Kong. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in international management with over $12.1 billion in the international and global bond discipline. As of December 31, 1995, total assets under management by FII, its parent organization FTCI and FTCI affiliates, on behalf of all clients, amounted to approximately $36 billion.



     The portfolio is managed by a team of two portfolio managers. Stuart Hochberger is responsible for the day-to-day management of the Portfolio and has been serving in such capacity since the inception of the Portfolio in May 1994. Stuart Hochberger is the chief global fixed income strategist of FTCI and has been with FTCI since 1981 and is currently an Executive Vice President and Director of Fixed Income, which includes international fixed income. Anthony Gould assists Mr. Hochberger in the management of the Portfolio, Mr. Gould is a Vice President and Manager of global and international fixed income portfolios and has been with FTCI since March 1995. Prior thereto, he was employed in BZW Investment Management, the asset management subsidiary of the Barclays Group. Mr. Gould is a Chartered Financial Analyst.


INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO


     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92658, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. PIMCO furnishes investment advisory services in connection with the management of each of these Portfolios and is paid a fee by PMF, not the Trust, at an annual rate of .25 of 1% of each Portfolio's average daily net assets. John L. Hague, a Managing Director of PIMCO, has been responsible for the day-to-day management of the Trust's Portfolio since its inception. Mr. Hague has been a fixed income manager of PIMCO and its predecessor since 1989.



     PIMCO is a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management, Inc., a wholly owned subsidiary of PIMCO Advisors L.P. The general partner of PIMCO Advisors L.P. is PIMCO Partners G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners L.P., a limited partnership controlled by the PIMCO Managing Directors. As of December 31, 1995, PIMCO had approximately $76.4 million of assets under management.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO

     Wellington Management Company (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio. WMC is paid a fee by PMF, not the Trust, at the annual rates of .125 of 1% and .25 of 1% of each Portfolio's average daily net assets, respectively.


     WMC is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1995, WMC had approximately $109.2 billion of assets under management.



     Thomas L. Pappas, Senior Vice President of WMC, has served as portfolio manager to the Mortgage Backed Securities Portfolio since the Portfolio's inception. Mr. Pappas has been an investment professional with WMC since 1987. John C. Keogh, Senior Vice President of WMC, has served as portfolio manager to the U.S. Government Money Market Portfolio since the Portfolio's inception. Mr. Keogh has been an investment professional with WMC since 1983.


FEE WAIVERS AND SUBSIDIES


     For the fiscal year ended December 31, 1995, PMF waived all or a portion of its management fee and subsidized certain operating expenses of the Portfolios to maintain the total expense ratios of the Portfolios at the following levels:



                                                            EXPENSE CAP AS A PERCENTAGE
                        NAME OF PORTFOLIO                   OF AVERAGE DAILY NET ASSETS
                        -----------------                   ---------------------------
        Large Capitalization Growth Portfolio.............             1.05%
        Large Capitalization Value Portfolio..............             1.05%
        Small Capitalization Growth Portfolio.............             1.05%
        Small Capitalization Value Portfolio..............             1.05%
        International Equity Portfolio....................             1.50%
        International Bond Portfolio......................             1.00%
        Total Return Bond Portfolio.......................              .85%
        Intermediate Term Bond Portfolio..................              .85%
        Mortgage Backed Securities Portfolio..............              .85%
        U.S. Government Money Market Portfolio............              .85%



For the year ending December 31, 1996, PMF has agreed to cap Total Operating Expenses of the Total Return Bond Portfolio at .95%. See "Trust Expenses." The Trust is not required to reimburse PMF for such management fee waiver or expense subsidy. PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Trust. Fee waivers and expense subsidies will increase a Portfolio's yield or total return. See "Performance Information."

DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the shares of the Trust. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

     On October 21, 1993, PSI entered into an omnibus settlement with the Securities and Exchange Commission (SEC), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc.
(NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

     Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker), may each act as a broker or futures commission merchant for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction.

                                 NET ASSET VALUE

     The net asset value per share is determined by subtracting from the value of the assets of each Portfolio the amount of its liabilities, and dividing the remainder by the number of outstanding shares of the Portfolio. The Trustees have fixed the specific time of day for the computation of each Portfolio's net asset value to be as of 4:15 p.m., New York time, except that the U.S. Government Money Market Portfolio will compute its net asset value at 4:30 p.m., New York time.


     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. See "Net Asset Value" in the Statement of Additional Information.



     The Trust will compute its net asset value once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Trust or days on which changes in the value of portfolio securities do not affect the net asset value of a Portfolio. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The U.S. Government Money Market Portfolio determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Portfolio's securities holdings on a given day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Portfolio at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                        PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES

     Purchases of shares of a Portfolio by a Target Program participant must be made through a securities account maintained with Prudential Securities. Payment for Portfolio shares must be made by check made payable to Prudential Securities or to a broker that clears securities transactions through Prudential Securities on a fully disclosed basis (an Introducing Broker). Clients of Prudential Securities may also make payment for portfolio shares using free credit cash balances held in their securities account including a cash payment by the participant into his or her securities account or through the redemption of shares of money market funds held in the account.


     For non-Plan accounts, the minimum initial investment requirement is $25,000. For Plan accounts, the minimum initial investment requirement is $10,000. The minimum initial investment requirement is reduced to $10,000 for non-Plan accounts for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who receive their fees pursuant to a deferred fee agreement with the Trust), employees of Prudential Securities and PMF and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities. For purposes of determining the minimum initial investment requirement, fiduciary accounts having a common trustee (unaffiliated with Prudential Securities) may be aggregated provided that such accounts, in the aggregate, have at least $250,000 in assets in the Target Program. Such accounts may also be aggregated for purposes of determining when the Target Program fee may be subject to negotiation. In addition, the minimum initial investment requirement may be reduced or waived for certain start-up qualified employee benefit plans which have been in existence for less than one year and for certain transfers of assets from asset allocation programs of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities. Please contact a Prudential Securities Financial Advisor for details. Prudential Securities must be notified, prior to the opening of any Target Program account of any factors under which an account would be eligible for a waiver or reduction of the minimum investment or Target Program fee. The aggregation of accounts or reduction or waiver of the Target Program fee will be permitted subject to confirmation of the account's entitlement.



     Shares of the Portfolios are available to participants in the Target Program and to banks, trust companies and other investment advisory services who maintain securities accounts with Prudential Securities (with or without participation in the Target Program) and to certain other asset allocation programs of investments in registered investment companies sponsored by Prudential Securities. The Target Program and the Trust are designed to help investors devise an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the choices available.


     Shares of the Portfolios may be redeemed at any time for cash at the net asset value per share next determined after the redemption request is received. Investors wishing to redeem their shares in a Portfolio should contact their Prudential Securities financial advisor. Payment for shares presented for redemption will be made by check within seven days after receipt by Prudential Securities of a redemption request. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. If a Target Program account is terminated, including a termination of such an account by Prudential Securities, all shares of the Portfolios held in that account will be redeemed.

     THE TARGET PROGRAM. Prudential Securities, through the Target Program, provides advisory services in connection with investments among the Portfolios by identifying the investor's investment objectives, preferences and risk tolerances through evaluation of a Questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those objectives, preferences and risk tolerances in an Evaluation; and providing a quarterly account statement (Quarterly Account Monitor). Prudential Securities will not have any investment discretion over the investor's Target Program account; all investment decisions ultimately rest with the investor.

     Under the Target Program, financial advisors of Prudential Securities provide services to the investor by assisting the investor in identifying his or her financial characteristics and completing the investor Questionnaire. Prudential Securities has contracted with Ibbotson Associates, Inc., Chicago, an investment consulting, data and software firm, to develop an investment profile matrix and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the Questionnaire into suggested portfolio allocations. Financial advisors may also review the Evaluation and Quarterly Account Monitor with the investor, monitor identified changes in the investor's financial characteristics, assist the investor in preparing a revised Questionnaire, and communicate any changes to Prudential Securities for reevaluation.

     Prudential Securities is paid a quarterly fee for the services comprising the Target Program. For non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The advisory fees may be modified or changed by Prudential Securities upon notice to account holders. For non-Plan accounts the quarterly fee will be charged to the client's securities account. Plan accounts may elect to have their Target Program fee either automatically charged to their securities account as described above or billed to them quarterly. For Plan accounts that elect to be billed, the quarterly fee is payable by check. The advisory fee is subject to negotiation when assets in the Target Program exceed $100,000 based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. An independent plan fiduciary should consider, in a prudent manner, the relationship of the fees to be paid by its Plan along with the level of services provided by Prudential Securities.

     Trustees of the Trust, employees of Prudential Securities and PMF and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may participate in the Target Program without the imposition of the Target Program fee. In addition, the Target Program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential Securities as well as personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or an affiliate thereof. Banks, trust companies and investment advisers interested in utilizing the Portfolios should contact the Trust or Prudential Securities.

     Financial advisors receive a portion of any fee paid by Target Program clients for participation in the Target Program. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the quarterly fee paid by non-Plan investors for investments in an income portfolio, Prudential Securities will receive greater compensation if a non-Plan Target Program client invests in equity portfolios rather than income portfolios. Consequently, Prudential Securities, when making asset allocation recommendations for non-Plan Target Program clients will be presented with a conflict of interest as to the specific Portfolios recommended for investment.

     For participants in the Target Program, shares of the Portfolios may be purchased directly through Prudential Securities only after the completion and processing of the Client's Target Program investment advisory agreement. The offering price is the net asset value per share next determined following receipt of an order by Prudential Securities. Shareholders will not receive share certificates, as the Trust does not issue share certificates.

SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential Mutual Funds.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

     For further information regarding the exchange privilege, investors should contact their Prudential Securities financial advisor. Prudential Securities reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each Portfolio intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. Accordingly, each Portfolio will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the shareholders whether or not reinvested. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals currently is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


     Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio and International Equity Portfolio will be declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made at least annually.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder of shares that are held for six months or less. Additionally, a capital loss realized upon a sale or redemption of shares in a Portfolio will be deferred under the "wash sale" rules of the Internal Revenue Code if the shareholder acquires shares in such Portfolio during the 61-day period beginning 30 days before and ending 30 days after the sale which gave rise to the loss.


     Net investment income or capital gains earned by a Portfolio from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit for foreign taxes may be claimed. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will satisfy the requirements for making the election to treat shareholders as having paid foreign taxes paid by a Portfolio.

     A Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs may subject the Portfolio to federal income taxes on certain gains realized by the Portfolio.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in their Portfolio shares.

     For most non-Plan investors who are individuals and for Plans which pay the Target Program fee by check, the Target Program fee may be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only, to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.

     Under U.S. Treasury Regulations, each Portfolio is required to withhold and remit to the U.S. Treasury, 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or otherwise are subject to backup withholding.


     As a result of the allocation and any reallocation of assets between the two Advisers of each of the four domestic equity Portfolios of the Fund, with respect to those Portfolios, there may be tax ramifications relating to the sale of assets in the form of increased short term or long term capital gains. As described above, short term capital gains derived by a Portfolio are taxed as ordinary income. In order to maintain its tax status as a regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio must derive less than 30% of its gross income from the sale or other disposition of stock and certain other securities held by the Portfolio for less than three months. Such Portfolios may also be subject to the "wash sale" rules of the Internal Revenue Code as described above.


     Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate if applicable).

     Dividends and distributions will be paid in additional Portfolio shares, at net asset value computed on the payment date and record date, respectively, or such other date as the Trustees may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to the Trust or the investor's financial advisor. Each Portfolio will notify each shareholder after the close of each Portfolio's taxable year both of the per share amount and the taxable status of that year's dividends and distributions. The foregoing is a general summary of the tax consequences investing in a Portfolio. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxation" in the Statement of Additional Information.


                               GENERAL INFORMATION


PERFORMANCE INFORMATION

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     From time to time the U.S. Government Money Market Portfolio may advertise its "current yield" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The U.S. Government Money Market Portfolio also calculates its "effective annual yield," assuming weekly compounding, and its tax-equivalent yield. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal an after taxes yield equivalent to the Portfolio's tax-free yield and is calculated by dividing the Portfolio's current or effective yield by the result of one minus a certain state tax rate. The yield will fluctuate from time to time and is not intended to indicate and is not necessarily representative of future performance.

  OTHER PORTFOLIOS


     FROM TIME TO TIME THE TRUST MAY ADVERTISE THE TOTAL RETURN OF A PORTFOLIO (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN, "AGGREGATE" TOTAL RETURN AND "YIELD") IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in a Portfolio of the Trust would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends paid by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Trust may also from time to time advertise the 30-day yield of a Portfolio. See "Performance Information" in the Statement of Additional Information. The "yield" refers to the income generated by an investment in a Portfolio over a one-month or 30-day period. This income is then "annualized," that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Trust may also include comparative performance information for its Portfolios in advertising or marketing the Trust's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders which may be obtained without charge.

DESCRIPTION OF SHARES

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve the adoption of any investment advisory agreement relating to such Portfolio and of any changes in certain investment policies related thereto.

     It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time, in its discretion and pursuant to applicable regulations, add additional Portfolios to the Trust or, with the approval of the Shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 9131, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                   APPENDIX A

                     DESCRIPTION OF S&P AND MOODY'S RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:


     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for Issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's, issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations, issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

             ------------------------

                TABLE OF CONTENTS


                                             PAGE
                                             ----
Summary....................................    2
Trust Expenses.............................    6
Financial Highlights.......................    8
Description of the Portfolios..............   12
  Investment Objectives and Policies.......   12
  Other Investments and Policies...........   20
  Investment Restrictions..................   39
Management of the Trust....................   39
  Manager..................................   40
  Advisers.................................   42
  Distributor..............................   48
  Portfolio Transactions...................   49
Net Asset Value............................   49
Purchase and Redemption of Shares..........   50
  Shareholder Services.....................   52
Taxes, Dividends and Distributions.........   52
General Information........................   55
  Performance Information..................   55
  Description of Shares....................   56
  Custodian and Transfer and Dividend
    Disbursing Agent.......................   56
  Additional Information...................   56
Appendix A.................................  A-1


               ------------------------
TMF 158 A

                     CUSIP NOS.:


Large Capitalization Growth                       875921 20 7
Large Capitalization Value                        875921 10 8
Small Capitalization Growth                       875921 40 5
Small Capitalization Value                        875921 30 6
International Equity                              875921 50 4
International Bond                                875921 87 6
Total Return Bond                                 875921 88 4
Intermediate-Term Bond                            875921 80 1
Mortgage Backed Securities                        875921 70 2
U.S. Government Money Market                      875921 60 3


                                                         LOGO
                                                           SM

                                                   THE TARGET

                                         PORTFOLIO TRUST (SM)

                                                   PROSPECTUS

                                                       , 1996

                          THE TARGET PORTFOLIO TRUSTSM


                      Statement of Additional Information
                                          , 1996


     The Target Portfolio TrustSM (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Mutual Fund Management, Inc. (PMF or the Manager). Each Portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

Equity Portfolios
        Large Capitalization Growth Portfolio
        Large Capitalization Value Portfolio
        Small Capitalization Growth Portfolio
        Small Capitalization Value Portfolio
        International Equity Portfolio

Income Portfolios

        International Bond Portfolio
        Total Return Bond Portfolio
        Intermediate-Term Bond Portfolio
        Mortgage Backed Securities Portfolio
        U.S. Government Money Market Portfolio

     Shares of the Portfolios are offered to participants in the Prudential Securities Target ProgramSM (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives, preferences and risk tolerances. The Target Program or shares of the Trust are also available to banks, trust companies and other investment advisory services.

     The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Trust's Prospectus dated           , 1996, a copy
of which may be obtained from the Trust upon request.


                               TABLE OF CONTENTS


                                                                                       CROSS-REFERENCE
                                                                                          TO PAGE IN
                                                                              PAGE        PROSPECTUS
                                                                              ----     ----------------
Investment Objectives and Policies..........................................  B-2             12
Additional Investment Information...........................................  B-2             20
Investment Restrictions.....................................................  B-15            39
Trustees and Officers.......................................................  B-17            40
Manager.....................................................................  B-19            40
Advisers....................................................................  B-22            42
Distributor.................................................................  B-24            48
Portfolio Transactions and Brokerage........................................  B-25            49
Purchase and Redemption of Shares...........................................  B-27            50
Shareholder Investment Account..............................................  B-27            53
Net Asset Value.............................................................  B-28            49
Taxes, Dividends and Distributions..........................................  B-29            53
Performance Information.....................................................  B-31            56
Custodian, Transfer and Dividend Disbursing Agent and Independent
  Accountants...............................................................  B-34            57
Financial Statements........................................................  B-35            --
Independent Auditors' Report................................................  B-81            --
-------------------------------------------------------------------------------------------------------
128B                                                                                           444079V

                       INVESTMENT OBJECTIVES AND POLICIES

                       ADDITIONAL INVESTMENT INFORMATION

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC Certificates. See "Mortgage Backed Securities" below. Mortgages backing the securities which may be purchased by a Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     SPECIAL CONSIDERATIONS. Fixed-income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks--Options Transactions and Related Risks."

MORTGAGE BACKED SECURITIES

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission (the SEC) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other Investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

     CUSTODIAL RECEIPTS. Each Portfolio may purchase obligations issued or guaranteed as to principal and interest by the U.S. Government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.

     LOAN PARTICIPATIONS. The Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may invest up to 5% of net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

ADDITIONAL RISKS

     OPTIONS TRANSACTIONS AND RELATED RISKS

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

     A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected debt securities the values of which the Investment Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Trustees will approve a list of dealers with which the Portfolios may engage in OTC options.

     When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Each Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDICES. The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio each may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDICES. A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is each Portfolio's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercise of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolio will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33-1/3% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Fund with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS


     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into futures contracts. As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."


     A Portfolio will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Portfolio's securities holdings may fall, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. Government securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets which can be placed in the segregated account.

     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the liquidation value of the Portfolios. There is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (CFTC) the Portfolio is exempt from registration as a commodity pool operator.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio may sell a futures contract to protect against the decline in the value of securities held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid high-grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Other Investments and Policies--Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities holdings denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will thereby be served.


     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-dominated securities. It also should be recognized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Portfolio's Custodian an amount of cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. Each Portfolio that invests in options and futures has undertaken with certain state securities commissions that, so long as shares of the Portfolio are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on stocks not held in the Portfolio's securities holdings, (ii) put options on stock indices, foreign currencies or futures contracts on foreign currencies or (iii) call options on stocks, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Portfolio's total net assets; provided, however, that the Portfolio may purchase put options on stocks held by the Portfolio if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Portfolio's total assets. In addition, the Portfolio may use futures contracts or related options for any other purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's assets. The Portfolio does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.

     Except as described below, a Portfolio will write a call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If a Portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

REPURCHASE AGREEMENTS

     Each Portfolio may each enter into repurchase transactions with parties meeting creditworthiness standards approved by the Trustees. Each Adviser will monitor the creditworthiness of such parties, under the general supervision of the Manager and the Trustees. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Portfolio on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Portfolio's Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also establish a segregated account with a Portfolio's custodian bank in which it will continuously maintain cash, U.S. Government securities or other liquid high-grade debt portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Portfolio's net asset value. The Adviser does not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.

INTEREST RATE SWAP TRANSACTIONS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and a segregated account has been established, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES


     The Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio, International Equity Portfolio and U.S. Government Money Market Portfolio may each hold up to 10% of its net assets in illiquid securities. The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33-1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33-1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Invest more than 5% of its total assets in securities of any issuer having a record, together with predecessors, of less than three years of continuous operations. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Portfolio will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities or one or more investment company's, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33-1/3% of the value of the Portfolio's total assets.

     12. Purchase more than 10% of all outstanding voting securities of any one issuer.

     13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.

     In order to comply with certain "blue sky" restrictions, a Portfolio will not as a matter of operating policy:

     1. Invest in oil, gas and mineral leases.


     2. Invest in securities of any issuer if any officer or trustee of the Portfolio or the Portfolio's Manager or Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


     3. Purchase warrants if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to 2% of the Portfolio's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

     4. Except with respect to short sales against the box, short sales will only be made in those securities that are listed on a national securities exchange and the value of the short sales of the securities of any one issuer shall not exceed the lesser of 2% of the value of the Portfolio's net assets, or 2% of the securities of any one issuer.

     5. Buy or sell interests in real estate limited partnerships.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                             TRUSTEES AND OFFICERS


                                   POSITION WITH                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              THE TRUST                            DURING PAST FIVE YEARS
-------------------------------    --------------------  ----------------------------------------------------
Eugene C. Dorsey (69)              Trustee               Retired President, Chief Executive Officer and
c/o Prudential Mutual Fund                                 Trustee of the Gannett Foundation (now Freedom
Management                                                 Forum); former Publisher of four Gannett
One Seaport Plaza                                          newspapers and Vice President of Gannett Company;
New York, NY 10292                                         past Chairman, Independent Sector, Washington,
                                                           D.C. (largest national coalition of philanthropic
                                                           organizations) (since October 1989); former
                                                           Chairman of the American Council for the Arts;
                                                           Director of the advisory board of Chase Manhattan
                                                           Bank of Rochester, and The High Yield Income Fund,
                                                           Inc.

Donald D. Lennox (77)              Trustee               Chairman (since February 1990) and Director (since
c/o Prudential Mutual Fund                                 April 1989) of International Imaging Materials,
Management                                                 Inc.; Retired Chairman, Chief Executive Officer
One Seaport Plaza                                          and Director of Schlegel Corporation (industrial
New York, NY 10292                                         manufacturing) (March 1987-February 1989);
                                                           Director of Gleason Corporation, Personal Sound
                                                           Technologies, Inc. and The High Yield Income Fund,
                                                           Inc.

*Richard A. Redeker (52)           Trustee               President, Chief Executive Officer and Director
One Seaport Plaza                                          (since October 1993); Prudential Mutual Fund
New York, New York                                         Management, Inc. (PMF); Director and Member of the
                                                           Operating Committee (since October 1993),
                                                           Prudential Securities Incorporated (Prudential
                                                           Securities); Director (since October 1993) of
                                                           Prudential Securities Group, Inc. (PSG); Executive
                                                           Vice President, The Prudential Investment
                                                           Corporation (since January 1994); Director (since
                                                           January 1994); Prudential Mutual Fund
                                                           Distributors, Inc. (PMFD); Director (since January
                                                           1994), Prudential Mutual Fund Services, Inc.
                                                           (PMFS); Formerly Senior Executive Vice President
                                                           and Director of Kemper Financial Services, Inc.
                                                           (September 1978-September 1993); President and
                                                           Director of The High Yield Income Fund, Inc.

Stanley E. Shirk (79)              Trustee               Certified Public Accountant and a former senior
c/o Prudential Mutual Fund                                 partner of the accounting firm of KPMG Peat
Management                                                 Marwick; former Management and Accounting
One Seaport Plaza                                          Consultant for the Association of Bank Holding
New York, NY 10292                                         Companies, Washington, D.C. and the Bank
                                                           Administration Institute, Chicago, IL.; Director
                                                           of The High Yield Income Fund, Inc.

Robin B. Smith (56)                Trustee               President (since September 1981) and Chief Executive
c/o Prudential Mutual Fund                                 Officer (since January 1988) of Publishers
Management                                                 Clearing House; Director of BellSouth Corporation,
One Seaport Plaza                                          The Omnicom Group, Inc., Springs Industries, Inc.,
New York, NY 10292                                         Texaco Inc., First Financial Fund, Inc., The High
                                                           Yield Income Fund, Inc. and The High Yield Plus
                                                           Fund, Inc.

Robert F. Gunia (49)               Vice President        Chief Administrative Officer (since July 1990),
One Seaport Plaza                                          Director (since January 1989) and Executive Vice
New York, NY 10292                                         President, Treasurer and Chief Financial Officer
                                                           (since June 1987) of PMF; Senior Vice President
                                                           (since March 1987) of Prudential Securities;
                                                           Executive Vice President, Treasurer, Controller
                                                           and Director (since March 1991), PMFD; Director
                                                           (since June 1987), PMFS; Vice President and
                                                           Director (since May 1989) of The Asia Pacific
                                                           Fund, Inc.

S. Jane Rose (50)                  Secretary             Senior Vice President (since January 1991) and
One Seaport Plaza                                          Senior Counsel (since June 1987) of PMF; Senior
New York, NY 10292                                         Vice President and Senior Counsel (since July
                                                           1992) of Prudential Securities; formerly Vice
                                                           President and Associate General Counsel of
                                                           Prudential Securities.

Grace C. Torres (37)               Treasurer             First Vice President (since March 1994) of PMF;
One Seaport Plaza                                          First Vice President (since March 1994) of
New York, NY 10292                                         Prudential Securities; prior thereto, Vice
                                                           President of Bankers Trust Corporation.

                                   POSITION WITH                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              THE TRUST                            DURING PAST FIVE YEARS
-------------------------------    --------------------  ----------------------------------------------------
Marguerite E.H. Morrison (39)      Assistant Secretary   Vice President (since July 1991) and Associate
One Seaport Plaza                                          General Counsel of PMF; Vice President and
New York, NY 10292                                         Associate General Counsel of Prudential
                                                           Securities.

Stephen M. Ungerman (42)           Assistant Secretary   First Vice President of PMF (since February 1993);
                                                           Prior thereto, Senior Tax Manager of Price
                                                           Waterhouse (1981-January 1993).


------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities or PMF.

     Trustees and officers of the Trust are also directors, trustees and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc. (PMFD).

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Lennox is scheduled to retire on December 31, 1997.



     The Trustees have nominated a new slate of Trustees for the Fund which will be submitted to shareholders at a special meeting scheduled to be held in or about October 1996.


     The Trust pays each of its Trustees who is not an affiliated person of the Manager or a Portfolio's Adviser annual compensation of $10,000, in addition to certain out-of-pocket expenses.


     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of a Target Portfolio selected by the Trustee (the Fund rate). The minimum initial investment requirement is waived for Trustees who receive their fees pursuant to a deferred fee agreement. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. As of December 31, 1995, Mr. Dorsey and Ms. Smith have elected to receive their Trustee's fees pursuant to the deferred fee agreement.


     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended December 31, 1995 and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1995.

                               COMPENSATION TABLE


                                                                                                       APPROXIMATE
                                                                PENSION OR                            COMPENSATION
                                                                RETIREMENT                             FROM TRUST
                                              AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL       AND FUND
                                             COMPENSATION    AS PART OF TRUST      BENEFITS UPON      COMPLEX PAID
            NAME AND POSITION                 FROM TRUST         EXPENSES           RETIREMENT         TO TRUSTEES
------------------------------------------   ------------    -----------------   -----------------   ----------------
Eugene C. Dorsey*
  Trustee                                      $ 10,000            None                 N/A          $77,375(10/34)**
Donald D. Lennox
  Trustee                                      $ 10,000            None                 N/A          $86,250(10/22)**
Stanley E. Shirk
  Trustee                                      $ 10,000            None                 N/A          $79,000(10/19)**
Robin B. Smith*
  Trustee                                      $ 10,000            None                 N/A          $91,875(10/19)**
------------------



 * All compensation from the Trust for the fiscal year ended December 31, 1995 represents deferred compensation. Aggregate compensation from the Trust and the Fund Complex for the fiscal year ended December 31, 1995, including accrued interest, amounted to approximately $11,355 and $10,770 for the Trust and $85,783 and $100,741 for the Fund Complex for each of Mr. Dorsey and Ms. Smith, respectively.



** Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.



     As of February 2, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding of beneficial interest of the Portfolios.



     As of February 2, 1996, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio, $.001 par value per share:



                                                                                           NUMBER OF
Portfolio                                                                                   SHARES
                                                                                          -----------

Large Capitalization Growth Portfolio..................................................    14,806,942
Large Capitalization Value Portfolio...................................................    14,916,244
Small Capitalization Growth Portfolio..................................................     8,541,914
Small Capitalization Value Portfolio...................................................     7,463,249
International Equity Portfolio.........................................................    14,261,415
International Bond Portfolio...........................................................     3,452,837
Intermediate-Term Bond Portfolio.......................................................     4,336,370
Total Return Bond Portfolio............................................................     7,412,661
Mortgage Backed Securities Portfolio...................................................     6,843,985
U.S. Government Money Market Portfolio.................................................    19,533,842


                                    MANAGER


     The Manager of the Trust is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager of all of the other open-end management investment companies that comprise the Prudential Mutual Funds. See "Management of the Trust" in the Prospectus. As of January 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of December 31, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.



     PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries:
Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



     Pursuant to the Management Agreement with the Trust (the Management Agreement), PMF, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager will review the performance of all subadvisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PMF is obligated to keep certain books and records of the Trust. PMF also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PMF for the Trust are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


     The following table sets forth the annual management fee rates currently paid by each Portfolio to PMF pursuant to the Management Agreement, and the amount of such fees returned by PMF, each expressed as a percentage of the Portfolio's average daily net assets:

                                                                           TOTAL         AMOUNT RETAINED
PORTFOLIO                                                              MANAGEMENT FEE      BY MANAGER
--------------------------------------------------------------------   --------------    ---------------
Large Capitalization Growth Portfolio...............................        0.60%              0.30%
Large Capitalization Value Portfolio................................        0.60%              0.30%
Small Capitalization Growth Portfolio...............................        0.60%              0.30%
Small Capitalization Value Portfolio................................        0.60%              0.30%
International Equity Portfolio......................................        0.70%              0.30%
International Bond Portfolio........................................        0.50%              0.20%
Total Return Bond Portfolio.........................................        0.45%              0.20%
Intermediate-Term Bond Portfolio....................................        0.45%              0.20%
Mortgage Backed Securities Portfolio................................        0.45%              0.20%
U.S. Government Money Market Portfolio..............................        0.25%             0.125%

     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Trust. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 2-1/2% of the Trust's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.

     In connection with its management of the business affairs of the Trust, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Trust's Advisers;

     (b) all expenses incurred by PMF or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PMF and each Adviser (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, registering the Trust and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act (non-interested Trustees) on April 11, 1995 and by PMF, as sole shareholder of the Trust, on October 14, 1992, and with respect to the International Bond Portfolio, on January 11, 1994.



     For the fiscal year ended December 31, 1995, PMF waived all or a portion of its management fees for each Portfolio in the amounts shown below and subsidized certain operating expenses of the Portfolios to the extent necessary to cap the Total Fund operating expenses of each Portfolio as described in ``Trust Expenses''.


                             MANAGEMENT FEE PAID                                          MANAGEMENT FEE WAIVED
            -------------------------------------------------------     ----------------------------------------------------
            ANNUALIZED PERCENTAGE                                       ANNUALIZED PERCENTAGE
            OF AVERAGE NET ASSETS                 AMOUNT                OF AVERAGE NET ASSETS                AMOUNT
            ---------------------    ------------------------------     ---------------------     --------------------------
Portfolio       1995   1994   1993     1995       1994       1993       1995    1994     1993       1995        1994    1993
---------       ----   ----   ----     ----       ----       ----       ----    ----     ----       ----        ----    ----
Large
 Capitalization
 Growth

 Portfolio...   0.60%  0.60%  0.55%  $977,893   $778,122   $259,955      --      --      0.05%       --          --    $25,087
Large
 Capitalization
 Value
 Portfolio...   0.60%  0.60%  0.49%   978,742    773,190    228,003      --      --      0.11%       --          --     48,667
Small
 Capitalization
 Growth
 Portfolio...   0.60%  0.60%  0.19%   645,895    524,420     53,725      --      --      0.41%       --          --    120,224
Small
 Capitalization
 Value
 Portfolio...   0.60%  0.60%  0.32%   528,512    503,348     91,316      --      --      0.28%       --          --     81,012
International
 Equity
 Portfolio...   0.70%  0.70%  0.70% 1,283,896  1,257,301    344,565      --      --        --        --          --         --
 International
 Bond
 Portfolio...   0.35%    --    N/A    102,710         --        N/A    0.15%   0.50%      N/A   $44,839    $ 48,202        N/A
Total
 Return
 Bond
 Portfolio...   0.26%  0.12%    --     97,987     37,151         --    0.19%   0.33%     0.45%   68,615     102,984     56,053
Intermediate-Term
 Bond
 Portfolio...   0.45%  0.45%  0.20%   308,827    140,135     64,333      --      --      0.25%       --          --     79,343
Mortgage
 Backed
 Securities
 Portfolio...   0.38%  0.31%    --    245,215    204,074         --    0.07%   0.14%     0.45%   47,957      94,170    132,230
U.S.
 Government
 Money
 Market
 Portfolio...   0.20%    --     --     41,031         --         --    0.05%   0.25%     0.25%    9,401      37,619      3,478



    As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages. Generally each Adviser does not accept retention as investment adviser, investment manager or similar service provider during the pendency of its Advisory Agreement, and for the period of one year after the termination of the Advisory Agreement, with or for the benefit of any investment company registered under the Investment Company Act that seeks as a primary market for its shares asset allocation programs similar in nature or market to the Target Program. This limitation does not apply to the continuation of any contractual relationship to which the Adviser is a party that is in effect on the date of its Advisory Agreement.


     The Advisory Agreements were last approved by the Trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on April 11, 1995 and were approved by the sole shareholder of the Trust on October 14, 1992 for all of the Portfolios, except the International Bond Portfolio which was approved by the sole shareholder of the Portfolio, on January 11, 1994. On October 27, 1994, the shareholders of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio approved new subadvisory agreements in order to have two Advisers, instead of one for each Portfolio. On that same date, the shareholders of the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio approved a successor subadvisory agreement with Pacific Investment Management Company (PIMCO) in connection with a reorganization in which PIMCO, four other investment management subsidiaries of Pacific Financial Asset Management Corporation and Thomson Advisory Group L.P. became subsidiary partnerships of a limited partnership known as PIMCO Advisors L.P. Its subsidiary partnership PIMCO is the Adviser for the two Portfolios. On August 8, 1995, shareholders of the Small Capitalization Value Portfolio approved a new subadvisory agreement with Wood Struthers & Winthrop Management Corp. in the place of Oak Hall Capital Advisors, Inc. On November 20, 1995, subject to shareholder approval, the Trustees approved a new subadvisory agreement for the Large Capitalization Growth Portfolio with Oak Associates in the place of Roger

Engemann Management Co., Inc. who resigned. The Special Meeting of Shareholders of the Large Capitalization Growth Portfolio is scheduled to occur on March 12, 1996.


     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PMF or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


     The Manager is a subsidiary of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.



     Based on data for the period from January 1, 1995 to September 30, 1995 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $150 million in bond transactions and over $3.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities. Based on complex-wide data for the period from January 1, 1995 to September 30, 1995, on an average day, over 7,000 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.



     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


                                    ADVISERS

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.


                                                    ANNUAL FEE PAID
                                                    BY THE MANAGER
                                                    TO THE ADVISER                      ANNUAL FEE
                                                    AS % OF AVERAGE             AMOUNT AS OF DECEMBER 31,
                                      TOTAL            DAILY NET       --------------------------------------------
PORTFOLIO                         MANAGEMENT FEE        ASSETS             1995            1994            1993
-------------------------------   --------------    ---------------    ------------    ------------    ------------
Large Capitalization Growth             0.60%              0.30%        $  488,947      $  389,061      $  142,521
Portfolio......................
Large Capitalization Value              0.60%              0.30%           489,871         386,595         138,365
Portfolio......................
Small Capitalization Growth             0.60%              0.30%           322,948         262,210          86,975
Portfolio......................
Small Capitalization Value              0.60%              0.30%           264,256         251,674          86,164
Portfolio......................
International Equity                    0.70%              0.40%           733,655         718,458         196,894
Portfolio......................
International Bond Portfolio...         0.50%              0.30%            88,529          28,921             N/A
Total Return Bond Portfolio....         0.45%              0.25%            92,557          77,853          80,205
Intermediate-Term Bond                  0.45%              0.25%           171,571         174,005          31,141
Portfolio......................
Mortgage Backed Securities              0.45%              0.25%           162,873         165,691          73,461
Portfolio......................
U.S. Government Money Market            0.25%             0.125%            25,216          18,810           1,739
Portfolio......................

     The Advisers perform all administrative functions associated with serving as Adviser to a Portfolio. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for that portion of the Portfolio and placing orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.


     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO


     Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. Columbus Circle Investors (CCI), a Delaware partnership and a subpartnership of PIMCO Advisors L.P., is a leading institutional equity investment firm and, as of December 31, 1995, had approximately $[10.3] billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.



     Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333 serves as the other Adviser to the Large Capitalization Growth Portfolio. It began managing its portion of the Portfolio effective November 22, 1995 in the place of Roger Engemann Management Co. who resigned. Oak's tenure is subject to shareholder approval of the agreement between Oak and PMF, which has been submitted to shareholders; a Special Meeting of Shareholders has been scheduled for March 12, 1996.



     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and, as of December 31, 1995, had more than $3 billion in assets under management. Oak is registered as an investment adviser under the Investment Advisers Act of 1940. It is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.


LARGE CAPITALIZATION VALUE PORTFOLIO


     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309, serves as one of two Advisers to the Large Capitalization Value Portfolio of the Trust. INVESCO, a Delaware corporation and member of INVESCO PLC, a global firm specializing in the management of institutional portfolios. As of December 31, 1995, the Adviser had approximately $39 billion, and INVESCO PLC had approximately $80 billion, of assets under management for clients located throughout the U.S., Europe and Japan.



     Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017, was established in 1980 and is a California limited partnership. As of December 31, 1995, Hotchkis and Wiley had approximately $9.0 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley manages the American AAdvantage Funds and the Hotchkis and Wiley Funds.


SMALL CAPITALIZATION GROWTH PORTFOLIO


     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th floor, San Diego, California 92101 serves as one of two Advisers to the Small Capitalization Growth Portfolio of the Trust. Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Mr. Nicholas and fourteen other partners manage a staff of approximately 300 employees. As of December 31, 1995 the firm managed a total of approximately $29 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.



     Investment Advisers, Inc. (IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serves as the second Adviser in addition to Nicholas-Applegate. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1995, it managed approximately $15 billion in assets.


SMALL CAPITALIZATION VALUE PORTFOLIO


     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020, serves as one of two Advisers to the Small Capitalization Value Portfolio of the Trust. LFAM is a division of Lazard Freres & Co. LLC, a New York limited liability company. LFAM provides investment management services to both individual and institutional clients and as of December 31, 1994, had more than $30 billion of assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services.



     Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serves as the other Adviser to the Small Capitalization Value Portfolio. It began managing its portion of the Portfolio effective April 12, 1995. WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1995, had more than $3.5 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.


INTERNATIONAL EQUITY PORTFOLIO

     LFAM serves as the Adviser to the International Equity Portfolio of the Trust and is more fully described immediately above under ``Small Capitalization Value Portfolio.''

INTERNATIONAL BOND PORTFOLIO


     Fiduciary International, Inc. (Fiduciary), Two World Trade Center, New York, NY 10048, serves as the Adviser to the International Bond Portfolio. Fiduciary is a wholly-owned subsidiary of Fiduciary Investment Corporation which is a wholly-owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust). Fiduciary Trust was founded in 1931 and provides investment management and related services to institutions and individuals around the world. As of December 31, 1995, Fiduciary Trust had $36 billion of assets under management.


INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO


     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92658, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio of the Trust. PIMCO is a subsidiary Partnership of PIMCO Advisors, L.P., a California partnership. As of December 31, 1995, PIMCO had approximately $76.4 million of assets under management.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED
SECURITIES PORTFOLIO


     Wellington Management Company (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio of the Trust. WMC is a Massachusetts general partnership of which the following persons are managing partners: Robert
W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1995, WMC had approximately $109.2 billion of assets under management.


                                  DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Trust.

     On October 21, 1993, PSI entered into an omnibus settlement with the Securities and Exchange Commission (SEC), state securities regulators in 51 jurisdictions and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North

Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent ``ombudsman'' whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INCOME PORTFOLIOS


     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Income Portfolios do not normally incur any brokerage commission expense on portfolio transactions. The securities purchased by the Portfolios are generally traded on a ``net'' basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


EQUITY PORTFOLIOS


     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).


     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a ``net'' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.


     In placing orders for securities for the Portfolios of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers,dealers or futures commission merchant who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an

Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.



     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not ``interested'' persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


     In accordance with Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker for transactions effected by the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.


     The table below presents certain information regarding the payment of commissions by the Trust, including the amount of such commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the years ended December 31, 1995 and 1994 and the period from January 5, 1993 (commencement of operations) through December 31, 1993. The Large Capitalization Growth Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio of the Trust did not pay commissions to Prudential Securities or any affiliate of the Trust or the Adviser for the years ended December 31, 1995 and 1994. For the years ended December 31, 1994 and 1995 and the period from January 5, 1993 (commencement of operations) through December 31, 1993, the Intermediate-Term Bond Portfolio, Total Return Bond Portfolio, Mortgage Backed Securities Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions. The International Bond Portfolio was offered for sale as of May 17, 1994 and paid no brokerage commissions for the year ended December 31, 1995 and the period from May 17, 1994 through December 31, 1994.


                            Large Capitalization              Large Capitalization                     Small Capitalization
                              Growth Portfolio                  Value Portfolio                          Growth Portfolio
                            --------------------   ------------------------------------------   -----------------------------------
                                Period Ended        Year Ended     Year Ended    Period Ended    Year Ended        Period Ended
                                December 31,       December 31,   December 31,   December 31,   December 31,       December 31,
                                    1993               1995           1994           1993           1995               1993
                            --------------------   ------------   ------------   ------------   ------------   --------------------
Total brokerage
 commissions paid by the
 Trust....................        $116,474           $231,159       $ 88,180       $140,771       $446,917           $111,407
Total brokerage
 commissions paid to
 Prudential Securities or
 affiliates of the Trust
 or the Advisers..........        $    900           $ 28,400       $ 22,878       $ 40,594       $ 20,058           $  2,592
Percentage of total
 brokerage commissions
 paid to Prudential
 Securities or affiliates
 of the Trust or the
 Advisers.................             0.8%              12.2%          25.9%          28.8%           4.5%               2.3%
Percentage of the
 aggregate dollar amount
 of portfolio transactions
 involving the payment of
 commissions through
 Prudential Securities or
 affiliates of the Trust
 or the Advisors..........             0.8%              12.8%          25.6%          27.5%           7.0%               1.7%






                            Small Capitalization    International
                              Value Portfolio      Equity Portfolio
                            --------------------   ----------------
                                Period Ended         Period Ended
                                December 31,         December 31,
                                    1993                 1993
                            --------------------   ----------------
Total brokerage
 commissions paid by the
 Trust....................        $405,334             $440,886
Total brokerage
 commissions paid to
 Prudential Securities or
 affiliates of the Trust
 or the Advisers..........        $ 19,418             $  7,982
Percentage of total
 brokerage commissions
 paid to Prudential
 Securities or affiliates
 of the Trust or the
 Advisers.................             4.8%                 1.8%
Percentage of the
 aggregate dollar amount
 of portfolio transactions
 involving the payment of
 commissions through
 Prudential Securities or
 affiliates of the Trust
 or the Advisors..........             3.5%                 3.3%


   Of the total brokerage commissions paid during the year ended December 31, 1995, the Large Capitalization Value Portfolio and the Small Capitalization Growth Portfolio paid $________ (___%) and $________ (___%), respectively, to firms which provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

SPECIMEN PRICE MAKE-UP


     Using the net asset value of each portfolio at December 31, 1995, the maximum offering price of the Portfolios' shares are as follows:


                        Large            Large            Small            Small
                    Capitalization   Capitalization   Capitalization   Capitalization   International    International
                       Growth           Value            Growth           Value            Equity            Bond
                      Portfolio        Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                    --------------   --------------   --------------   --------------   --------------   --------------
Net asset value,
 offering price
 and redemption
 price............      $12.13           $12.57          $  14.15         $  13.07         $  13.64          $10.19
                        ======           ======          ========         ========         ========          ======


                                                         Mortgage        U.S. Gov't
                        Total         Intermediate        Backed           Money
                     Return Bond       Term Bond        Securities         Market
                      Portfolio        Portfolio        Portfolio        Portfolio
                    --------------   --------------   --------------   --------------
Net asset value,
 offering price
 and redemption
 price............      $10.62           $10.51           $10.31           $ 1.00
                        ======           ======          ========         ========         ========          ======


                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.


DOLLAR COST AVERAGING



     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.



     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1



     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2



PERIOD OF
MONTHLY INVESTMENTS:               $100,000      $150,000      $200,000      $250,000
------------------------------     --------      --------      --------      --------
25 Years......................      $   110       $   165       $   220       $   275
20 Years......................          176           264           352           440
15 Years......................          296           444           592           740
10 Years......................          555           833         1,110         1,388
5 Years.......................        1,371         2,057         2,742         3,428
See "Automatic Savings Accumulation
Plan."


------------------


   (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.



   (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding(1)

                   Contributions     Personal
                     Made Over:      Savings        IRA
                   --------------    --------     --------
                   10 years          $ 26,165     $ 31,291
                   15 years            44,675       58,649
                   20 years            68,109       98,846
                   25 years            97,780      157,909
                   30 years           135,346      244,692

------------------

   (1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. Pursuant to the withdrawal plan, a shareholder may receive monthly or quarterly checks in any amount up to the value of his or her shares in the Trust.

     The shareholder must instruct Prudential Securities of the amount which he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly or quarterly, and which Target Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem, monthly or quarterly as applicable, sufficient full and fractional shares of the applicable Target Portfolios to provide for the amount of the periodic withdrawal payment. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                NET ASSET VALUE

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the value of securities for which the primary market is on an exchange shall be valued at the last sales prices on that exchange on the day of valuation or, if there was no sale on such day, the average of readily available closing bid and asked prices on such day. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Trustees. The value of U.S. Government security for which quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.

     Securities that are actively traded in the over-the-counter market including listed securities for which the primary market is believed by the Manager in consultation with the appropriate Adviser to be over-the-counter are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker. Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers. Private placement securities for which no bid and asked prices are available and other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under procedures described above. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as provided by an independent broker/dealer or pricing service. Options on securities that are listed on an exchange and futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading of the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Over-the-counter options are valued at the mean between bid and asked prices provided by a dealer. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

     Each Portfolio other than the U.S. Government Money Market Portfolio will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Portfolio shares have been received or days on which changes in the value of the Portfolio's securities holdings do not affect net asset value. The U.S. Government Money Market Portfolio will compute its net asset value at 4:30 P.M., New York time on such days. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

     The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involved valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of ``eligible quality'' in accordance with regulations of the Securities and Exchange Commission. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action which they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL


     Each Portfolio intends to continue to elect to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, each Portfolio must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of certain securities or options thereon held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of a Portfolio's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit a Portfolio's ability to engage in transactions involving options on securities, interest rate futures and options thereon.


     As a regulated investment company, each Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Portfolio for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Portfolio of the Trust. A 4% nondeductible excise tax will be imposed on a Portfolio of the Trust to the extent a Portfolio does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Taxes, Dividends and Distributions" in the Prospectus.

ORIGINAL ISSUE DISCOUNT

     A Portfolio may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be ``marked-to-market'' for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these ``deemed sales'' and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

CURRENCY FLUCTUATIONS

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.

FOREIGN WITHHOLDING

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Portfolio.

BACKUP WITHHOLDING

     With limited exceptions, each Portfolio is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD


     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 1995 were 4.89% and 5.01%, respectively.


             Effective Yield = [(base period return+1) 365/7]-1]

OTHER PORTFOLIOS

     YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                                       a-b
                          YIELD = 2[(-------+1)6-1]
                                       cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.


     The yield for the 30 day period ended December 31, 1995 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 5.31%, 5.90%, 6.17%, and 6.81%, respectively. The same yields adjusted for expense subsidies for the International Bond, Total Return Bond and Mortgage Backed Securities portfolios were 5.46%, 5.87% and 6.85%, respectively.


     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable value of at the end of the 1, 5 or 10 year periods (or fractional portion thereof) a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.


     The average annual total returns for the one year period ended December 31, 1995 and the period since inception (January 5, 1993) for each Portfolio except the International Bond Portfolio which commenced operation May 17, 1994 are set forth below:



                                             ONE YEAR ENDED DECEMBER 31, 1995              SINCE INCEPTION
                                            ----------------------------------    ----------------------------------
                                                              SUBSIDY ADJUSTED                      SUBSIDY ADJUSTED
                                            AVERAGE ANNUAL     AVERAGE ANNUAL     AVERAGE ANNUAL     AVERAGE ANNUAL
PORTFOLIO                                    TOTAL RETURN       TOTAL RETURN       TOTAL RETURN       TOTAL RETURN
-----------------------------------------   --------------    ----------------    --------------    ----------------
Large Capitalization Growth Portfolio....       23.88%             23.88%              5.98%              5.98%
Large Capitalization Value Portfolio.....       30.11%             30.11%              9.77%              9.77%
Small Capitalization Growth Portfolio....       22.76%             22.76%             11.47%             11.50%
Small Capitalization Value Portfolio.....       17.43%             17.43%             10.22%             10.25%
International Equity Portfolio...........       13.66%             13.66%             13.63%             13.63%
International Bond Portfolio.............       13.41%             13.52%              7.94%              8.20%
Total Return Bond Portfolio..............       18.23%             18.45%              7.05%              7.32%
Intermediate-Term Bond Portfolio.........       15.72%             15.72%              6.66%              6.69%
Mortgage Backed Securities Portfolio.....       14.92%             15.03%              6.77%              6.94%


     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                      ERV-P
                                      -----
                                        P

Where: P = a hypothetical initial payment of $1000.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


     The aggregate total returns for each portfolio for the one year period ended December 31, 1995 and the period since inception (January 5, 1993) are set forth below:



                                             ONE YEAR ENDED DECEMBER 31, 1995              SINCE INCEPTION
                                            ----------------------------------    ----------------------------------
                                                              SUBSIDY ADJUSTED                      SUBSIDY ADJUSTED
                                            AVERAGE ANNUAL     AVERAGE ANNUAL     AVERAGE ANNUAL     AVERAGE ANNUAL
PORTFOLIO                                    TOTAL RETURN       TOTAL RETURN       TOTAL RETURN       TOTAL RETURN
-----------------------------------------   --------------    ----------------    --------------    ----------------
Large Capitalization Growth Portfolio....       25.76%             25.76%             24.33%             24.33%
Large Capitalization Value Portfolio.....       32.08%             32.08%             38.05%             38.05%
Small Capitalization Growth Portfolio....       24.62%             24.62%             44.64%             44.61%
Small Capitalization Value Portfolio.....       19.21%             19.21%             39.85%             39.81%
International Equity Portfolio...........       15.38%             15.38%             53.01%             53.01%
International Bond Portfolio.............       14.66%             14.55%             15.48%             15.20%
Total Return Bond Portfolio..............       19.64%             19.41%             27.16%             26.84%
Intermediate-Term Bond Portfolio.........       16.88%             16.88%             24.94%             24.90%
Mortgage Backed Securities Portfolio.....       16.18%             16.07%             25.82%             25.62%

     Comparative performance information may be used from time to time in advertising or marketing the Portfolio shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

     The following charts reflect the effect of taxes and inflation on an investment in cash equivalent securities during the period 1987 to 1991 and the average annual return for certain types of investments over varying holding periods.

               SAVING IS NO LONGER ENOUGH:
               THE COMBINED EFFECTS OF INFLATION AND TAXES
                  EROSION OF A $10,000 INVESTMENT OVER 5 YEARS.
                  Initial Investment...................................   $10,000
                  Invest for 5 years (1987-1991) in Cash
                  Equivalents. Average return=46.7%....................    +3.838
                                                                         --------
                                                                           13,838
                  Income tax paid on interest..........................    -1,427
                                                                           12,411
                                                                         --------
                  Adjust for inflation: 5-year average=44.5%...........    -2,464
                                                                         --------
                                                                           $9,947
                                                                         ========
               THIS INVESTOR RECEIVED A REAL AFTER-TAX RETURN OF -0.1%

               Time is on your side: Reduction of risk overtime



                            GRAPH TO BE PASTED IN HERE

                 Each Bar shows the range of compound average
                   annual returns for the specified holding
                      period of each type of investment.

             Past performance is not inductive of future results.

                  Source: Ibbotson Associates, Inc., Chicago

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.


     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. For the fiscal year ended December 31, 1995, the Fund incurred the following fees for the services of PMFS.



PORTFOLIO
---------
Large Capitalization Growth Portfolio....................................................   $85,200
Large Capitalization Value Portfolio.....................................................    85,200
Small Capitalization Growth Portfolio....................................................    84,900
Small Capitalization Value Portfolio.....................................................    81,200
International Equity Portfolio...........................................................    87,300
International Bond Portfolio.............................................................    23,200
Total Return Bond Portfolio..............................................................    33,400
Intermediate-Term Bond Portfolio.........................................................    36,200
Mortgage Backed Securities Portfolio.....................................................    48,000
U.S. Government Money Market Portfolio...................................................     7,200



     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Trust's independent accountants and in that capacity will audit the Trust's annual financial statements.

               THE TARGET PORTFOLIO TRUST
               LARGE CAPITALIZATION GROWTH PORTFOLIO
               Portfolio of Investments December 31, 1995

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                LONG-TERM INVESTMENTS--93.2%

                COMMON STOCKS--93.2%

                APPAREL & TEXTILES--0.5%
    12,900      NIKE, Inc..................  $    898,163
                                             ------------
                BANKS--4.0%
    27,100      Bank of New York Co.,           1,321,125
                  Inc......................
    29,300      Chemical Banking Corp......     1,721,375
    27,000      Citicorp...................     1,815,750
    35,000      NationsBank Corp...........     2,436,875
                                             ------------
                                                7,295,125
                                             ------------
                BROADCASTING--1.1%
    43,700      Viacom Inc.*...............     2,070,287
                                             ------------
                BUSINESS SERVICES--1.5%
    35,900      General Motors Corp........     1,866,800
    12,500      Stratacom Inc.*............       918,750
                                             ------------
                                                2,785,550
                                             ------------
                CHEMICALS--0.7%
    17,300      Potash Corp................     1,226,138
                                             ------------
                COMPUTERS & BUSINESS
                EQUIPMENT--15.1%
   121,300      3 Com Corp.*...............     5,655,612
    75,000      Bay Networks*..............     3,084,375
    27,700      Boeing Co..................     2,170,988
    89,000      Cisco Systems, Inc.*.......     6,641,625
    71,000      Compaq Computer Corp.*.....     3,408,000
    21,100      Hewlett-Packard Co.........     1,767,125
   100,000      Sun Microsystems, Inc.*....     4,562,500
                                             ------------
                                               27,290,225
                                             ------------
                CONSTRUCTION & MINING
                EQUIPMENT--1.5%
    45,000      Caterpillar Inc............     2,643,750
                                             ------------
                DOMESTIC OIL--0.5%
    18,200      Amerada Hess Corp..........       964,600
                                             ------------
                DRUGS & HEALTHCARE--19.6%
    45,000      American Home Products
                  Corp....................    $ 4,365,000
    50,100      AMGEN Inc.*...............      2,974,687
    89,500      Columbia Healthcare Corp..      4,542,125
    65,600      Johnson & Johnson Co......      5,617,000
    39,500      Medtronic, Inc............      2,207,063
   118,600      Merck & Co., Inc..........      7,797,950
    69,000      Pfizer Inc................      4,347,000
    33,900      Smith Kline Beecham PLC
                  (ADR)...................      1,881,450
    23,000      United Healthcare Corp....      1,506,500
                                              -----------
                                               35,238,775
                                              -----------
                ELECTRONICS--12.7%
    96,300      Ericsson (L.M.) Telephone
                  Co., Inc. B-free
                  (ADR)...................      1,877,850
    41,800      General Motors Corp.,           2,053,425
                  Class H.................
    73,000      Intel Corp................      4,142,750
    15,300      KLA Instruments Corp.*....        398,756
    85,000      Linear Technology Corp....      3,336,250
    27,300      LSI Logic Corp.*..........        894,075
    80,000      Maxim Integrated Products,      3,080,000
                  Inc.*...................
    65,000      Motorola, Inc.............      3,705,000
   110,000      Xilinx Inc.*..............      3,355,000
                                              -----------
                                               22,843,106
                                              -----------
                FINANCIAL SERVICES--3.1%
    41,300      American Express Co.......      1,708,788
    43,892      First Data Corp...........      2,935,277
    21,700      Fleet Financial Group,
                  Inc.....................        884,275
                                              -----------
                                                5,528,340
                                              -----------
                FOOD & BEVERAGES--1.8%
    56,600      PepsiCo Inc...............      3,162,525
                                              -----------
                INDUSTRIAL & MACHINERY--2.6%
   117,400      Applied Materials,              4,622,625
                  Inc.*...................
                                              -----------
                INSURANCE--8.2%
    22,800      Aetna Life & Casualty           1,578,900
                  Co......................
    68,700      American International          6,354,750
                  Group, Inc..............
    18,100      CIGNA Corp................      1,868,825
    24,000      General Reinsurance             3,720,000
                  Corp....................
    22,300      MGIC Investment Corp......      1,209,775
                                              -----------
                                               14,732,250
                                              -----------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               LARGE CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                LEISURE TIME--0.9%
    26,600      Walt Disney Co.............  $  1,569,400
                                             ------------
                MISCELLANEOUS--1.5%
   120,000      Atmel Corp.*...............     2,685,000
                                             ------------
                PAPER--2.0%
    43,100      Kimberly-Clark Corp........     3,566,525
                                             ------------
                PETROLEUM SERVICES--1.1%
    10,890      British Petroleum Co.,
                  PLC......................     1,112,141
    13,600      Schlumberger Ltd...........       941,800
                                             ------------
                                                2,053,941
                                             ------------
                RETAIL GROCERY--1.2%
    42,300      Safeway Inc.*..............     2,178,450
                                             ------------
                RETAIL TRADE--1.7%
    45,700      Federated Department
                  Stores, Inc.*............     1,256,750
    20,000      Home Depot, Inc............       957,500
    42,200      Office Depot, Inc.*........       833,450
                                             ------------
                                                3,047,700
                                             ------------
                SOFTWARE--7.1%
    55,000      Adobe Systems, Inc.........     3,410,000
    38,600      Computer Associates
                  International, Inc.......     2,195,375
    30,000      Informix Corp.*............       900,000
    54,800      Microsoft Corp.*...........     4,808,700
    35,600      Oracle Systems Corp.*......     1,508,550
                                             ------------
                                               12,822,625
                                             ------------
                TELECOMMUNICATION--1.8%
    85,000      DSC Communications
                  Corp.*...................     3,134,375
     2,300      United States Robotics *...       201,825
                                             ------------
                                                3,336,200
                                             ------------
                TELEPHONE--3.0%
    40,200      American Telephone &
                  Telegragh Co.............  $  2,602,950
    72,400      MCI Communications
                  Corp.....................     1,891,450
    33,100      Telecommunications,
                  Inc.*....................       889,562
                                             ------------
                                                5,383,962
                                             ------------
                Total common stocks
                  (cost $148,354,333)......   167,945,262
                                             ------------

                SHORT-TERM INVESTMENTS--8.3%
 PRINCIPAL
  AMOUNT
  (000)         COMMERCIAL PAPER--4.4%
----------
                Commerzbank Ag, New York
                  branch
     1,500      5.79%, 1/11/96.............     1,497,587
                Deutsche Bank Finance Inc.
     2,000      5.72%, 1/8/96..............     1,997,776
                Siemens Corp.
     2,000      5.57%, 1/22/96.............     1,993,502
                U.S. Central Credit Union
     2,500      5.60%, 1/18/96.............     2,493,389
                                             ------------
                Total commercial paper
                  (cost $7,982,254)........     7,982,254
                                             ------------
                REPURCHASE AGREEMENT--3.9%
                State Street Bank and
                  Trust Co., 4.25%, dated
                  12/29/95, due 1/2/96 in
                  the amount of $6,918,265
                  (cost $6,915,000; value
                  of collateral including
                  accrued
     6,915        interest--$7,119,816)....     6,915,000
                                             ------------
                Total short-term
                  investments
                  (cost $14,897,254).......    14,897,254
                                             ------------
                Total Investments--101.5%
                (cost $163,251,587)........   182,842,516
                Liabilities in excess of
                  other assets--(1.5%).....    (2,765,276)
                                             ------------
                Net Assets--100%...........  $180,077,240
                                             ============

---------------
ADR--American Depository Receipts.
* Non-income producing securities.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               LARGE CAPITALIZATION VALUE PORTFOLIO
               Portfolio of Investments December 31, 1995

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                LONG TERM INVESTMENTS--97.5%

                Common Stocks--97.5%

                AEROSPACE--3.8%
    22,000      Boeing Co..................  $  1,724,250
    24,450      Lockheed Martin Corp.......     1,931,550
    30,100      Rockwell International
                  Corp.....................     1,591,537
    20,000      United Technologies
                  Corp.....................     1,897,500
                                             ------------
                                                7,144,837
                                             ------------
                ALUMINUM--1.4%
    40,000      Aluminum Company of
                  America..................     2,115,000
     8,000      Reynolds Metals Co.........       453,000
                                             ------------
                                                2,568,000
                                             ------------
                AGRICULTURE MACHINERY--1.4%
    76,500      Deere & Co.................     2,696,625
                                             ------------
                APPAREL & TEXTILES--3.0%
    75,000      Liz Claiborne, Inc.........     2,081,250
    45,000      Russell Corp...............     1,248,750
   115,000      Shaw Industries, Inc.......     1,696,250
    25,000      Unifi, Inc.................       553,125
                                             ------------
                                                5,579,375
                                             ------------
                ASSET MANAGEMENT--0.8%
    19,000      Morgan Stanley Group,
                  Inc......................     1,531,875
                                             ------------
                AUTOMOBILES--3.4%
   153,000      Ford Motor Co..............     4,437,000
    37,000      General Motors Corp........     1,956,375
                                             ------------
                                                6,393,375
                                             ------------
                AUTO PARTS--1.1%
    42,500      Arvin Industries Inc.......       701,250
    46,200      Dana Corp..................     1,351,350
                                             ------------
                                                2,052,600
                                             ------------
                BANKS--7.7%
    81,600      Ahmanson (H.F.) & Co.......  $  2,162,400
    20,600      BankAmerica Corp...........     1,333,850
    40,000      Boatmen's Bancshares.......     1,635,000
    15,500      Chase Manhattan Corp.......       939,688
     1,700      Chemical Banking Corp......        99,875
    22,500      First America Bank
                  Corp.....................       998,437
    35,000      First Chicago Nbd
                  Corporation..............     1,382,500
    41,600      Great Western Financial
                  Corp.....................     1,060,800
    25,000      Keycorp....................       906,250
    25,000      National City Corp.........       828,125
    20,300      NationsBank Corp...........     1,413,387
    35,000      Wachovia Corp..............     1,601,250
                                             ------------
                                               14,361,562
                                             ------------
                BUSINESS SERVICES--0.5%
    22,000      Donnelley (R.R.) & Sons,
                  Co.......................       866,250
                                             ------------
                CHEMICALS--3.8%
    46,000      Dow Chemical Co............     3,237,250
    20,000      Du Pont (E.I.) de Nemours
                  & Co.....................     1,397,500
     4,100      Monsanto Co................       502,250
    40,000      Nalco Chemical Co..........     1,205,000
    10,600      Olin Corp..................       787,050
                                             ------------
                                                7,129,050
                                             ------------
                COMPUTERS & BUSINESS
                EQUIPMENT--2.1%
    20,000      Compaq Computer Corp.*.....       960,000
    18,000      Hewlett-Packard Co.........     1,507,500
    30,000      Pitney Bowes, Inc..........     1,410,000
                                             ------------
                                                3,877,500
                                             ------------
                CONGLOMERATES--3.3%
    39,800      American Brands Inc........     1,776,075
   183,000      Hanson PLC (ADR)...........     2,790,750
    25,000      Textron, Inc...............     1,687,500
                                             ------------
                                                6,254,325
                                             ------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                DOMESTIC OIL--2.4%
    16,000      Atlantic Richfield Co......  $  1,772,000
    36,000      Tenneco Inc................     1,786,500
     5,000      Ultramar Corporation.......       128,750
    46,200      USX Marathon Corp..........       900,900
                                             ------------
                                                4,588,150
                                             ------------
                DRUGS & HEALTHCARE--8.9%
    32,500      Abbott Laboratories........     1,356,875
    29,000      American Home Products          2,813,000
                  Corp.....................
    31,500      Baxter International            1,319,062
                  Inc......................
    45,000      Bristol Myers Squibb Co....     3,864,375
    35,000      Columbia Healthcare             1,776,250
                  Corp.....................
    34,000      Lilly (Eli) & Co...........     1,912,500
    32,000      Merck & Co., Inc...........     2,104,000
    30,000      Schering Plough Corp.......     1,642,500
                                             ------------
                                               16,788,562
                                             ------------
                ELECTRIC UTILITIES--7.6%
    60,000      Cinergy Corp...............     1,837,500
    60,200      CMS Energy Corporation.....     1,798,475
    12,000      Entergy Corporation........       351,000
    20,000      General Public Utilities          680,000
                  Corporation..............
    53,500      New York State Electric &
                  Gas Corp.................     1,384,312
   109,300      Niagara Mohawk Power            1,052,013
                  Corp.....................
    30,000      PECO Energy Co.............       903,750
    37,000      Public Service Enterprise       1,133,125
                  Inc......................
   137,000      SCE Corp...................     2,431,750
    80,000      Unicom Corp................     2,620,000
                                             ------------
                                               14,191,925
                                             ------------
                ELECTRICAL EQUIPMENT--1.4%
    20,000      Emerson Electric Co........     1,635,000
    15,000      General Electric Co........     1,080,000
                                             ------------
                                                2,715,000
                                             ------------
                ELECTRONICS--1.0%
    40,000      Raytheon Co................     1,890,000
                                             ------------
                FINANCIAL SERVICES--2.2%
    29,900      Beneficial Corp...........    $ 1,394,088
                Federal National Mortgage
    10,400        Association.............      1,290,900
    25,200      Household International,        1,489,950
                  Inc.....................
                                              -----------
                                                4,174,938
                                              -----------
                FOOD & BEVERAGES--3.5%
    52,500      Heinz (H.J.) Co...........      1,739,062
    35,000      PepsiCo Inc...............      1,955,625
    21,000      Ralston Purina Co.........      1,309,875
    60,000      Tyson Foods, Inc..........      1,567,500
                                              -----------
                                                6,572,062
                                              -----------
                FOREST PRODUCTS--0.8%
    34,400      Weyerhaeuser Co...........      1,487,800
                                              -----------
                GAS & PIPELINE UTILITIES--0.5%
    25,000      Eastern Enterprises.......        881,250
                                              -----------
                HOUSEHOLD APPLIANCES & HOME
                  FURNISHINGS--0.8%
    70,000      Maytag Corp...............      1,417,500
                                              -----------
                INSURANCE--7.8%
    12,700      Aetna Life & Casualty             879,475
                  Co......................
    55,000      American General Corp.....      1,918,125
    25,700      Aon Corp..................      1,281,787
    10,000      General Reinsurance             1,550,000
                  Corp....................
    30,000      Jefferson-Pilot Corp......      1,395,000
    20,200      Lincoln National Corp.....      1,085,750
    19,000      Marsh & McLennan Cos......      1,686,250
    80,600      SAFECO Corp...............      2,780,700
    19,838      The Allstate Corp.........        815,838
    17,500      Transamerica Corp.........      1,275,313
     1,400      USLIFE Corp...............         41,825
                                              -----------
                                               14,710,063
                                              -----------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

                                                 VALUE
    SHARES               DESCRIPTION            (NOTE 1)
    ------               -----------            --------
                INTERNATIONAL OIL--5.1%
    25,000      Amoco Corp.................  $  1,796,875
    30,000      Chevron Corp...............     1,575,000
    31,000      Exxon Corp.................     2,483,875
    50,000      Repsol S.A. (ADR)..........     1,643,750
    15,000      Royal Dutch Petroleum           2,116,875
                  Co.......................
                                             ------------
                                                9,616,375
                                             ------------
                LIQUOR--1.8%
    49,300      Anheuser Busch Cos.,            3,296,938
                  Inc......................
                                             ------------
                MINING--1.4%
    27,000      Minnesota Mining &
                  Manufacturing Co.........     1,788,750
    15,000      Phelps Dodge Corp..........       933,750
                                             ------------
                                                2,722,500
                                             ------------
                PAPER--2.4%
     7,000      Federal Paper Board Co.,          363,125
                  Inc......................
    42,000      International Paper Co.....     1,590,750
    31,600      Union Camp Corp............     1,504,950
    37,500      Westvaco Corp..............     1,040,625
                                             ------------
                                                4,499,450
                                             ------------
                PETROLEUM SERVICES--0.6%
    31,700      Ashland Incorporated.......     1,113,463
                                             ------------
                POLLUTION CONTROL--1.1%
    32,000      Browning Ferris Industries,       944,000
                  Inc......................
    40,000      WMX Technologies, Inc......     1,195,000
                                             ------------
                                                2,139,000
                                             ------------
                PUBLISHING--0.6%
    16,000      Dun & Bradstreet Corp......     1,036,000
                                             ------------
                RAILROADS & EQUIPMENT--1.0%
    28,000      Conrail, Inc...............     1,960,000
                                             ------------
                RESTAURANTS--1.0%
    40,000      McDonald's Corp............  $  1,805,000
                                             ------------
                RETAIL GROCERY--0.5%
    30,000      Giant Foods. Inc...........       945,000
                                             ------------
                RETAIL TRADE--4.1%
   172,000      Kmart Corp.................     1,247,000
    55,000      Melville Corp..............     1,691,250
    30,000      Penney (J.C.) Co., Inc.....     1,428,750
    31,400      Sears Roebuck & Co.........     1,224,600
     6,500      Supervalue, Inc............       204,750
    38,400      May Department Stores Co...     1,622,400
    22,500      Woolworth Corp.............       292,500
                                             ------------
                                                7,711,250
                                             ------------
                STEEL--0.7%
    40,000      USX-U.S. Steel Group, Inc..     1,230,000
                                             ------------
                TIRES & RUBBER--0.9%
    65,000      Cooper Tire & Rubber Co....     1,600,625
                                             ------------
                TELEPHONE--2.4%
    48,000      Pacific Telesis Group......     1,614,000
                Southern New England
                  Telecommunications,
    40,000        Corp.....................     1,590,000
    40,000      Telefonos de Mexico, S.A        1,275,000
                  (ADR)....................
     3,000      US West, Inc.*.............       107,250
                                             ------------
                                                4,586,250
                                             ------------
                TOBACCO--3.5%
    52,000      Philip Morris Cos., Inc....     4,706,000
    55,000      UST, Inc...................     1,835,625
                                             ------------
                                                6,541,625
                                             ------------
                TRUCKING & FREIGHT
                FORWARDING--1.2%
    80,000      Hunt J.B.Transport              1,340,000
                  Services, Inc............
    35,000      Ryder System, Inc..........       866,250
                                             ------------
                                                2,206,250
                                             ------------
                TOTAL COMMON STOCKS
                (cost $149,416,627)........   182,882,350
                                             ------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               LARGE CAPITALIZATION VALUE PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

  PRINCIPAL
AMOUNT/SHARES                                   VALUE
   (000)                DESCRIPTION            (NOTE 1)
-------------           -----------            --------
                SHORT-TERM INVESTMENTS--2.6%

                U. S. GOVERNMENT SECURITIES--1.4%
                United States Treasury Bill
$    2,700      5.29%, 5/2/96
                (cost $2,651,597)..........  $  2,651,597
                                             ------------
                OTHER--1.2%
     2,174      Seven Seas Series
                  Government Fund,
                (cost $2,174,371)..........     2,174,371
                                             ------------
                Total short-term
                  investments
                (cost $4,825,968)..........     4,825,968
                                             ------------
                TOTAL INVESTMENTS--100.1%
                (cost $154,242,595; Note
                  4).......................   187,708,318
                Liabilities in excess of
                  other
                assets--(0.1%).............      (112,115)
                                             ------------
                NET ASSETS--100%...........  $187,596,203
                                             ============

---------------
*Non-income producing securities.
ADR--American Depository Receipts.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               SMALL CAPITALIZATION GROWTH PORTFOLIO
               Portfolio of Investments December 31, 1995

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                LONG-TERM INVESTMENTS--94.5%
                Common Stocks--94.5%
                AEROSPACE--0.6%
    16,300      Watkins Johnson Co.........  $    713,125
                                             ------------
                ALUMINUM--0.3%
     6,700      Reynolds Metals Co.........       379,388
                                             ------------
                APPAREL & TEXTILES--4.3%
    48,100      G & K Services.............     1,226,550
     7,300      Jones Apparel Group,
                  Inc......................       287,438
    31,350      Nautica Enterprises,
                  Inc.*....................     1,371,562
    30,800      Reebok International,
                  Ltd......................       870,100
    35,600      Unifi, Inc.................       787,650
    27,200      Warnaco Group, Inc.........       680,000
                                             ------------
                                                5,223,300
                                             ------------
                AIRLINES--1.2%
    19,400      Continental Airlines,
                  Inc.*....................       843,900
     3,300      UAL Corp.*.................       589,050
                                             ------------
                                                1,432,950
                                             ------------
                ASSET MANAGEMENT--1.0%
    12,200      Alex, Brown Inc............       512,400
    26,750      Waterhouse Investor
                  Services Inc.............       662,063
                                             ------------
                                                1,174,463
                                             ------------
                AUTOMOBILES--1.1%
    61,100      Wabash National Corp.......     1,359,475
                                             ------------
                BANKS--0.5%
    23,300      North Fork Bancorporation,
                  Inc......................       588,325
                                             ------------
                BROADCASTING--0.9%
    27,000      Heritage Media Corp........       691,875
    25,000      Sinclair Broadcast Group
                  Inc......................       431,250
                                             ------------
                                                1,123,125
                                             ------------
                BUSINESS SERVICES--6.0%
    22,500      Acclaim Entertainment,       $    278,438
                  Inc.*....................
    35,350      CUC International Inc.*....     1,206,319
    33,600      Fiserv, Inc................     1,008,000
    21,400      GTECH Holdings Corp........       556,400
    55,200      National Media Corp.*......     1,159,200
    35,600      Pinkertons, Inc.*..........       694,200
    13,400      Robert Half International,        561,125
                  Inc.*....................
    38,700      Rollins, Inc...............       856,237
    26,200      Stewart Enterprises,
                  Inc......................       969,400
                                             ------------
                                                7,289,319
                                             ------------
                CONTAINERS & GLASS--0.4%
    20,400      Bemis Co., Inc.............       522,750
                                             ------------
                CHEMICALS--3.3%
    12,200      Eastman Chemical Co*.......       764,025
    74,700      Minerals Technologies,
                  Inc......................     2,726,550
    25,000      Schulman (A.), Inc.........       562,500
                                             ------------
                                                4,053,075
                                             ------------
                COMMUNICATION--1.4%
    14,000      Pairgain Technologies
                  Inc.*....................       766,500
    56,900      Valassis Communications,
                  Inc......................       995,750
                                             ------------
                                                1,762,250
                                             ------------
                COMPUTERS & BUSINESS
                EQUIPMENT--5.8%
    18,600      Ascend Communications
                  Inc.*....................     1,508,925
    32,600      Conner Peripherals,
                  Inc.*....................       684,600
    28,000      DST Systems Inc............       798,000
    11,100      Komag Inc.*................       511,987
     9,800      Medic Computer Systems,
                  Inc.*....................       592,900
    18,000      Safeguard Scientifics
                  Inc......................       891,000
    23,200      Sun Microsystems, Inc.*....     1,058,500
    30,900      Tech Data Corp.............       463,500
    21,800      Trident Microsystems
                  Inc.*....................       512,300
     3,000      U.S. Data Corp.............        43,500
                                             ------------
                                                7,065,212
                                             ------------
                CONSTRUCTION & MINING
                EQUIPMENT--0.6%
    24,200      JLG Industries, Inc........       719,950
                                             ------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                               VALUE
  SHARES                DESCRIPTION           (NOTE 1)
  ------                -----------           --------
                CONSTRUCTION MATERIALS
     1,100      Granite Construction         $     33,825
                  Inc......................
                                             ------------
                DOMESTIC OIL
       400      Louisiana Land &                   17,150
                  Exploration Co...........
                                             ------------
                DRUGS & HEALTHCARE--7.2%
    22,000      Cephalon, Inc.*............       896,500
    21,100      Community Health Systems          751,688
                  Inc......................
    47,900      COR Therapeutics, Inc.*....       401,163
    30,000      Healthdyne, Inc............       345,000
    38,800      Jones Med Inds Inc.........       936,050
    14,200      Lincare Holdings Inc.*.....       355,000
     4,000      Medeva PLC. (ADR)..........        67,740
    39,700      Neurogen Corp.*............     1,066,937
    49,700      Orthologic Corp.*..........       720,650
    45,900      Scherer (R.P.) Corp........     2,254,837
    42,000      Syncor International              283,500
                  Corp.*...................
    15,000      Watson Pharmaceuticals
                  Inc.*....................       735,000
                                             ------------
                                                8,814,065
                                             ------------
                ELECTRICAL EQUIPMENT--2.0%
    14,700      Alliance Semiconductor*....       170,888
    15,800      Boston Scientific Corp.*...       774,200
    51,000      Cellpro, Inc.*.............       816,000
    34,800      Nu Horizons Electrs               617,700
                  Corp.*...................
                                             ------------
                                                2,378,788
                                             ------------
                ELECTRONICS--7.9%
    17,800      Burr-Brown Corp.*..........       453,900
    16,700      Electro Scientific                488,475
                  Industries, Inc.*........
    18,400      Electroglas Inc.*..........       450,800
    33,700      Empi Inc.*.................       859,350
    44,400      Integrated Circuit Systems
                  Inc.*....................       549,450
    32,900      Integrated Device                 423,588
                  Technology, Inc.*........
    22,500      Kulicke & Soffa Inds              523,125
                  Inc.*....................
    16,600      Maxim Integrated Products,        639,100
                  Inc.*....................
    12,100      Micron Technology Inc.*....       479,462
    32,100      Photronics, Inc.*..........       858,675
    35,600      S3 Inc.*...................       627,450

    25,200      Scientific Games Holdings   $   951,300
                  Corp.*..................
    56,400      Sensormatic Electronics         979,950
                  Corp....................
    19,300      Teradyne, Inc.*...........      482,500
    13,700      Wyle Electronics..........      481,212
    13,500      Xilinx Inc.*..............      411,750
                                            -----------
                                              9,660,087
                                            -----------
                FINANCIAL SERVICES--2.9%
    18,800      Bear Stearns Cos., Inc....      373,650
    12,800      Commercial Federal              483,200
                  Corp.*..................
    15,000      First Merchants Acceptance      277,500
                  Corp....................
    12,200      First USA, Inc............      541,375
                Lehman Brothers Holdings
    25,000        Inc.....................      531,250
    37,600      Olympic Financial Ltd.*...      611,000
    22,400      Penncorp Financial Group,       658,000
                  Inc.....................
                                            -----------
                                              3,475,975
                                            -----------
                FOOD & BEVERAGES--0.3%
    30,000      Barefoot, Inc.............      315,000
                                            -----------
                GAS EXPLORATION--2.5%
    18,200      Anadarko Petroleum              985,075
                  Corp....................
    80,000      Forcenergy Gas Expl Inc...      880,000
    13,700      Newfield Exploration            369,900
                  Co......................
    17,100      Sonat Offshore Drilling         765,225
                  Inc.....................
                                            -----------
                                              3,000,200
                                            -----------
                HOMEBUILDERS--1.6%
    43,800      Champion Enterprises,         1,352,325
                  Inc.*...................
    25,500      Lennar Corp...............      640,688
                                            -----------
                                              1,993,013
                                            -----------
                HOTELS & RESTAURANTS--3.8%
    61,200      Boston Chicken............    1,966,050
    24,200      HFS Inc...................    1,978,350
    30,000      Trump Hotels & Casino           645,000
                  Resorts.................
                                            -----------
                                              4,589,400
                                            -----------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

                                               VALUE
  SHARES                DESCRIPTION           (NOTE 1)
  ------                -----------           --------
                HOUSEHOLD APPLIANCES & HOME
                  FURNISHINGS--1.0%
    21,600      American Homestar Corp.....  $    445,500
    28,000      Newell Co..................       724,500
                                             ------------
                                                1,170,000
                                             ------------
                INDUSTRIAL & MACHINERY--5.6%
     7,300      Acme Cleveland Corp........       136,875
    14,600      Applied Materials, Inc.*...       574,875
    22,600      Cognex Corp.*..............       785,350
    94,200      Danka Business Systems          3,485,400
                  PLC......................
    14,100      Esterline Technologies            333,112
                  Corp.*...................
    27,400      Synalloy Corp..............       578,825
    15,000      TriMas Corp................       283,125
    16,200      Tyco Laboratories, Inc.....       577,125
                                             ------------
                                                6,754,687
                                             ------------
                INSURANCE--2.8%
    22,800      American Financial Group          698,250
                  Inc......................
    20,600      Fremont General Corp.......       757,050
    24,000      Progressive Corp...........     1,173,000
    25,500      TIG Holdings, Inc..........       726,750
                                             ------------
                                                3,355,050
                                             ------------
                LEISURE TIME--2.2%
    24,000      Grand Casinos, Inc.*.......       558,000
   122,800      Hammons (John Q.) Hotels        1,135,900
                  Inc......................
     9,900      King World Productions,           384,862
                  Inc.*....................
    30,100      Seattle Filmworks Inc.*....       624,575
                                             ------------
                                                2,703,337
                                             ------------
                MINING--0.5%
    10,400      Phelps Dodge Corp..........       647,400
                                             ------------
                MISCELLANEOUS--6.3%
    12,700      Advanced Semiconductor            625,475
                  Matls*...................
    50,000      Amerin Corp................     1,337,500
    31,800      Atmel Corp.*...............       711,525
    63,200      Atrium Inc.*...............     1,264,000
    30,100      Camco Inc..................       842,800
     9,500      Cellstar Corp.*............       247,000
    18,000      Credence Systems Corp.*...  $   411,750
    12,000      Loewen Group, Inc.........      303,750
    11,400      Madge N.V.*...............      510,150
    20,250      McAffee Associates,             888,469
                  Inc.*...................
    30,000      Stone Energy Corp.........      461,250
                                            -----------
                                              7,603,669
                                            -----------
                NON-FERROUS METALS--0.6%
    22,200      ASARCO, Inc...............      710,400
                                            -----------
                PAPER--4.4%
    48,900      Alco Standard Corp........    2,231,062
    23,000      Bowater Inc...............      816,500
    10,200      Consolidated Papers             572,475
                  Inc.....................
    14,040      Kimberly-Clark Corp.......    1,161,810
    16,000      Rayonier Timberlands,           534,000
                  L.P.....................
                                            -----------
                                              5,315,847
                                            -----------
                PETROLEUM SERVICES--2.7%
    74,900      Petroleum Geo-Services A/S    1,872,500
                  (ADR)...................
    57,000      Reading & Bates Corp.*....      855,000
    25,300      Valero Energy Corp........      619,850
                                            -----------
                                              3,347,350
                                            -----------
                POLLUTION CONTROL--0.3%
    17,600      FSI International,              356,400
                  Inc.*...................
                                            -----------
                PUBLISHING--1.0%
    11,500      American Greetings              317,688
                  Corp....................
    16,100      Devon Group, Inc.*........      467,906
     9,300      Houghton Mifflin Co.......      399,900
                                            -----------
                                              1,185,494
                                            -----------
                RETAIL GROCERY--0.2%
    11,085      Heartland Express Inc.....      218,929
                                            -----------
                RETAIL TRADE--4.0%
    27,200      Barnes & Noble, Inc.*.....      788,800
    47,800      Harcourt General, Inc.....    2,001,625

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               SMALL CAPITALIZATION GROWTH PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
 ------                -----------           --------
                RETAIL TRADE (cont'd)
    15,000      Heilig Meyers Co...........  $    275,625
    39,500      Ross Stores Inc............       755,437
    13,900      Scholastic Corp............     1,080,725
                                             ------------
                                                4,902,212
                                             ------------
                SOFTWARE--2.3%
    40,700      Cheyenne Software, Inc.....     1,063,287
    11,700      Computer Associates
                  International, Inc.......       665,438
    28,500      Henry Jack & Associates           705,375
                  Inc......................
    15,185      Read-Rite Corp.*...........       353,051
                                             ------------
                                                2,787,151
                                             ------------
                STEEL--1.1%
    25,900      Castle A M Co..............       728,438
    23,000      Mueller Inds Inc.*.........       672,750
                                             ------------
                                                1,401,188
                                             ------------
                TIRES & RUBBER--0.3%
    12,800      Cooper Tire & Rubber Co....       315,200
                                             ------------
                TELECOMMUNICATION--0.6%
     8,600      United States Robotics            754,650
                  Corp.*...................
                                             ------------
                TELEPHONE--1.9%
    15,100      Century Telephone                 479,425
                  Enterprises, Inc.........
    88,200      LCI International, Inc.....     1,808,100
                                             ------------
                                                2,287,525
                                             ------------
                TRUCKING & FREIGHT FORWARDING--1.1%
    23,700      American President Cos.,          545,100
                  Ltd......................
    25,000      Tidewater Inc..............       787,500
                                             ------------
                                                1,332,600
                                             ------------
                Total long-term investments
                  (common stocks)
                  (cost $93,744,854).......   114,833,299
                                             ------------

 PRINCIPAL
 AMOUNT/SHARES                                  VALUE
  (000)                 DESCRIPTION            (NOTE 1)
 -------------          -----------            --------
                SHORT TERM INVESTMENTS--5.3%
                COMMERCIAL PAPER--1.8%
$    2,231      Philip Morris Capital Corp.
                  5.80%, 1/2/96
                  (cost $2,230,641)........  $  2,230,641
                                             ------------
                OTHER--3.5%
     4,139      Seven Seas Series               4,139,172
                  Government Fund..........
        61      Seven Seas Money Market            61,180
                  Fund.....................
                                             ------------
                Total investment company
                  (cost $4,200,352)........     4,200,352
                                             ------------
                Total short-term
                  investments
                  (cost $6,430,993)........     6,430,993
                                             ------------
                TOTAL INVESTMENTS--99.8%
                (cost $100,175,847)........   121,264,292
                Other assets in excess of
                  liabilities--0.2%........       268,430
                                             ------------
                NET ASSETS--100%...........  $121,532,722
                                             ------------
                                             ------------

------------------
ADR--American Depository Receipt.
* Non-income producing securities.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               SMALL CAPITALIZATION VALUE PORTFOLIO
               Portfolio of Investments December 31, 1995

                                                 VALUE
   SHARES                DESCRIPTION            (NOTE 1)
   ------                -----------            --------
                LONG TERM INVESTMENTS--97.8%

                COMMON STOCKS--97.7%

                AEROSPACE--2.6%
     5,000      Alliant Techsystems,         $    253,125
                  Inc.*....................
    52,000      Coltec Industries, Inc.*...       604,500
    43,700      Talley Industries, Inc.*...       376,913
    18,800      Teleflex, Inc..............       770,800
    23,900      Whittaker Corp.*...........       519,825
                                             ------------
                                                2,525,163
                                             ------------
                APPAREL & TEXTILES--2.7%
     3,900      Interface, Inc.............        66,300
    31,500      Jones Apparel Group,            1,240,312
                  Inc.*....................
    19,200      Unitog Co. (New)...........       463,200
    34,400      Warnaco Group, Inc.........       860,000
       800      Westpoint Stevens, Inc.....        16,050
                                             ------------
                                                2,645,862
                                             ------------
                ASSET MANAGEMENT--0.4%
    63,600      Noel Group, Inc.*..........       413,400
                                             ------------
                AUTO PARTS--1.8%
    18,800      Lear Seating Corp.*........       545,200
    44,900      Standard Motor Products,
                  Inc., Class A............       673,500
    59,000      TBC Corp.*.................       508,875
                                             ------------
                                                1,727,575
                                             ------------
                AUTO RELATED--3.1%
    32,000      Amcast Industrial Corp.....       584,000
    27,000      Armor All Products,
                  Corp.....................       489,375
    11,900      First Brands Corp..........       566,738
    16,200      Modine Manufacturing Co....       388,800
    29,480      Myers Industries, Inc......       482,735
    15,300      Smith A O Corp.............       317,475
    13,900      Thomson PBE, Inc.*.........       194,600
                                             ------------
                                                3,023,723
                                             ------------
                BANKS--5.1%
    20,000      Bay View Capital Corp......  $    570,000
     8,600      BayBanks, Inc..............       844,950
    36,400      First American Corp........     1,724,450
    20,800      First Commerce Corp.
                  (L.A.)...................       665,600
    18,500      Firstmerit Corp............       555,000
    27,400      Signet Banking Corp........       650,750
                                             ------------
                                                5,010,750
                                             ------------
                BUILDING & CONSTRUCTION--5.7%
    20,600      Applied Power, Inc.........       618,000
    18,200      Carlisle Co., Inc..........       734,825
    26,650      Clarcor, Inc...............       542,993
    38,000      Commercial Intertech
                  Corp.....................       688,750
    27,800      Donaldson Co., Inc.........       698,475
    40,500      Lydall, Inc.*..............       921,375
    26,450      Osmonics, Inc.*............       538,919
    36,000      Regal Beloit Corp..........       783,000
                                             ------------
                                                5,526,337
                                             ------------
                BUSINESS SERVICES--0.6%
    28,500      Bowne & Company, Inc.......       570,000
                                             ------------
                CHEMICALS--5.2%
    39,800      Arcadian Corp..............       771,125
    76,900      Crompton & Knowles
                  Corp.....................     1,018,925
    21,700      Fuller (H.B.) Company......       754,075
     2,700      Furon Co...................        54,000
    30,800      Hanna (M. A.) Co...........       862,400
    24,300      Learonal, Inc..............       558,900
     4,300      O Sullivan Corp............        44,612
    41,250      RPM, Inc., Ohio............       680,625
    21,900      Rock-Tenn Co., Class A.....       355,875
                                             ------------
                                                5,100,537
                                             ------------
                COMMUNICATION--1.0%
    24,400      Associated Group, Inc.,
                  Class A*.................       460,550
    30,800      Bell Cablemedia PLC.
                  (ADR)*...................       492,800
                                             ------------
                                                  953,350
                                             ------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               SMALL CAPITALIZATION VALUE PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                                  VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                COMPUTERS & BUSINESS EQUIPMENT--2.6%
    73,200      Intelligent Electronics,
                  Inc......................  $    439,200
    16,900      Lexmark International
                  Group, Inc.*.............       308,425
    26,700      Stratus Computer, Inc.*....       924,487
    54,500      Wang Laboratories, Inc.*...       906,063
                                             ------------
                                                2,578,175
                                             ------------
                COSMETICS & TOILETRIES--0.8%
     1,700      Alberto Culver Co..........        51,850
    19,000      Maybelline, Inc............       688,750
                                             ------------
                                                  740,600
                                             ------------
                DIVERSIFIED INDUSTRIALS--0.7%
    23,700      Brady (W. H.) Co...........       639,900
                                             ------------
                DOMESTIC OIL--1.4%
    40,000      Cross Timbers Oil Co.......       705,000
    25,400      Ultramar Corp..............       654,050
                                             ------------
                                                1,359,050
                                             ------------
                DRUGS & HEALTHCARE--2.2%
    30,400      Amerisource Health
                  Corp.*...................     1,003,200
    10,500      FHP International Corp.*...       299,250
     7,400      McKesson Corp..............       374,625
    18,500      West Co. Inc...............       434,750
                                             ------------
                                                2,111,825
                                             ------------
                ENERGY--0.5%
    10,000      Addington Resources,
                  Inc.*....................       146,250
    17,200      California Energy, Inc.*...       335,400
                                             ------------
                                                  481,650
                                             ------------
                ELECTRICAL EQUIPMENT--3.9%
     6,800      AptarGroup, Inc............       254,150
    19,950      Bearings, Inc..............       583,537
    46,200      Belden Helminway Co.,
                  Inc......................     1,189,650
    16,400      Core Industries, Inc.......       211,150
    25,000      EG & G, Inc................       606,250
    41,100      Oak Industries, Inc.*......       770,625
    16,000      Woodhead Industries,
                  Inc......................       228,000
                                             ------------
                                                3,843,362
                                             ------------
                ELECTRONICS--2.2%
    33,500      Amphenol Corp.*...........  $   812,375
    22,500      Augat, Inc................      385,313
    39,750      Methode Eletronics,
                  Inc.....................      566,437
    30,400      Pioneer Standard
                  Electronics, Inc........      402,800
                                            -----------
                                              2,166,925
                                            -----------
                ENTERTAINMENT--0.7%
    25,700      GTECH Holdings Corp.*.....      668,200
                                            -----------
                FINANCIAL SERVICES--2.0%
    22,000      Allied Capital Lending
                  Corp....................      291,500
    11,000      CMAC Investment Corp......      484,000
    48,700      Rollins Truck Leasing
                  Corp....................      541,788
    28,800      SEI Corp..................      626,400
                                            -----------
                                              1,943,688
                                            -----------
                FOODS--1.0%
    42,900      Flowers Industries,
                  Inc.....................      520,163
     1,600      Lancaster Colony Corp.....       59,600
     9,400      Universal Foods Corp......      377,175
                                            -----------
                                                956,938
                                            -----------
                FOOD-SERVICE / LODGING--2.5%
    32,600      Bob Evans Farms, Inc......      619,400
    28,800      Marcus Corp...............      788,400
    47,600      Sbarro, Inc...............    1,023,400
                                            -----------
                                              2,431,200
                                            -----------
                HOSPITAL SUPPLIES & SERVICE--2.8%
    22,800      Beckman Instruments,
                  Inc.....................      806,550
    43,600      Sierra Health Services,
                  Inc.*...................    1,384,300
    17,300      SpaceLabs Medical,
                  Inc.*...................      497,375
                                            -----------
                                              2,688,225
                                            -----------

--------------------------------------------------------------------------------
                         See Notes to Financial Statements

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                HOUSEHOLD APPLIANCES & HOME
                  FURNISHINGS--4.7%
     4,400      Bush Industries, Inc.......  $     86,350
    20,300      Chromcraft Revington,
                  Inc.*....................       540,488
    19,700      Crown Crafts, Inc..........       226,550
    65,000      Ekco Group, Inc............       381,875
    32,600      Ethan Allen Interiors,
                  Inc.*....................       664,225
    11,400      Hon Industries, Inc........       265,050
    30,100      Miller (Herman), Inc.......       903,000
    39,500      Rival Co...................       873,937
    21,900      Stanhome, Inc..............       637,837
                                             ------------
                                                4,579,312
                                             ------------
                INDUSTRIAL & MACHINERY--5.2%
    26,400      Alltrista Corp.*...........       475,200
    24,000      Briggs & Stratton Corp.....     1,041,000
    32,100      BWIP Holding, Inc..........       529,650
    30,100      Crane Co...................     1,109,937
    43,260      Mark IV Industries, Inc....       854,385
    33,100      Measurex Corp..............       935,075
     6,400      Medar, Inc.*...............        50,400
     2,400      Watts Industries, Inc......        55,800
                                             ------------
                                                5,051,447
                                             ------------
                INSURANCE--6.4%
    24,600      20th Century Industries*...       488,925
    17,900      Alexander & Alexander
                  Services, Inc............       340,100
     8,800      Berkley (W. R.) Corp.......       473,000
    20,500      Equitable of Iowa Cos......       658,563
    14,900      Hartford Steam Boiler
                  Inspection &
                  Insurance Co.............       745,000
    21,400      HCC Insurance Holdings,
                  Inc.*....................       791,800
    20,200      Horace Mann Educators
                  Corp.....................       631,250
     6,700      NAC Re Corp................       241,200
    18,400      Poe & Associate, Inc.......       457,700
    42,900      Western National Corp......       691,762
    62,200      Willis Corroon Group PLC.
                  (ADR)....................       723,075
                                             ------------
                                                6,242,375
                                             ------------
                LEISURE RELATED--0.9%
    36,500      Anthony Industries, Inc....       839,500
                                             ------------
                MANUFACTURING--1.5%
    15,700      Pentair, Inc..............   $    781,075
    22,600      Trinova Corp..............        646,925
                                             ------------
                                                1,428,000
                                             ------------
                MISCELLANEOUS--0.2%
    24,600      Big B, Inc................        246,000
                                             ------------
                OIL & GAS--1.2%
    21,400      Devon Energy Corp.........        545,700
    20,000      Helmerich & Payne, Inc....        595,000
                                             ------------
                                                1,140,700
                                             ------------
                OIL-SUPPLIES & CONSTRUCTION--1.9%
     7,400      BJ Services Co.*..........        214,600
     5,400      Input/Output, Inc.*.......        311,850
    49,400      Lone Star Technologies,
                  Inc.*...................        543,400
    25,500      Tidewater, Inc............        803,250
                                             ------------
                                                1,873,100
                                             ------------
                OFFICE EQUIPMENT & SERVICES--1.8%
     8,300      Data Research Associates,
                  Inc.*...................        155,625
    38,500      Hunt Manufacturing Co.....        668,938
     3,000      Wallace Computer Services,
                  Inc.....................        163,875
    46,200      Zero Corp.................        820,050
                                             ------------
                                                1,808,488
                                             ------------
                PAPER--0.4%
    21,000      Caraustar Industries,
                  Inc.....................        420,000
                                             ------------
                PRINTING & PUBLISHING--3.8%
    28,600      ADVO System, Inc..........        743,600
    32,550      American Business
                  Products, Inc...........        927,675
    31,900      Banta Corp................      1,403,600
    28,400      Lee Enterprises, Inc......        653,200
                                             ------------
                                                3,728,075
                                             ------------

--------------------------------------------------------------------------------
                         See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               SMALL CAPITALIZATION VALUE PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                                 VALUE
    SHARES                DESCRIPTION           (NOTE 1)
    ------                -----------           --------
                PROFESSIONAL SERVICES--2.3%
    30,700      CDI Corp.*.................  $    552,600
    16,200      Interim Services, Inc.*....       562,950
    18,800      Jacobs Engineering Group,
                  Inc.*....................       470,000
    20,000      Rollins, Inc...............       442,500
     8,000      US Facilities Corp.........       171,000
                                             ------------
                                                2,199,050
                                             ------------
                PUBLISHING--0.8%
    17,900      Houghton Mifflin Co........       769,700
                                             ------------
                REAL ESTATE--3.9%
    12,700      Allied Capital Commercial
                  Corp.....................       250,825
    18,000      Avalon Properties, Inc.....       387,000
    16,600      Crescent Real Estate
                  Equities.................       566,475
     8,792      HGI Realty, Inc............       201,117
    24,000      Irvine Apartment
                  Communities, Inc.........       462,000
    20,700      Liberty Property...........       429,525
     7,500      Prime Retail, Inc..........        89,063
    30,000      RFS Hotel Investors,
                  Inc......................       461,250
    39,783      Security Capital Industrial
                  Trust....................       696,202
     9,000      Sun Communities, Inc.......       237,375
                                             ------------
                                                3,780,832
                                             ------------
                RECREATION--0.6%
    21,000      Polaris Industries, Inc....       616,875
                                             ------------
                RETAILING--2.8%
    53,300      Carson Pirie Scott &
                  Co.*.....................     1,059,337
    22,100      Heilig Meyers Co...........       406,088
    21,900      Meyer (Fred), Inc.*........       492,750
    27,800      Revco DS, Inc..............       785,350
                                             ------------
                                                2,743,525
                                             ------------
                RETAIL-FOOD & DRUGS--1.5%
    25,000      Hannaford Bros. Co.........       615,625
    21,500      Luby's Cafeterias, Inc.....       478,375
    29,200      Ruddick Corp...............       335,800
                                             ------------
                                                1,429,800
                                             ------------
                RETAIL TRADE--0.4%
    19,950      Arbor Drugs, Inc..........   $    418,950
                                             ------------
                STEEL--1.5%
    40,300      J & L Specialty Steel,
                  Inc.....................        755,625
    26,400      Lukens, Inc...............        759,000
                                             ------------
                                                1,514,625
                                             ------------
                TELECOMMUNICATION--0.4%
    29,800      Metromedia International
                  Group, Inc.*............        417,200
                                             ------------
                TELEPHONE--0.5%
                Cellular Communications
    19,400        Puerto Rico, Inc.*......        538,350
                                             ------------
                TRUCKING & FREIGHT FORWARDING--1.9%
    22,300      Landstar Systems, Inc.*...        596,525
    29,400      Pittston Services Group...        922,425
    14,400      TNT Freightways Corp......        289,800
                                             ------------
                                                1,808,750
                                             ------------
                TRUCKING & SHIPPING--1.0%
    30,200      American Freightways
                  Corp.*..................        313,325
    32,800      Werner Enterprises,
                  Inc.....................        664,200
                                             ------------
                                                  977,525
                                             ------------
                UTILITIES--0.4%
    12,800      Wicor, Inc................        412,800
                                             ------------
                WINE--0.2%
     6,900      Canandaigua Wine Co.,
                  Inc.*...................        225,113
                                             ------------
                Total common stocks
                  (cost $85,600,901)......     95,316,527
                                             ------------
                PREFERRED STOCKS--0.1%
     8,000      Prime Retail, Inc.
                  (cost $139,000).........        142,000
                                             ------------
                Total long-term
                  investments
                  (cost $85,739,901)......     95,458,527
                                             ------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements


 PRINCIPAL
 AMOUNT/SHARES                                  VALUE
  (000)                 DESCRIPTION            (NOTE 1)
---------------         -----------            --------
                SHORT-TERM INVESTMENTS--2.3%

                OTHER--1.1%
$    1,022      Seven Seas Money Market
                  Fund
                (cost $1,022,014)..........  $  1,022,014
                                             ------------
                U. S. GOVERNMENT SECURITIES--1.2%
     1,045      Federal National Mortgage
                  Association
                  5.45%, 1/3/96............     1,044,684
                United States Treasury
                  bills
        95      4.50%, 1/11/96.............        94,881
        75      4.65%, 1/11/96.............        74,903
                                             ------------
                Total U.S. Government
                  Securities
                  (cost $1,214,468)........     1,214,468
                                             ------------
                Total short-term
                  investments
                  (cost $2,236,482)........     2,236,482
                                             ------------
                TOTAL INVESTMENTS--100.1%
                  (cost $87,976,383; Note
                  4).......................    97,695,009
                Liabilities in excess of
                  other assets--(0.1%).....      (100,530)
                                             ------------
                NET ASSETS--100%...........  $ 97,594,479
                                             ============

---------------
ADR--American Depository Receipts.
* Non-income producing securities.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               INTERNATIONAL EQUITY PORTFOLIO
               Portfolio of Investments December 31, 1995

                                                  US$
                                                 VALUE
  SHARES               DESCRIPTION              (NOTE 1)
---------              -----------              --------
                LONG-TERM INVESTMENTS--97.0%

                COMMON STOCKS--95.7%

                AUSTRALIA--3.9%
   205,300      News Corp. Ltd. (ADR)  ....  $  3,952,025
                  (Publishing)
   795,900      Westpac Bank Corp.  .......     3,525,765
                  (Banking)                  ------------
                                                7,477,790
                                             ------------
                DENMARK--1.1%
    40,200      Unidanmark A.S.  ..........     1,990,995
                  (Banking)                  ------------

                FINLAND--1.6%
   117,200      Kymmene Corp.  ............     3,098,818
                  (Forest Products)          ------------

                FRANCE--12.2%
    12,125      Accor  ....................     1,569,788
                  (Consumer Services)
    68,300      Alcatel Alsthom Compagnie
                  Generale d' Electricite....   5,888,556
                  (Energy)
    69,560      BQE National Paris  .......     3,137,800
                  (Banking)
    29,600      Cie De St Gobain  .........     3,227,772
                  (Manufacturing)
    35,500      Eaux Cie Generale  ........     3,544,201
                  (Utilities)
    37,850      Roussel Uclaf (ADR)  ......     3,207,627
                  (Consumer Goods)
    42,332      Total Francaise Petroleum,
                  Ltd.  ...................     2,856,999
                  (Oil & Gas-Domestic)       ------------
                                               23,432,743
                                             ------------
                GERMANY--8.3%
    15,600      Hoechst A.G.  .............     4,230,324
                  (Steel)
    11,200      Mannesmann A.G. (ADR)  ....     3,573,759
                  (Industrials)
     7,300      Siemens Aktiengesellschaft   $  3,994,772
                  (Industrials)
    97,600      VEBA A.G.  ................     4,143,492
                  (Utilities)                ------------
                                               15,942,347
                                             ------------
                HONG KONG--2.1%
   212,999      HSBC Holdings PLC  .......      3,222,875
                  (Banking)
   587,000      Peregrine Investments  ...        759,134
                  (Financial Services)       ------------
                                                3,982,009
                                             ------------
                JAPAN--26.2%
       480      DDI Corp.  ...............      3,719,128
                  (Consumer Goods)
   256,000      Hitachi, Ltd.  ...........      2,578,596
                  (Capital Goods)
   232,000      Matsushita Electric.......      3,774,915
                  Industrial Co., Ltd. .
                  (Electrical Equipment)
   682,000      Mazda Motor Corp.*  ......      2,899,738
                  (Automobiles)
   542,000      Mitsubishi Heavy Inds.....      4,320,252
                  (Electrical Equipment)
    34,000      Nintendo Co., Ltd.  ......      2,584,988
                  (Software)
   133,000      Omron Corp.  .............      3,065,763
                  (Manufacturing)
    77,000      Orix Corp.  ..............      3,169,491
                  (Leasing)
    38,400      Promise Co., Ltd.  .......      1,848,407
                  (Financial Services)
    89,000      Ricoh Corp., Ltd.  .......        974,044
                  (Office Equipment &
                  Supplies)
    75,000      Rohm Co., Ltd.  ..........      4,234,867
                  (Technology)
   259,000      Sekisui Chemical Corp.....      3,812,881
                  (Chemicals)
    71,000      Sony Corp.  ..............      4,256,562
                  (Consumer Durable Goods)
   305,000      Sumitomo Trust & Banking..      4,312,833
                  (Banking)

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

                                                 US$
                                                VALUE
    SHARES               DESCRIPTION           (NOTE 1)
    ------               -----------           --------
                JAPAN--(CONT'D)
   221,000      Toyota Motor Corp.  .......  $  4,687,554
                  (Automobiles)              ------------
                                               50,240,019
                                             ------------
                KOREA
         1      Samsung Electronics, GDR...            59
                  (Technology)               ------------

                NETHERLANDS--7.6%
    25,000      Heineken N.V.  ............     4,435,408
                  (Food & Beverage)
    65,105      Internationale-Nederlanden      4,349,259
                  Group N.V.
                  (Financial Services)
    61,600      Nedlloyd Groep N.V.  ......     1,397,295
                  (Transportation)
    30,700      Royal Dutch Petroleum Co...     4,332,538
                  (Energy)                   ------------
                                               14,514,500
                                             ------------
                NEW ZEALAND--1.8%
   797,200      Fletcher Challenge, Ltd....     1,839,773
                  (Forest & Paper)
   693,400      Lion Nathan Ltd.  .........     1,654,622
                  (Consumer Goods)           ------------
                                                3,494,395
                                             ------------
                NORWAY--1.1%
   172,400      Aker A.S. Class B  ........     2,095,767
                  (Industrials)              ------------

                SPAIN--2.6%
    42,100      Banco Santander Sa  .......     2,113,677
                  (Banking)
    50,600      Empresa Nac Electricid  ...     2,865,804
                  (Energy)                   ------------
                                                4,979,481
                                             ------------
                SWEDEN--3.9%
    90,800      Astra B Free  .............     3,596,608
                  (Health & Personal Care)
    41,600      Electrolux AB  ...........  $   1,707,306
                  (Consumer Durable Goods)
   109,500      Volvo AB  ................      2,242,873
                  (Automobiles)             -------------
                                                7,546,787
                                            -------------
                SWITZERLAND--8.0%
     1,040      Baloise Hldgs.  ..........      2,163,849
                  (Financial Services)
     5,460      Ciba-Geigy Ltd.  .........      4,804,421
                  (Pharmaceuticals)
     3,710      Nestle S.A.  .............      4,103,997
                  (Consumer Goods)
     2,087      Societe Generale
                  Surveillance
                Holding S.A...............      4,143,242
                (Business & Public
                  Services)
                                            -------------
                                               15,215,509
                                            -------------
                UNITED KINGDOM--15.3%
   236,800      Allied-Lyons PLC  ........      1,927,057
                  (Food & Beverage)
   335,057      British Aerospace PLC  ...      4,141,055
                  (Aerospace/Defense)
    23,155      British Aerospace PLC
                  (Warrants)* ............        112,557
                  (Aerospace/Defense)
   489,396      Cadbury Schweppes, PLC....      4,039,664
                  (Food & Beverage)
   272,600      Lloyds Abbey Life PLC*....      1,905,109
                  (Insurance)
   202,500      Midlands Electricity PLC..      2,390,123
                  (Utilities)
   668,200      Mirror Group PLC  ........      1,826,420
                  (Publishing)
   163,822      National Grid Group PLC...        506,299
                  (Utilities)
   175,500      National Power PLC (Ord.).      1,225,148
                  (Utilities)
   236,000      National Power PLCD ......        564,435
                  (Utilities)
   527,550      Rank Organization PLC  ...      3,817,958
                  (Technology)
 1,905,500      Sears PLC  ...............      3,077,683
                  (Retail)

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               INTERNATIONAL EQUITY PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

                                                 US$
                                                VALUE
  SHARES               DESCRIPTION             (NOTE 1)
  ------               -----------             --------
                UNITED KINGDOM--(CONT'D)
   160,000      Thorn EMI PLC  ............  $  3,768,287
                  (Entertainment)            ------------
                                               29,301,795
                                             ------------
                Total common stocks
                  (cost $162,537,084)......   183,313,014
                                             ------------
                PREFERRED STOCKS--1.3%

                ITALY--1.3%
 1,374,400      Fiat Spa
                  (Automobiles)
                  (cost $3,729,704)........     2,509,727
                                             ------------
                Total long-term investments
                  (cost $166,266,788)......   185,822,741
                                             ------------
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION             (NOTE 1)
 --------               -----------             --------
                SHORT-TERM INVESTMENTS--3.3%
                U. S. GOVERNMENT SECURITIES--3.3%
                Federal Home Loan Mortgage
                  Discount Notes
$    5,135        5.60%, 1/2/96............  $  5,134,201
                Federal National Mortgage
                  Association, Discount
                  Notes
     1,145        Zero Coupon, 1/16/96.....     1,142,400
                                             ------------
                Total U. S. Government
                  Securities
                  (cost $6,276,601)........     6,276,601
                                             ------------
                TOTAL INVESTMENTS--100.3%
                  (cost $172,543,389; Note
                  4).......................   192,099,342
                Liabilities in excess of
                  other assets--(0.3%).....      (501,776)
                                             ------------
                NET ASSETS--100%...........  $191,597,566
                                             ============

------------------
ADR--American Depository Receipt.
GDR--Global Depository Receipt.

* Non-income producing securities.
D Partially Paid Security

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               INTERNATIONAL BOND PORTFOLIO
               Portfolio of Investments December 31, 1995

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
 ---------              -----------           --------
                LONG-TERM INVESTMENTS--77.8%

                AUSTRALIA--1.1%
                Australian Gov't. Bonds,
A$      490       9.00%, 9/15/04...........  $  383,747
                                             ----------
                AUSTRIA--1.1%
                Austrian Gov't. Bonds,
ATS   3,660       7.00%, 2/14/00...........     387,299
                                             ----------
                BELGIUM--1.5%
                Belgium Gov't. Bonds,
BF   14,700       8.00%, 12/24/12..........     523,616
                                             ----------
                CANADA--3.6%
                Canadian Gov't. Bonds,
C$       21       6.50%, 6/1/04............      14,899
                Province of Ontario,
                  Provincial Bond,
      1,500       9.00%, 9/15/04...........   1,221,487
                                             ----------
                                              1,236,386
                                             ----------
                DENMARK--3.5%
                Danish Gov't. Bonds,
DKr   6,737       7.00%, 12/15/04..........   1,208,474
                                             ----------
                FRANCE--12.6%
                Credit Foncier de France,
                  Corporate Bond,
      3,750       8.625%, 2/20/02..........     823,208
                French Gov't. Bonds,
FF    8,640#      7.25%, 8/12/97...........   1,822,393
      3,970       7.00%, 11/12/99..........     847,587
      2,650       8.50%, 11/25/02..........     605,923
      8,590       Zero Coupon, 10/25/19....     287,678
                                             ----------
                                              4,386,789
                                             ----------
                GERMANY--13.4%
                Deutsche Bundespost,
DM    2,000#      7.50%, 12/2/02...........   1,520,390
                German Gov't. Bonds,
        150       6.50%, 7/15/03...........     108,916
      1,420       6.25%, 1/4/24............     922,084
                German Unity Bonds,
        830       8.00%, 1/21/02...........     652,081
                Treuhandanstalt,
    DM1,900#      7.125%, 1/29/03..........  $1,430,596
                                             ----------
                                              4,634,067
                                             ----------
                ITALY--8.3%
                Italian Gov't. Bonds,
L 2,990,000#      10.50%, 4/15/98..........   1,896,844
  1,560,000       10.50%, 4/1/05...........     976,298
                                             ----------
                                              2,873,142
                                             ----------
                JAPAN--13.7%
                Japanese Gov't. Bonds,
Y    86,000       6.50%, 3/20/01...........   1,011,510
    245,700#      4.60%, 3/20/03...........   2,650,467
    107,700       3.70%, 3/22/04...........   1,096,610
                                             ----------
                                              4,758,587
                                             ----------
                NEW ZEALAND--1.4%
                New Zealand Gov't. Bonds,
NZ$     700       10.00%, 7/15/97..........     470,587
                                             ----------
                SPAIN--12.0%
                Spanish Gov't. Bonds,
Pts 454,710#      10.25%, 11/30/98.........   3,835,233
     36,200       12.25%, 3/25/00..........     326,251
                                             ----------
                                              4,161,484
                                             ----------
                UNITED KINGDOM--5.6%
                European Investment Bank
                  Bonds,
 BP     200       8.00%, 6/10/03...........     320,011
                United Kingdom Treasury
                  Bonds,
        120       8.00%, 12/7/00...........     195,508
        200       9.75%, 8/27/02...........     352,927
        600       7.75%, 9/8/06............     950,167
         80       8.75%, 8/25/17...........     137,366
                                             ----------
                                              1,955,979
                                             ----------
                Total long-term investments
                  (cost US$26,196,445).....  26,980,157
                                             ----------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               INTERNATIONAL BOND PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
------------            -----------           --------
                SHORT-TERM INVESTMENTS--19.2%

                U.S. GOVERNMENT SECURITIES--17.7%
                United States Treasury
                  bills,*
US$  1,500#       5.49%, 1/25/96............$ 1,493,824
     1,500#       5.59%, 2/29/96............  1,487,870
     1,600#       5.37%, 3/28/96............  1,580,247
     1,600#       5.44%, 4/25/96............  1,574,338
                                            -----------
                Total U.S. Government
                  Securities
                  (cost US$6,134,387)......   6,136,279
                                            -----------
                REPURCHASE AGREEMENT--1.5%
       510      State Street Bank & Trust
                  Company, 2.25%, dated
                  12/29/95, due 1/2/96 in
                  the amount of $510,128
                  (cost US$510,000; value
                  of collateral including
                  accrued interest
                  -US$523,628).............     510,000
                                            -----------
                Total short-term
                  investments
                  (cost US$6,644,387)......   6,646,279
                                            -----------
                TOTAL INVESTMENTS--97.0%
                  (cost US$32,840,832;
                  Note 4)..................  33,626,279
                Other assets in excess of
                  liabilities--3.0%........   1,033,504
                                            -----------
                NET ASSETS--100%........... $34,659,940
                                            ===========

------------------
# Principal amount segregated as collateral for forward currency contracts.
  Aggregate value of segregated securities--$19,292,202.
* Percentages quoted represent yield-to-maturity as of purchase date.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               TOTAL RETURN BOND PORTFOLIO
               Portfolio of Investments December 31, 1995

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
----------   ---------        -----------         --------
                         LONG-TERM
                           INVESTMENTS@--95.2%

                         Corporate Bonds--21.5%

                         AGRICULTURE &
                           EQUIPMENT--0.7%
                         Varity Corp.,
Baa3          $   300      11.375%, 11/15/98.....$   312,954
                                                 -----------
                         AIRLINES--6.9%
                         American Airlines,
                           Inc.,
A3              1,000      9.78%, 11/26/11.......  1,197,965
                         AMR Corp.,
Baa3              100      10.00%, 2/1/01........    114,880
                         Delta Airlines, Inc.,
Baa2              288      9.32%, 1/2/09.........    336,436
Baa2              691      9.875%, 4/30/08.......    800,761
                         United Airlines, Inc.,
Baa3              450      10.67%, 5/1/04........    542,826
Baa3              100      11.21%, 5/1/14........    132,365
                                                 -----------
                                                   3,125,233
                                                 -----------
                         AUTOMOBILES & TRUCKS--0.8%
                         Chrysler Financial
                           Corp.,
A3                250      10.34%, 5/15/08.......    253,878
                         Ford Motor Credit Co.,
A1                100      6.25%, 2/26/98........    101,491
                                                 -----------
                                                     355,369
                                                 -----------
                         BANKING--1.2%
                         Kansallis Osake
                           Pankki,
                           (Finland)
A3                500++    8.65%, 12/29/49.......    534,297
                                                 -----------
                         FINANCIAL SERVICES--2.1%
                         G.I. Holdings, Inc.,
                         Zero Coupon,
Ba3               885      10/1/98.............      682,556
                         PaineWebber Group,
                           Inc.,
Baa1              250      6.25%, 6/15/98........    250,795
                                                 -----------
                                                     933,351
                                                 -----------
                         MISCELLANEOUS--1.7%
                         CTC Mansfield Funding
                           Corp.,
Ba3           $   300      11.125%, 9/30/16......$   319,380
                         PDV America, Inc.,
Baa3              450      7.25%, 8/1/98.........    436,558
                                                 -----------
                                                     755,938
                                                 -----------
                         PETROLEUM SERVICES--2.3%
                         Occidental Petroleum
                           Corp.,
Baa3            1,000      11.75%, 3/15/11.......  1,058,850
                                                 -----------
                         PUBLISHING--2.2%
                         Time Warner, Inc.,
Ba1                87++    6.835%, 8/15/00.......     87,493
Ba1               600      7.45%, 2/1/98.........    616,710
Ba1               262      8.11%, 8/15/06........    278,962
                                                 -----------
                                                     983,165
                                                 -----------
                         TOBACCO--2.2%
                         RJR Nabisco, Inc.
Baa3            1,000      8.00%, 7/15/01........  1,019,120
                                                 -----------
                         UTILITIES--1.4%
                         Cleveland Electric
                           Illuminating Co.,
Ba2               600      9.45%, 12/1/97........    622,056
                                                 -----------
                         Total corporate bonds
                           (cost $9,444,973)...    9,700,333
                                                 -----------
                         U.S. GOV'T AGENCY
                           MORTGAGE BACKED
                           Securities--48.6%
                         Federal Home Loan
                           Mortgage Corp.,
                2,500      6.50%, 1/16/26........  2,472,650
                1,369      6.50%, 9/15/18, I/O...    163,627
                           6.50%, 12/15/21,
                2,101        I/O.................    305,467
                1,838++    6.891%, 1/1/24........  1,887,498
                   35      9.25%, 1/1/10.........     37,206

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               TOTAL RETURN BOND PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

   MOODY'S   PRINCIPAL
   RATING     AMOUNT                                VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
-----------  ---------        -----------         --------
                         U.S. GOV'T AGENCY MORTGAGE BACKED
                           SECURITIES--(CONT'D)
                         Federal National Mortgage Assn.,
              $ 1,000+     6.36%, 1/24/26......  $ 1,011,250
                2,285+     6.383%, 11/1/27.....    2,313,642
                         Federal National Mortgage Corp.,
                2,203+     6.383%, 12/1/30.....    2,239,898
                2,848+     7.558%, 1/1/20......    2,913,622
                   25      8.50%, 4/1/99.......       25,801
                         Government National
                           Mortgage Assn.,
                  563      5.00%, 8/20/25......      558,988
                1,448      5.00%, 9/20/25......    1,431,295
                1,522#/+   5.50%, 7/20/25......    1,521,983
                  216+     6.50%, 1/20/24......      219,717
                1,666+     7.00%, 1/20/24......    1,707,346
                  465+     7.25%, 9/20/24......      474,340
                  605+     7.375%, 6/20/21.....      616,387
                  798+     7.375%, 6/20/23.....      810,224
                         Resolution Trust
                           Corp.,
Aa2               591+     7.075%, 6/25/23.....      594,265
AAA*               50      7.75%, 4/25/28......       50,453
AAA*              200      8.35%, 6/25/29......      201,516
Aa2               128      8.625%, 7/25/30.....      131,228
Baa2              211      9.25%, 6/25/23......      219,916
                                                 -----------
                         Total U.S. gov't
                           agency
                           mortgage backed
                           securities
                           (cost $21,787,635)..   21,908,319
                                                 -----------
                         FOREIGN SECURITIES--15.6%
                         GERMAN GOVERNMENT
                           Bonds,
                           6.25%, 1/4/24
Aaa        DM 9,500        (Germany)...........    6,144,413
                         Petroleas Mexicano
                           6.8125%, 3/8/99
Ba2        US$1,000        (Mexico)............      890,000
                                                 -----------
                         Total foreign
                           securities
                           (cost US$6,869,722).    7,034,413
                                                 -----------
                         COLLATERALIZED MORTGAGE
                           OBLIGATIONS--9.5%
                         American Housing Trust 1,
                           Senior Mortgage Pass
                           Through Certificate
                           Series 1-5 Class A,
Aaa           $    29      8.625%, 8/25/18.....  $    29,853
                         Champion Home Loan
                           Equity,
                           Series 1995, Class
                           A2-3,
Aaa             1,971+     6.624%, 2/25/28.....    2,010,468
                         Countrywide
                           Collateralized
                           Mortgage Obligation,
Aa1               765+     7.662%, 11/25/24....      784,262
                         Main Place Funding,
                           Mortgage Obligation
                           Series 95-1,
Aaa             1,000+     6.107%, 10/25/00....    1,000,000
                         PaineWebber Mortgage
                           Acceptance Corp.,
Aaa               329      7.00%, 10/25/23.....      327,886
                         Salomon Capital Access
                           Corp.,
Aaa                27      8.40%, 3/1/16.......       26,976
                         Sears Mortgage
                           Securities Corp.,
Aa2               113+     8.702%, 5/25/32.....      114,539
                                                 -----------
                         Total collateralized
                           mortgage
                           obligations
                           (cost $4,294,831)...    4,293,984
                                                 -----------
                         Total long-term
                           investments
                           (cost $42,397,161)..   42,937,049
                                                 -----------
                         SHORT-TERM
                           INVESTMENTS--14.1%

                         CORPORATE NOTES--3.5%
                         AMR Corp.,
Baa3              100      9.72%, 1/9/96.......      100,054
                         Banco Nacional,
Ba2               300+     11.25%, 11/30/95....      299,700

--------------------------------------------------------------------------------
                      See Notes to Financial Statements


  MOODY'S    PRINCIPAL
   RATING     AMOUNT                                VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         CORPORATE NOTES--(CONT'D)
                         Delta Airlines, Inc.,
Ba1           $   500      8.25%, 5/15/96........$   503,255
                         Salomon, Inc.,
Baa1              200      4.95%, 1/12/96........    193,313
Baa1              500      4.97%, 2/15/96........    499,185
                                                 -----------
                         Total corporate notes
                         (cost $1,600,364).....    1,595,507
                                                 -----------
                         COMMERCIAL PAPER--6.0%
                         Abbott Laboratories,
P1                800      5.62%, 1/9/96.........    799,001
P1                500      5.65%, 1/22/96........    498,352
                         Bellsouth
                           Telecommunications,
                           Inc.,
P1              1,400      5.75%, 1/12/96........  1,397,540
                                                 -----------
                         Total commercial paper
                         (cost $2,694,893).....    2,694,893
                                                 -----------
                         U. S. TREASURY
                           OBLIGATIONS--0.5%
                         United States Treasury
                           bills,
                         5.305%, 2/22/96
                  210D     (cost $208,391).....      209,969
                                                 -----------

                         PRIVATE PLACEMENT--2.2%
                         Banco Latinoamericano
                           De Export,
Baa2          $ 1,000++    6.6406%, 5/23/96,
                           (cost $999,746).....  $   999,373
                                                 -----------
                         REPURCHASE
                           AGREEMENT--1.9%
                         State Street Bank &
                           Trust Company,
                  882      2.25%, dated 12/29/95,
                           due 1/2/96 in the
                           amount of $882,221
                           (cost $882,000;
                           value of collateral
                           including accrued
                           interest-$908,997)....    882,000
                                                 -----------
                         Total short-term
                           investments
                           (cost $6,385,394).....  6,381,742
                                                 -----------
                         TOTAL INVESTMENTS--
                           109.3%
                           (cost $48,782,555;
                           Note 4).............   49,318,791
                         Liabilities in excess
                           of other
                           assets--(9.3%)......   (4,201,061)
                                                 -----------
                         NET ASSETS--100%......  $45,117,730
                                                 ===========


---------------
 * Standard & Poor's Rating.
 + Pledged as initial margin on financial futures
   contracts.
++ Rate shown reflects current rate on variable rate
   instrument.
 # Entire principal amount pledged as collateral for
   reverse repurchase agreements.
 @ Principal amount of securities rated A or better segregated as collateral for forward currency contracts.

NR--Not Rated.
I/O--Interest Only Security.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio
               Portfolio of Investments
               December 31, 1995

  MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)    (000)          DESCRIPTION          (NOTE 1)
-----------  ---------        -----------          --------
                         LONG-TERM
                           INVESTMENTS@--83.8%

                         CORPORATE BONDS--20.8%

                         AGRICULTURAL EQUIPMENT--0.7%
                         Varity Corp.,
Baa3          $   500      11.375%, 11/15/98...  $   521,590
                                                 -----------
                         AIRLINES--3.7%
                         AMR Corp.,
Baa3              100      10.375%, 3/15/21....      128,853
                         Delta AirLines, Inc.,
Baa2              479      9.32%, 1/2/09.......      560,727
Ba1               250      9.875%, 1/1/98......      266,670
Baa2            1,086      9.875%, 4/30/08.....    1,258,652
                         United Airlines, Inc.,
                         Debenture Series B
Baa3              500      11.21%, 5/1/14......      661,825
                                                 -----------
                                                   2,876,727
                                                 -----------
                         FINANCIAL SERVICES--4.8%
                         Banponce Financial
                           Corp.,
Baa1            1,000      7.73%, 8/15/97......    1,031,330
                         Chrysler Financial
                           Corp.,
A3                900      10.34%, 5/15/08.....      913,959
                         Ford Motor Credit Co.,
A1                500      6.25%, 2/26/98......      507,455
                         General Motors Acceptance Corp.,
A3              1,000      6.875%, 6/10/97.....    1,018,010
A3                250      8.125%, 1/13/97.....      256,410
                                                 -----------
                                                   3,727,164
                                                 -----------
                         MISCELLANEOUS--1.3%
                         PDV America, Inc.,
Baa3            1,050      7.25%, 8/1/98.......    1,018,637
                                                 -----------
                         PETROLEUM SERVICES--1.4%
                         Occidental Petroleum
                           Corp.,
Baa3            1,000      11.75%, 3/15/11.....    1,058,850
                                                 -----------
                         PUBLISHING--3.0%
                         Time Warner Inc.,
Ba1           $   300++    6.835%, 8/15/00.....  $   301,701
Ba1             1,000      7.45%, 2/1/98.......    1,027,850
Ba1               900      8.11%, 8/15/06......      958,266
                                                 -----------
                                                   2,287,817
                                                 -----------
                         TOBACCO--2.5%
                         RJR Nabisco, Inc.
Baa3            1,250      8.00%, 7/15/01......    1,288,197
Baa3              600      8.625%, 12/1/02.....      623,154
                                                 -----------
                                                   1,911,351
                                                 -----------
                         UTILITIES--3.4%
                         Cleveland Electric
                           Illuminating Co.,
Ba2             1,500      9.45%, 12/1/97......    1,555,140
                         CTC Mansfield Funding Corp.,
Ba3             1,000      11.125%, 9/30/16....    1,064,600
                                                 -----------
                                                   2,619,740
                                                 -----------
                         Total corporate bonds
                           (cost
                           $15,700,981)........   16,021,876
                                                 -----------
                         COLLATERALIZED MORTGAGE
                           OBLIGATIONS--10.7%
                         Champion Home Loan
                           Equity,
                         Series 1995, Class A2
Aaa             2,957++    6.624%, 2/25/28.....    3,015,702
                         Chase Mortgage Finance Corp.,
Aaa               336      7.50%, 11/25/23.....      335,933
                         CMO Countrywide,
Aaa               986      6.75%, 2/25/24......      972,686
Aa1               765++    7.66171%, 11/25/24..      784,262
                         Main Place Funding,
                           Series 95,
Aaa             2,000++    6.1075%, 10/25/00...    2,000,000
                         PaineWebber Mortgage
                         Acceptance Corp.,
Aaa               657      7.00%, 10/25/23.....      655,772
                         Salomon Capital Access
Aaa               137      Corp., 8.40%,
                           3/1/16..............      137,995

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

  MOODY'S     PRINCIPAL
   RATING      AMOUNT                                VALUE
(UNAUDITED)     (000)          DESCRIPTION         (NOTE 1)
-----------   ---------        -----------         --------
                         COLLATERALIZED MORTGAGE
                           OBLIGATIONS--(CONT'D)
                         Sears Mortgage
                           Securities Corp.,
Aa2           $   327++    8.7082%, 5/25/32....  $   330,187
                                                 -----------
                         Total collateralized
                           mortgage obligations
                           (cost $8,281,751)...    8,232,537
                                                 -----------
                         U.S. GOV'T AGENCY
                           MORTGAGE BACKED
                           SECURITIES--35.1%
                         Federal Home Loan
                           Mortgage Corp.,
                  160      6.00%, 4/1/24.......      154,869
                2,243      6.50%, 9/15/18, I/O.      268,123
                           6.50%, 12/15/21,
                3,502        I/O...............      509,112
                2,750      6.50%, 1/16/26......    2,719,915
                  177      9.25%, 1/1/10.......      187,888
                         Federal National
                           Mortgage Assn.,
                3,428++    6.383%, 11/1/27.....    3,471,120
                2,937++    6.383%, 12/1/30.....    2,986,529
                2,975++    6.955%, 8/1/25......    3,071,920
                   79      8.50%, 4/1/99.......       80,961
                   75      8.50%, 7/1/99.......       77,447
                         Government National
                           Mortgage Assn.,
                3,290++    5.50%, 8/20/25......    3,308,407
                  216++    6.50%, 1/20/24......      219,717
                2,550++    7.00%, 5/20/23......    2,612,814
                1,666++    7.00%, 1/20/24......    1,707,346
                1,059++    7.375%, 6/20/21.....    1,078,676
                1,596++    7.375%, 6/20/23.....    1,620,448
                         Resolution Trust
                           Corp.,
Aa2               934++    7.075%, 6/25/23.....      938,939
AAA*            1,000      8.35%, 6/25/29......    1,007,580
Aa2               642      8.625%, 7/25/30.....      656,138
Baa2              423      9.25%, 6/25/23......      439,832
                                                 -----------
                         Total U.S. Gov't
                           agency mortgage
                           backed securities
                           (cost $27,011,805)..   27,117,781
                                                 -----------
                         PRIVATE PLACEMENT--3.2%
                         Cemex S.A.,
Ba3           $ 2,560      8.875%, 6/10/98
                           (cost $2,539,976)...  $ 2,457,600
                                                 -----------
                         FOREIGN SECURITIES--
                           14.0%
                         German Government Bonds,
                           6.25%, 1/4/24
Aaa          DM16,700      (Germany)
                           (cost US$10,554,919).. 10,801,232
                                                 -----------
                         Total long-term
                           investments
                           (cost $64,089,432)...  64,631,026
                                                 -----------
                         SHORT-TERM
                           INVESTMENTS--17.9%

                         CORPORATE NOTES--3.9%
                         AMR Corp.,
Baa3          $   500      9.72%, 1/9/96.......      500,265
                         Delta Airlines, Inc.,
Ba1             1,000      8.25%, 5/15/96......    1,006,510
                         Salomon, Inc.,
Baa1            1,500      4.97%, 2/15/96......    1,497,555
                                                 -----------
                                                   3,004,330
                                                 -----------
                         Total corporate notes
                           (cost $3,000,174)...    3,004,330
                                                 -----------
                         COMMERCIAL PAPER--10.3%
                         Abbott Laboratories,
P1                300      5.60%, 1/23/96......      298,974
                         Du Pont (E. I.)
                           de Nemours & Co.
P1              1,800      5.74%, 1/19/96......    1,794,340
                         General Electric
                           Capital Corp.,
P1              1,400      5.69%, 1/24/96......    1,394,579
                         Hewlett Packard
                           Company,
P1                500      5.44%, 3/14/96......      493,916
P1                300      5.72%, 1/4/96.......      299,852

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               INTERMEDIATE-TERM BOND PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

 MOODY'S     PRINCIPAL
  RATING      AMOUNT                                 VALUE
(UNAUDITED)    (000)          DESCRIPTION          (NOTE 1)
-----------  ---------        -----------          --------
                         COMMERCIAL PAPER--(CONT'D)
                         General Electric
                         Capital Corp.,
    P1        $ 1,600      5.70%, 1/19/96......  $ 1,595,231
                         Warner Lambert Co.,
    P1            600      5.54%, 4/9/96.......      590,232
                         Wisconsin Electric
                           Power Company,
    P1          1,500      5.70%, 1/17/96......    1,496,021
                                                 -----------
                         Total commercial paper
                           (cost $7,965,559)...    7,963,145
                                                 -----------
                         U.S. TREASURY
                         OBLIGATIONS--0.3%
                         United States Treasury
                           bills
                  130+     5.305%, 2/22/96.....      129,027
                   30+     5.325%, 2/29/96.....       29,775
                   20+     5.325%, 3/7/96......       19,821
                   35+     5.38%, 2/8/96.......       34,795
                                                 -----------
                         Total U.S. Treasury
                           obligations
                           (cost $213,348).....      213,418
                                                 -----------

                         PRIVATE PLACEMENT--2.6%
                         Banco Latinoamericano
                           De Export,
    Baa2      $ 2,000++    6.6406%, 5/23/96
                           (cost $1,999,492)...  $ 1,998,746
                                                 -----------
                         REPURCHASE AGREEMENT--
                           0.8%
                         State Street Bank &
                           Trust Co.,
              661          2.25%, dated 12/29/95,
                           due 1/2/96 in the
                           amount of $661,165
                           (cost $661,000;
                           value of collateral
                           including accrued
                           interest-$683,233)..      661,000
                                                 -----------
                         Total short-term
                           investments
                           (cost $13,839,573)..   13,840,639
                                                 -----------
                         TOTAL INVESTMENTS--
                           101.7%
                           (cost $77,929,005)..   78,471,665
                         Liabilities in excess
                           of other
                           assets--(1.7%)......   (1,346,954)
                                                 -----------
                         NET ASSETS--100%......  $77,124,711
                                                 ===========

---------------
I/O--Interest Only Security.
 * Standard & Poor's Rating.
 + Pledged as initial margin on financial futures
   contracts.
++ Rate shown reflects current rate on variable rate
   instrument.
 @ Principal amount of securities rated A or better segregated as collateral for forward currency contracts.

The Fund's current Statement of Additional Information contains a description of Moody's ratings.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               Mortgage Backed Securities Portfolio
               Portfolio of Investments December 31, 1995

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
---------               -----------           --------
                LONG-TERM INVESTMENTS--98.1%
                COLLATERALIZED MORTGAGE
                  OBLIGATIONS--19.8%
                Federal Home Loan Mortgage
                  Corp.,
$      432        4.50%, 9/15/21 PAC.........$  374,082
       806        5.60%, 5/15/21.............   698,976
       100        5.95%, 6/15/19 PAC.........    98,875
     1,008        6.00%, 10/15/20 - 8/15/21     971,700
                    PAC......................
     2,300        6.50%, 2/15/23 PAC I/O.....   637,531
       500        6.50%, 8/15/06 PAC.........   505,465
    10,266        7.50%, 6/15/22 PAC I/O..... 1,552,657
       427        8.00%, 7/15/21 PAC.........   439,040
       142        10.00% 6/15/19 PAC.........   147,794
                Federal National Mortgage
                  Assn.,
     1,796        5.00%, 8/25/10............. 1,634,569
       230        6.00%, 10/25/21............   224,538
       875        6.50%, 7/25/20 PAC.........   865,428
     4,625        7.00%, 9/25/19 PAC I/O.....   708,244
     1,797        7.00%, 3/25/18............. 1,758,264
       300        8.00% 8/25/06 PAC..........   320,718
       290        8.50%, 6/25/21.............   302,688
       508        9.00%, 1/25/21 PAC.........   552,789
                First Boston Mortgage
                  Securities,
     1,674      Zero Coupon, 4/25/17 P/O...   1,332,130
     1,674      8.99%, 4/25/17 I/O.........     435,152
       885      10.97%, 5/25/17 I/O........     247,325
                                             ----------
                Total collateralized
                  mortgage obligations (cost
                  $12,795,481).............  13,807,965
                                             ----------
                U.S. GOVERNMENT
                  SECURITIES--4.4%
                United States Treasury
                  Bonds,
     2,000        12.00%, 8/15/13
                    (cost $2,950,038)........ 3,081,560
                                             ----------
                U.S. GOVERNMENT AGENCY MORTGAGE
                  PASS-THROUGH OBLIGATIONS--73.9%
                Federal Home Loan Mortgage
                  Corp.,
     7,086        6.50%, 1/1/98 - 2/1/25..... 7,009,096
     6,666        7.00%, 2/1/99 - 10/1/25.... 6,791,062
        48        7.25%, 7/1/06..............    48,887
       582        8.00%, 1/1/02 - 4/1/10.....   603,828

                Federal Home Loan Mortgage
                  Corp.,
$      198        8.25%, 12/1/05 - 5/1/08..$    204,878
       665        8.50%, 6/1/03 - 7/1/21...     696,663
       207        8.75%, 12/1/08...........     217,837
     1,561        9.00%, 1/1/02 - 3/1/11...   1,652,381
        70        10.00%, 1/1/04...........      72,901
       179        10.50%, 11/1/19..........     198,007
        85        11.50%, 3/1/16...........      95,477
        64        12.75%, 11/1/13..........      72,547
        29        13.25%, 5/1/13...........      33,258
        47        14.00%, 9/1/10 - 6/1/11..      55,423
                Federal National Mortgage
                  Assn.,
     1,024        7.00%, 12/1/00 - 6/1/25..   1,033,345
     2,224        7.56%, 10/1/24 ARM.......   2,267,338
        29        8.00%, 3/1/07 - 6/1/07...      30,562
       299        8.50%, 6/1/10............     315,420
       713        9.75%, 8/1/10 - 10/1/17..     758,033
       269        10.00%, 9/1/19...........     290,761
                Government National
                  Mortgage Assn.,
       554        6.50%, 7/15/08 - 11/15/10..   559,076
     4,049        7.00%, 7/15/08 - 10/15/25.. 4,131,041
     4,723        7.50%, 3/15/17 - 10/15/25.. 4,865,346
     4,789        8.00%, 3/15/17 - 11/15/25.. 5,013,851
     2,061        8.50%, 3/15/05 - 6/15/24... 2,180,728
     5,625        9.00%, 4/20/01 - 7/15/17... 6,010,902
     3,439        9.50%, 9/15/02 - 1/15/21... 3,711,035
        81        10.50%, 1/15/98 - 1/15/04..    85,240
     1,113        11.00%, 4/15/98 - 1/15/01.. 1,175,806
       310        11.50%, 6/15/98 - 4/15/00..   327,700
       434        12.00%, 9/15/98 - 1/15/13..   462,536
         1        13.00%, 2/15/11............     1,546
        36        13.25%, 7/15/14............    41,522
       127        13.50%, 6/15/10 - 11/15/12.   152,173
       190        14.00%, 6/15/11 - 4/15/12..   232,090
       101        16.00%, 12/15/11 -5/15/12..   118,923
                                             ----------
                Total U.S. Government        51,517,219
                  agency mortgage pass-through
                  obligations
                  (cost $50,615,373).......
                                             ----------
                Total long-term investments  68,406,744
                  (cost $66,360,892).......
                                             ----------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               MORTGAGE BACKED SECURITIES PORTFOLIO (CONT'D)
               Portfolio of Investments December 31, 1995

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
----------              -----------           --------
                SHORT-TERM INVESTMENTS--1.6%
                Swiss Bank Corp, Repurchase
$    1,098      Agreement, 5.85%, dated
                  12/29/95, due 1/2/96 in
                  the amount $1,098,714
                  (cost $1,098,000; value
                  of collateral including
                  accrued interest--
                  $1,130,605)..............  $1,098,000
                                             ----------
Contracts
  (000)
----------
                OUTSTANDING CALL OPTIONS
                  PURCHASED--0.1%
                United States Treasury Bond
                  Future,
        40        expiring 2/17/96 @ $112.00
                  (cost $67,280)...........     111,875
                                             ----------
                Total Investments Before
                  Outstanding Call Options
                  Written--99.8% (cost
                  $67,526,172; Note 4).....  69,616,619

                OUTSTANDING CALL OPTIONS
                  WRITTEN
                United States Treasury
                  Notes,
        40        expiring 2/17/96 @
                  $116.00 (premiums
                  received $14,595)........     (19,375)
                                             ----------
                TOTAL INVESTMENTS, NET OF
                  OUTSTANDING CALL OPTIONS
                  WRITTEN--99.8%...........  69,597,244
                Other assets in excess of
                  other liabilities--0.2%..     161,826
                                            -----------
                NET ASSETS--100%........... $69,759,070
                                            ===========

---------------
ARM--Adjustable Rate Mortgage.
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
D Non-income producing security.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               U.S. GOVERNMENT MONEY MARKET PORTFOLIO
               Portfolio of Investments December 31, 1995

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
 ---------              -----------           --------
                Federal Farm Credit Bank--18.4%
$    2,000        5.54%, 2/14/96...........  $  1,986,458
     1,500        5.38%, 3/12/96...........     1,484,084
                                             ------------
                                                3,470,542
                                             ------------
                Federal Home Loan Bank--5.3%
     1,000        5.53%, 2/14/96...........       993,241
                                             ------------
                Federal Home Loan Mortgage
                  Corporation--51.8%
       460        5.58%, 1/24/96...........       458,360
     1,290        5.58%, 2/8/96............     1,282,402
     1,000        5.54%, 2/15/96...........      993,075
     3,100        5.42%, 2/16/96...........     3,078,531
     2,500        5.47%, 3/6/96............     2,475,309
     1,500        5.47%, 3/11/96...........     1,484,046
                                             ------------
                                                9,771,723
                                             ------------
                FEDERAL NATIONAL MORTGAGE
                  Association--26.1%
        25        5.60%, 1/18/96...........        24,934
       500        5.55%, 2/13/96...........       496,685
       950        5.54%, 2/28/96...........       941,521
     2,000        5.52%, 3/8/96............     1,979,453
     1,500        5.48%, 3/12/96...........     1,483,788
                                             ------------
                                                4,926,381
                                             ------------
                REPURCHASE AGREEMENT--3.3%
                Swiss Bank Corp., 5.85%,
                  dated 12/29/95, due
                  1/2/96 in the amount of
                  $615,400, (cost $615,000;
                  value of collateral
                  including accrued inter-
$      615        est--$631,518)...........    $  615,000
                                               ----------
                Total Investments--104.9%
                  (amortized cost              19,776,887
                  $19,776,887*)............
                Liabilities in excess of
                  other assets--(4.9%).....      (922,331)
                                               ----------
                NET ASSETS--100%...........   $18,854,556
                                              ===========

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               STATEMENTS OF ASSETS AND LIABILITIES
               December 31, 1995

---------------------------------------------------------------------------------------------------------------
                                           LARGE CAPITALIZATION    LARGE CAPITALIZATION    SMALL CAPITALIZATION
                                             GROWTH PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value*                         $182,842,516            $187,708,318            $121,264,292
---------------------------------------------------------------------------------------------------------------
Cash                                                  1,567                  18,455                  21,730
---------------------------------------------------------------------------------------------------------------
Foreign currency, at value                               --                      --                      --
---------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                     715,718                 708,724                 491,311
---------------------------------------------------------------------------------------------------------------
Receivable for investments sold                     305,986                      --               1,708,330
---------------------------------------------------------------------------------------------------------------
Dividends and interest receivable                   160,281                 430,528                  44,139
---------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets                    9,930                  14,086                   9,243
---------------------------------------------------------------------------------------------------------------
Due from broker - variation margin                       --                      --                      --
---------------------------------------------------------------------------------------------------------------
Forward currency contracts-net amount
  receivable from counterparties                         --                      --                      --
---------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                              184,035,998             188,880,111             123,539,045

LIABILITIES
---------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements (Note 5)                   --                      --                      --
---------------------------------------------------------------------------------------------------------------
Payable for investments purchased                 3,030,867                  11,455                 914,992
---------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired                  760,093               1,114,728                 977,062
---------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities               68,484                  49,343                  46,578
---------------------------------------------------------------------------------------------------------------
Dividends payable                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
Outstanding options written (premiums
  received $14,595)                                      --                      --                      --
---------------------------------------------------------------------------------------------------------------
Withholding taxes payable                             1,548                   8,050                   1,205
---------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                               5,464                   5,464                   5,464
---------------------------------------------------------------------------------------------------------------
Due to Manager                                       92,302                  94,868                  61,022
---------------------------------------------------------------------------------------------------------------
Forward currency contracts-net amount
  payable to counterparties                              --                      --                      --
---------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                           3,958,758               1,283,908               2,006,323

NET ASSETS                                     $180,077,240            $187,596,203            $121,532,722
---------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest, at par        $     14,843            $     14,924            $      8,586
---------------------------------------------------------------------------------------------------------------
  Paid-in capital in excess of par              144,132,476             150,351,569              98,510,912
---------------------------------------------------------------------------------------------------------------
                                                144,147,319             150,366,493              98,519,498
---------------------------------------------------------------------------------------------------------------
  Under (over) distribution of net
    investment income (loss)                        453,260               2,023,032                 103,545
---------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
    (losses)                                     15,885,732               1,740,955               1,821,234
---------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation                    19,590,929              33,465,723              21,088,445
---------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 1995                $180,077,240            $187,596,203            $121,532,722
---------------------------------------------------------------------------------------------------------------
Shares of beneficial interest issued
  and outstanding                                14,842,911              14,923,940               8,586,273
---------------------------------------------------------------------------------------------------------------
  Net asset value per share                          $12.13                  $12.57                  $14.15
---------------------------------------------------------------------------------------------------------------
  *Identified cost.                            $163,251,587            $154,242,595            $100,175,847

--------------------------------------------------------------
                                          SMALL CAPITALIZATION
                                            VALUE PORTFOLIO
--------------------------------------------------------------
ASSETS
--------------------------------------------------------------
Investments, at value*                        $ 97,695,009
--------------------------------------------------------------
Cash                                                45,471
--------------------------------------------------------------
Foreign currency, at value                              --
--------------------------------------------------------------
Receivable for Fund shares sold                    425,882
--------------------------------------------------------------
Receivable for investments sold                    938,264
--------------------------------------------------------------
Dividends and interest receivable                  135,612
--------------------------------------------------------------
Deferred expenses and other assets                   9,004
--------------------------------------------------------------
Due from broker - variation margin                      --
--------------------------------------------------------------
Forward currency contracts-net amount
  receivable from counterparties                        --
--------------------------------------------------------------
      TOTAL ASSETS                              99,249,242

LIABILITIES
--------------------------------------------------------------
Reverse repurchase agreements (Note 5)                  --
--------------------------------------------------------------
Payable for investments purchased                  914,572
--------------------------------------------------------------
Payable for Fund shares reacquired                 610,231
--------------------------------------------------------------
Accrued expenses and other liabilities              73,841
--------------------------------------------------------------
Dividends payable                                       --
--------------------------------------------------------------
Outstanding options written (premiums
  received $14,595)                                     --
--------------------------------------------------------------
Withholding taxes payable                            1,491
--------------------------------------------------------------
Deferred trustees' fees                              5,464
--------------------------------------------------------------
Due to Manager                                      49,164
--------------------------------------------------------------
Forward currency contracts-net amount
  payable to counterparties                             --
--------------------------------------------------------------
      TOTAL LIABILITIES                          1,654,763

NET ASSETS                                    $ 97,594,479
--------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest, at par       $      7,470
--------------------------------------------------------------
  Paid-in capital in excess of par              91,433,903
--------------------------------------------------------------
                                                91,441,373
--------------------------------------------------------------
  Under (over) distribution of net
  investment income (loss)                          23,851
--------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                      (3,589,371)
--------------------------------------------------------------
  Net unrealized appreciation                    9,718,626
--------------------------------------------------------------
  Net assets, December 31, 1995               $ 97,594,479
--------------------------------------------------------------
Shares of beneficial interest issued
  and outstanding                                7,469,911
--------------------------------------------------------------
  Net asset value per share                         $13.07
--------------------------------------------------------------
  *Identified cost.                           $ 87,976,383

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

  INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED      U.S. GOVERNMENT MONEY
 EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO     MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
   $192,099,342        $ 33,626,436       $ 49,318,791       $    78,471,665         $   69,616,619          $19,776,887
--------------------------------------------------------------------------------------------------------------------------------
         17,388                 100                355                   461                    730                  390
--------------------------------------------------------------------------------------------------------------------------------
      1,526,626             622,864                 --                    --                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
      1,017,221             217,082            200,571               588,244                247,564              196,600
--------------------------------------------------------------------------------------------------------------------------------
        221,826             550,401          2,041,329                14,701                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
        413,417             650,666            833,463             1,408,933                653,367                  300
--------------------------------------------------------------------------------------------------------------------------------
         13,775              36,121             12,096                12,467                 12,418               11,888
--------------------------------------------------------------------------------------------------------------------------------
             --                  --             39,375                48,657                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
             --              27,028                 --                    --                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
    195,309,595          35,730,698         52,445,980            80,545,128             70,530,698           19,986,065
--------------------------------------------------------------------------------------------------------------------------------
             --                  --          1,473,000                    --                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
      2,303,345             534,148          5,482,734             2,706,602                138,433                   --
--------------------------------------------------------------------------------------------------------------------------------
      1,152,491             118,268            229,339               510,378                377,259            1,083,030
--------------------------------------------------------------------------------------------------------------------------------
        131,184              35,575             63,042                69,161                 88,076               30,114
--------------------------------------------------------------------------------------------------------------------------------
             --              17,298             21,684                35,741                124,078                7,932
--------------------------------------------------------------------------------------------------------------------------------
             --                  --                 --                    --                 19,375                   --
--------------------------------------------------------------------------------------------------------------------------------
          6,471              14,042                 --                    --                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
          5,464               3,776              5,464                 5,464                  5,464                5,464
--------------------------------------------------------------------------------------------------------------------------------
        113,074               5,013             15,899                27,942                 18,943                4,969
--------------------------------------------------------------------------------------------------------------------------------
             --             342,638             37,088                65,129                     --                   --
--------------------------------------------------------------------------------------------------------------------------------
      3,712,029           1,070,758          7,328,250             3,420,417                771,628            1,131,509
   $191,597,566        $ 34,659,940       $ 45,117,730       $    77,124,711         $   69,759,070          $18,854,556
--------------------------------------------------------------------------------------------------------------------------------
   $     14,050        $      3,401       $      4,249       $         7,339         $        6,767          $    18,855
--------------------------------------------------------------------------------------------------------------------------------
    169,625,540          34,207,067         43,619,433            75,516,757             69,399,004           18,835,701
--------------------------------------------------------------------------------------------------------------------------------
    169,639,590          34,210,468         43,623,682            75,524,096             69,405,771           18,854,556
        991,203            (103,798)           265,669               270,696               (124,078)                  --
--------------------------------------------------------------------------------------------------------------------------------
      1,389,337              79,160            587,729               704,694             (1,608,290)                  --
--------------------------------------------------------------------------------------------------------------------------------
     19,577,436             474,110            640,650               625,225              2,085,667                   --
--------------------------------------------------------------------------------------------------------------------------------
   $191,597,566        $ 34,659,940       $ 45,117,730       $    77,124,711         $   69,759,070          $18,854,556
--------------------------------------------------------------------------------------------------------------------------------
     14,049,880           3,401,401          4,249,004             7,339,006              6,767,472           18,854,556
--------------------------------------------------------------------------------------------------------------------------------
         $13.64              $10.19             $10.62                $10.51                 $10.31                $1.00
   $172,543,389        $ 32,840,832       $ 48,782,555       $    77,929,005         $   67,526,172          $19,776,887
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               STATEMENTS OF OPERATIONS
               Year Ended December 31, 1995

                                           LARGE CAPITALIZATION    LARGE CAPITALIZATION    SMALL CAPITALIZATION
                                             GROWTH PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Income
  Interest                                     $    932,545            $    410,905            $    348,030
---------------------------------------------------------------------------------------------------------------
  Dividends                                       1,794,834               5,345,902                 708,711
---------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                   (22,037)                (36,346)                 (4,878)
---------------------------------------------------------------------------------------------------------------
      Total income                                2,705,342               5,720,461               1,051,863
---------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                    977,893                 978,742                 645,895
---------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                      99,000                  64,000                  98,000
---------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses                 85,200                  85,200                  84,900
---------------------------------------------------------------------------------------------------------------
  Registration fees                                  44,000                  50,800                  34,000
---------------------------------------------------------------------------------------------------------------
  Reports to shareholders                            23,000                  23,500                  18,000
---------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                            15,200                  15,200                  15,200
---------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                             6,000                   6,000                   6,000
---------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                         4,250                   4,250                   4,250
---------------------------------------------------------------------------------------------------------------
  Amortization of organization expenses               5,771                   5,771                   5,771
---------------------------------------------------------------------------------------------------------------
  Insurance                                           4,406                   4,397                   2,935
---------------------------------------------------------------------------------------------------------------
  Miscellaneous                                       2,418                   4,475                   5,268
---------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                              1,267,138               1,242,335                 920,219
---------------------------------------------------------------------------------------------------------------
  Less: expense subsidy (Note 2)                         --                      --                      --
---------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                 1,267,138               1,242,335                 920,219
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             1,438,204               4,478,126                 131,644
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                        19,526,858               6,875,810              15,587,518
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                          --                     512                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)                   19,526,858               6,876,322              15,587,518
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                    15,296,515              33,534,250               7,737,858
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currencies                                     --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION                        15,296,515              33,534,250               7,737,858
---------------------------------------------------------------------------------------------------------------
Net gain                                         34,823,373              40,410,572              23,325,376
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS               $ 36,261,577            $ 44,888,698            $ 23,457,020
---------------------------------------------------------------------------------------------------------------

                                          SMALL CAPITALIZATION
                                            VALUE PORTFOLIO
NET INVESTMENT INCOME
--------------------------------------------------------------
Income
  Interest                                    $    412,919
--------------------------------------------------------------
  Dividends                                      1,488,770
--------------------------------------------------------------
  Less: Foreign withholding taxes                  (13,946)
--------------------------------------------------------------
      TOTAL INCOME                               1,887,743
--------------------------------------------------------------
Expenses
  Management fee                                   528,512
--------------------------------------------------------------
  Custodian's fees and expenses                    120,000
--------------------------------------------------------------
  Transfer agent's fees and expenses                81,200
--------------------------------------------------------------
  Registration fees                                 37,000
--------------------------------------------------------------
  Reports to shareholders                           74,000
--------------------------------------------------------------
  Audit fees and expenses                           15,200
--------------------------------------------------------------
  Legal fees and expenses                            6,000
--------------------------------------------------------------
  Trustees' fees and expenses                        4,250
--------------------------------------------------------------
  Amortization of organization expenses              5,771
--------------------------------------------------------------
  Insurance                                          2,542
--------------------------------------------------------------
  Miscellaneous                                      5,863
--------------------------------------------------------------
      Total expenses                               880,338
--------------------------------------------------------------
  Less: expense subsidy (Note 2)                        --
--------------------------------------------------------------
     NET EXPENSES                                  880,338
--------------------------------------------------------------
NET INVESTMENT INCOME                            1,007,405
--------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
--------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                       (1,278,985)
--------------------------------------------------------------
  Financial futures contracts                           --
--------------------------------------------------------------
  Foreign currency transactions                      2,600
--------------------------------------------------------------
  Options written                                       --
--------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)                  (1,276,385)
--------------------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                   15,684,311
--------------------------------------------------------------
  Financial futures contracts                           --
--------------------------------------------------------------
  Foreign currencies                                    --
--------------------------------------------------------------
  Options written                                       --
--------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION                       15,684,311
--------------------------------------------------------------
NET GAIN                                        14,407,926
--------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS              $ 15,415,331
--------------------------------------------------------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

           INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED
          EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO
          $        453,103     $    1,944,491     $    2,619,577      $     4,718,976         $    4,977,578
                 4,469,825                 --                 --                   --                     --
                  (623,587)            (8,427)                --                   --                     --
                 4,299,341          1,936,064          2,619,577            4,718,976              4,977,578
                 1,283,896            147,549            166,602              308,827                293,172
                   378,000            111,000            112,000              112,000                192,000
                    87,300             23,200             33,400               36,200                 48,000
                    43,700             14,000             31,000               40,000                 29,500
                    28,000              8,000             10,000               10,000                  6,000
                    25,200             15,200             15,200               15,200                 15,200
                    10,000              4,000              4,000                4,000                  4,000
                     4,250              4,250              4,250                4,250                  4,250
                     5,771             10,196              5,771                5,771                  5,771
                     5,523                500              1,000                2,000                  1,500
                     3,658              2,105              2,669                1,738                  2,489
                 1,875,298            340,000            385,892              539,986                601,882
                        --            (44,839)           (68,615)                  --                (47,957)
                 1,875,298            295,161            317,277              539,986                553,925
                 2,424,043          1,640,903          2,302,300            4,178,990              4,423,653
                 6,577,180          1,847,152            245,115              683,032              2,221,947
                        --                 --          2,377,068            2,717,747               (207,971)
                  (820,929)          (632,282)            57,279              109,488                     --
                        --             32,083             10,701                   --                118,660
                 5,756,251          1,246,953          2,690,163            3,510,267              2,132,636
                17,874,417            913,970          1,487,923            2,871,208              3,289,532
                        --                 --            124,562              161,875                     --
                   112,161           (251,704)           (37,088)             (65,129)                    --
                        --             (7,744)                --                   --                 (4,780)
                17,986,578            654,522          1,575,397            2,967,954              3,284,752
                23,742,829          1,901,475          4,265,560            6,478,221              5,417,388
                26,166,872
          $                    $    3,542,378     $    6,567,860      $    10,657,211         $    9,841,041


U.S. GOVERNMENT MONEY
MARKET PORTFOLIO
$ 1,195,600
         --
         --
  1,195,600
     50,432
     53,500
      7,200
     19,500
      7,500
      6,200
      4,000
      4,250
      5,771
         --
      2,510
    160,863
     (9,401)
    151,462
  1,044,138
        548
         --
         --
         --
        548
         --
         --
         --
         --
         --
        548
$ 1,044,686

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net Assets

                                                                                                              SMALL
                                                                                                          CAPITALIZATION
                                           LARGE CAPITALIZATION              LARGE CAPITALIZATION             GROWTH
                                             GROWTH PORTFOLIO                   VALUE PORTFOLIO             PORTFOLIO
                                      -------------------------------   -------------------------------   --------------
                                                Year Ended                        Year Ended                Year Ended
                                               December 31,                      December 31,              December 31,
                                      -------------------------------   -------------------------------   --------------
                                           1995             1994             1995             1994             1995
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment income                $  1,438,204     $  1,398,745     $  4,478,126     $  3,421,545     $    131,644
------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investment and foreign currency
   transactions                          19,526,858       (3,326,414)       6,876,322          825,201       15,587,518
------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation/
   depreciation of investments           15,296,515        1,313,545       33,534,250       (1,289,846)       7,737,858
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets
   resulting from operations             36,261,577         (614,124)      44,888,698        2,956,900       23,457,020
------------------------------------------------------------------------------------------------------------------------
Net equalization (debits)/credits            23,852          284,936          137,234          678,432            5,006
------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
  Dividends from net investment
    income                               (1,438,204)      (1,398,745)      (4,180,840)      (3,386,240)        (126,023)
------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net
   investment
   income                                  (172,473)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------
 Distributions from net
   realized gains                          (146,425)         (49,742)      (5,166,575)        (827,768)      (2,310,413)
------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net
   realized gains                                --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Fund share transactions(b)
  Net proceeds from shares sold          56,432,734       85,142,573       54,585,252       82,921,166       43,301,027
------------------------------------------------------------------------------------------------------------------------
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions            1,723,164        1,424,557        9,096,375        4,133,634        2,409,004
------------------------------------------------------------------------------------------------------------------------
 Cost of shares reacquired              (54,679,344)     (40,805,667)     (53,982,606)     (40,331,871)     (41,665,163)
------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net
   assets from Fund share
   transactions                           3,476,554       45,761,463        9,699,021       46,722,929        4,044,868
------------------------------------------------------------------------------------------------------------------------
      Total increase/(decrease)          38,004,881       43,983,788       45,377,538       46,144,253       25,070,458
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period                     142,072,359       98,088,571      142,218,665       96,074,412       96,462,264
------------------------------------------------------------------------------------------------------------------------
End of period                          $180,077,240     $142,072,359     $187,596,203     $142,218,665     $121,532,722
------------------------------------------------------------------------------------------------------------------------

                                         SMALL
                                     CAPITALIZATION
                                         GROWTH              SMALL CAPITALIZATION
                                       PORTFOLIO               VALUE PORTFOLIO
                                     --------------    -------------------------------
                                       Year Ended                Year Ended
                                      December 31,              December 31,
                                     -------------     -------------------------------
                                           1994             1995             1994
INCREASE (DECREASE)
IN NET ASSETS

Operations
  Net investment income                $     87,234     $  1,007,405     $    738,596
--------------------------------------------------------------------------------------

 Net realized gain (loss) on
   investment and foreign currency
   transactions                          (9,861,033)      (1,276,385)      (2,260,005)
--------------------------------------------------------------------------------------

 Net change in unrealized
   appreciation/
   depreciation of investments            7,066,817       15,684,311       (8,631,799)
--------------------------------------------------------------------------------------

 Net increase (decrease) in net
   assets
   resulting from operations             (2,706,982)      15,415,331      (10,153,208)
--------------------------------------------------------------------------------------

Net equalization (debits)/credits            34,440           (6,129)          31,111
--------------------------------------------------------------------------------------

Dividends and Distributions
  Dividends from net investment
    income                                  (83,251)      (1,001,120)              --
--------------------------------------------------------------------------------------

 Distributions in excess of net
   investment
   income                                        --               --               --
--------------------------------------------------------------------------------------

 Distributions from net
   realized gains                                --               --       (1,995,416)
--------------------------------------------------------------------------------------

 Distributions in excess of net
   realized gains                                --               --               --
--------------------------------------------------------------------------------------

Fund share transactions(b)
  Net proceeds from shares sold          63,789,055       33,516,882       58,638,475
--------------------------------------------------------------------------------------

 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions               82,459          976,655        1,959,413
--------------------------------------------------------------------------------------

 Cost of shares reacquired              (28,570,277)     (35,469,754)     (28,747,891)
--------------------------------------------------------------------------------------

 Net increase/(decrease) in net
   assets from Fund share
   transactions                          35,301,237         (976,217)      31,849,997
--------------------------------------------------------------------------------------

      Total increase/(decrease)          32,545,444       13,431,865       19,732,484
NET ASSETS
--------------------------------------------------------------------------------------

Beginning of period                      63,916,820       84,162,614       64,430,130
--------------------------------------------------------------------------------------

End of period                          $ 96,462,264     $ 97,594,479     $ 84,162,614
--------------------------------------------------------------------------------------


(a) Commencement of investment operations.
(b) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.

--------------------------------------------------------------------------------
                          See Notes to Financial Statements

              INTERNATIONAL                 INTERNATIONAL
                 EQUITY                          BOND                     TOTAL RETURN               INTERMEDIATE-TERM
                PORTFOLIO                     PORTFOLIO                  BOND PORTFOLIO               BOND PORTFOLIO
       ---------------------------   ----------------------------   -------------------------   ---------------------------
                                                       May 17,
               Year Ended                              1994(a)             Year Ended                   Year Ended
              December 31,            Year Ended       Through            December 31,                 December 31,
       ---------------------------   December 31,   December 31,    -------------------------   --------------------------
           1995           1994           1995           1994           1995          1994           1995           1994
       $  2,424,043   $    844,536   $  1,640,903    $   466,822    $ 2,302,300   $ 1,526,429   $  4,178,990   $ 3,520,673
--------------------------------------------------------------------------------------------------------------------------
          5,756,251     11,963,921      1,246,953       (208,113)     2,690,163    (1,678,647)     3,510,267    (2,575,982)
--------------------------------------------------------------------------------------------------------------------------
         17,986,578    (15,991,699)       654,522       (180,412)     1,575,397      (987,969)     2,967,954    (2,573,121)
--------------------------------------------------------------------------------------------------------------------------
         26,166,872     (3,183,242)     3,542,378         78,297      6,567,860    (1,140,187)    10,657,211    (1,628,430)
--------------------------------------------------------------------------------------------------------------------------
           (305,576)       572,620             --             --             --            --             --            --
--------------------------------------------------------------------------------------------------------------------------
         (1,548,526)      (130,893)    (1,640,903)      (466,822)    (2,138,946)   (1,429,962)    (4,081,709)   (3,324,163)
--------------------------------------------------------------------------------------------------------------------------
                 --        (13,724)       (21,207)      (406,000)            --            --             --       (18,798)
--------------------------------------------------------------------------------------------------------------------------
           (493,586)   (17,019,578)      (642,900)            --       (335,308)           --       (188,877)           --
--------------------------------------------------------------------------------------------------------------------------
                 --        (45,216)            --             --             --            --             --            --
--------------------------------------------------------------------------------------------------------------------------
        140,908,056    133,399,208     20,469,941     24,525,854     23,640,083    25,309,731     29,966,150    49,642,553
--------------------------------------------------------------------------------------------------------------------------
          1,993,113     17,108,354      2,145,942        840,517      2,334,835     1,313,753      4,022,268     3,132,792
--------------------------------------------------------------------------------------------------------------------------
       (163,147,872)   (69,783,053)   (10,640,585)    (3,124,572)   (16,141,734)  (18,779,619)   (26,174,351)  (45,530,874)
--------------------------------------------------------------------------------------------------------------------------
        (20,246,703)    80,724,509     11,975,298     22,241,799      9,833,184     7,843,865      7,814,067     7,244,471
--------------------------------------------------------------------------------------------------------------------------
          3,572,481     60,904,476     13,212,666     21,447,274     13,926,790     5,273,716     14,200,692     2,273,080



--------------------------------------------------------------------------------------------------------------------------
        188,025,085    127,120,609     21,447,274             --     31,190,940    25,917,224     62,924,019    60,650,939
--------------------------------------------------------------------------------------------------------------------------
       $191,597,566   $188,025,085   $ 34,659,940    $21,447,274    $45,117,730   $31,190,940   $ 77,124,711   $62,924,019
==========================================================================================================================
                                           U.S. GOVERNMENT
              MORTGAGE BACKED                    MONEY
            SECURITIES PORTFOLIO            MARKET PORTFOLIO
       ---------------------------   ---------------------------
                Year Ended                    Year Ended
               December 31,                  December 31,
       ---------------------------   -----------------------------
           1995           1994           1995           1994
       $  4,423,653   $ 4,102,931    $  1,044,138   $   606,938
--------------------------------------------------------------------------
          2,132,636    (3,740,926)            548          (232)
--------------------------------------------------------------------------
          3,284,752      (832,326)             --            --
--------------------------------------------------------------------------
          9,841,041      (470,321)      1,044,686       606,706
--------------------------------------------------------------------------
                 --            --              --            --
--------------------------------------------------------------------------
         (4,423,653)   (4,102,931)     (1,044,686)     (606,706)
--------------------------------------------------------------------------
           (196,430)      (76,542)             --            --
--------------------------------------------------------------------------
                 --            --              --            --
--------------------------------------------------------------------------
                 --            --              --            --
--------------------------------------------------------------------------
         19,667,652    43,981,833     139,918,716    66,208,427
--------------------------------------------------------------------------
          3,702,170     3,405,322         945,815       549,041
--------------------------------------------------------------------------
        (20,802,368)  (40,866,698)   (143,448,009)  (48,316,420)
--------------------------------------------------------------------------
          2,567,454     6,520,457      (2,583,478)   18,441,048
--------------------------------------------------------------------------
          7,788,412     1,870,663      (2,583,478)   18,441,048



--------------------------------------------------------------------------
         61,970,658    60,099,995      21,438,034     2,996,986
--------------------------------------------------------------------------
       $ 69,759,070   $61,970,658    $ 18,854,556   $21,438,034
==========================================================================

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               FINANCIAL HIGHLIGHTS

                                                                           LARGE CAPITALIZATION
                                                                           GROWTH PORTFOLIO(e)
                                                         --------------------------------------------------------
                                                                                                      January 5,
                                                                     Year Ended                        1993(a)
                                                                    December 31,                       Through
                                                         ----------------------------------          December 31,
                                                             1995                  1994                  1993
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.74                 $9.91                $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                                    .10                   .10                   .07(c)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) on
 investment transactions                                       2.41                  (.16)                 (.12)
-----------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                             2.51                  (.06)                 (.05)
-----------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                                       (.10)                 (.10)                 (.04)
-----------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                             (.01)                 (.01)                   --
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                          (.01)                   --                    --
-----------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized
 gains                                                           --                    --                    --
-----------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                      (.12)                 (.11)                 (.04)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.13                 $9.74                 $9.91
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                              25.76%                  (.68)%                (.46)%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                            $180,077              $142,072               $98,089
-----------------------------------------------------------------------------------------------------------------
Average net assets (000)                                   $162,982              $129,687               $48,033
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                       .78%                  .81%                 1.05%(b)(c)
-----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                   .88%                 1.08%                  .84%(b)(c)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         154%                   24%                    4%
-----------------------------------------------------------------------------------------------------------------
Average commission rate per share                          $  .0578                   N/A                   N/A
-----------------------------------------------------------------------------------------------------------------


                                                                   LARGE CAPITALIZATION
                                                                    VALUE PORTFOLIO(e)
                                                  ------------------------------------------------------
                                                                                             January 5,
                                                                                               1993(a)
                                                             Year Ended                        Through
                                                            December 31,                      December
                                                  ---------------------------------              31,
                                                      1995                 1994                 1993
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.02                $10.11               $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                             .33                   .26                  .21(c)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) on
 investment transactions                                2.89                  (.04)                 .02
-----------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                      3.22                   .22                  .23
-----------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                                (.30)                 (.25)                (.11)
-----------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                        --                    --                   --
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                   (.37)                 (.06)                (.01)
-----------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized
 gains                                                    --                    --                   --
-----------------------------------------------------------------------------------------------------------------
      Total distributions                               (.67)                 (.31)                (.12)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.57                $10.02               $10.11
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                       32.08%                  2.18%                2.29%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                     $187,596              $142,219              $96,074
-----------------------------------------------------------------------------------------------------------------
Average net assets (000)                            $163,124              $128,865              $46,623
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                                .76%                  .81%                1.05%(b)(c)
-----------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                           2.83%                 2.66%                2.12%(b)(c)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   59%                    6%                   3%
-----------------------------------------------------------------------------------------------------------------
Average commission rate per share                   $  .0514                   N/A                  N/A
-----------------------------------------------------------------------------------------------------------------

 (a)  Commencement of investment operations.
 (b)  Annualized.
 (c)  Net of expense subsidies.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full period are not annualized.
 (e)  Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

             SMALL CAPITALIZATION                               SMALL CAPITALIZATION
                    GROWTH                                             VALUE                                  INTERNATIONAL
                 PORTFOLIO(e)                                       PORTFOLIO(e)                           EQUITY PORTFOLIO(e)
----------------------------------------------     ----------------------------------------------     -----------------------------
                                   January 5,                                         January 5,
         Year Ended                 1993(a)                 Year Ended                 1993(a)                 Year Ended
        December 31,                Through                December 31,                Through                December 31,
-----------------------------     December 31,     -----------------------------     December 31,     -----------------------------
    1995             1994             1993             1995             1994             1993             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
    $11.59           $11.86            $10.00          $11.07           $12.72           $10.00           $11.95           $13.09
-----------------------------------------------------------------------------------------------------------------------------------
       .02              .01             .01(c)            .14              .11             (.01)(c)          .17              .06
-----------------------------------------------------------------------------------------------------------------------------------
      2.84             (.27)             1.86            2.00            (1.49)            3.19             1.67             (.01)
-----------------------------------------------------------------------------------------------------------------------------------
      2.86             (.26)             1.87            2.14            (1.38)            3.18             1.84              .05
-----------------------------------------------------------------------------------------------------------------------------------
      (.02)            (.01)             (.01)           (.14)              --               --             (.11)            (.01)
-----------------------------------------------------------------------------------------------------------------------------------
        --               --                --              --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
      (.28)              --                --              --             (.27)            (.46)            (.04)           (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
        --               --                --              --               --               --                              (.11)
-----------------------------------------------------------------------------------------------------------------------------------
      (.30)            (.01)             (.01)           (.14)            (.27)            (.46)            (.15)           (1.19)
-----------------------------------------------------------------------------------------------------------------------------------
    $14.15           $11.59            $11.86          $13.07           $11.07           $12.72           $13.64           $11.95
-----------------------------------------------------------------------------------------------------------------------------------



     24.62%           (2.19)%           18.66 %         19.21%          (11.03)%          31.86%           15.38%             .18%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
  $121,533          $96,462           $63,917         $97,594          $84,163          $64,430         $191,598         $188,025
-----------------------------------------------------------------------------------------------------------------------------------
  $107,649          $87,403           $29,313         $88,085          $83,891          $29,039         $183,414         $179,614
-----------------------------------------------------------------------------------------------------------------------------------
       .85%             .93%             1.05% (b)(c)    1.00%             .93%            1.05%(b)(c)       1.02%           1.07%
-----------------------------------------------------------------------------------------------------------------------------------
       .12%             .10%              .11% (b)(c)    1.14%             .88%            (.11)%(b)(c)      1.32%           .47%
-----------------------------------------------------------------------------------------------------------------------------------
       120%              97%               72 %           110%              97%             112%              76%             116%
-----------------------------------------------------------------------------------------------------------------------------------
  $  .0586              N/A               N/A        $  .0561              N/A              N/A         $  .0250              N/A
-----------------------------------------------------------------------------------------------------------------------------------

--------
 January 5,
  1993(a)
  Through
December 31,
   1993
-----------
$  10.00
--------
     .07
--------
    3.16
--------
    3.23
--------
    (.01)
--------
      --
--------
    (.05)
--------
    (.08)
--------
    (.14)
--------
$  13.09
--------


   32.38%
--------


--------
$127,121
--------
$ 49,769
--------
    1.40%(b)
--------
     .64%(b)
--------
      65%
--------
     N/A
--------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                INTERNATIONAL
                                                    BOND                                         TOTAL RETURN
                                                  PORTFOLIO                                     BOND PORTFOLIO
                                      ---------------------------------       --------------------------------------------------
                                                            May 17,                                                  January 5,
                                                            1994(a)                     Year Ended                    1993(a)
                                       Year Ended           Through                    December 31,                   Through
                                      December 31,        December 31,        -------------------------------       December 31,
                                          1995                1994                1995               1994               1993
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $9.57              $10.00               $9.48             $10.28              $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                        .57(c)              .27(c)              .62(c)             .47(c)              .44(c)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investment transactions         .82                (.19)               1.18               (.82)                .56
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                          1.39                 .08                1.80               (.35)               1.00
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                    (.57)               (.27)               (.58)              (.45)               (.44)
--------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                            --                (.24)                 --                 --                (.02)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gains                                      (.20)                 --                (.08)                --                (.19)
--------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 realized gains                               --                  --                  --                 --                (.07)
--------------------------------------------------------------------------------------------------------------------------------
      Total distributions                   (.77)               (.51)               (.66)              (.45)               (.72)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.19               $9.57              $10.62              $9.48              $10.28
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                            14.66%                .71%              19.63%             (3.54)%             10.18%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)          $34,660             $21,447             $45,118            $31,191             $25,917
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                 $29,510             $15,366             $37,023            $31,141             $12,594
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                   1.00%(c)            1.00%(b)(c)          .85%(c)            .85%(c)           .85%(b)(c)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                      5.56%(c)            4.84%(b)(c)         6.21%(c)           4.90%(c)          3.87%(b)(c)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      456%                361%                141%               121%              171%
--------------------------------------------------------------------------------------------------------------------------------


                                                      INTERMEDIATE-TERM
                                                        BOND PORTFOLIO
                                      --------------------------------------------------
                                                                             January 5,
                                                Year Ended                    1993(a)
                                               December 31,                   Through
                                      -------------------------------       December 31,
                                          1995               1994               1993
----------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
----------------------------------------------------------------------------------------

Net asset value, beginning of period       $9.56             $10.26             $10.00
----------------------------------------------------------------------------------------

Income from investment operations
Net investment income                        .63                .49                .46(c)
----------------------------------------------------------------------------------------

Net realized and unrealized gains
 (losses) on investment transactions         .94               (.71)               .46
----------------------------------------------------------------------------------------

      Total from investment
        operations                          1.57               (.22)               .92
----------------------------------------------------------------------------------------

Less distributions
Dividends from net investment
  income                                    (.60)              (.48)              (.45)
----------------------------------------------------------------------------------------

Distributions in excess of net
 investment income                            --                 --                 --
----------------------------------------------------------------------------------------

Distributions from net realized
 gains                                      (.02)                --               (.18)
----------------------------------------------------------------------------------------

Distributions in excess of net
 realized gains                               --                 --               (.03)
----------------------------------------------------------------------------------------

      Total distributions                   (.62)              (.48)              (.66)
----------------------------------------------------------------------------------------

Net asset value, end of period            $10.51              $9.56             $10.26
----------------------------------------------------------------------------------------

TOTAL RETURN(d)                            16.87%             (2.23)%             9.33%
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------

Net assets, end of period (000)          $77,125            $62,924            $60,651
----------------------------------------------------------------------------------------

Average net assets (000)                 $68,628            $69,602            $32,441
----------------------------------------------------------------------------------------

Ratios to average net assets
 Expenses                                    .79%               .80%               .85%(b)(c)
----------------------------------------------------------------------------------------

 Net investment income                      6.09%              5.06%              4.27%(b)(c)
----------------------------------------------------------------------------------------

Portfolio turnover rate                       93%                77%               129%
----------------------------------------------------------------------------------------

 (a)  Commencement of investment operations.
 (b)  Annualized.
 (c)  Net of expense subsidies.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.


--------------------------------------------------------------------------------
                      See Notes to Financial Statements

                                                                      U.S. GOVERNMENT
                MORTGAGE BACKED                                            MONEY
              SECURITIES PORTFOLIO                                    MARKET PORTFOLIO
------------------------------------------------     --------------------------------------------------
                                    January 5,                                             January 5,
         Year Ended                  1993(a)                   Year Ended                   1993(a)
        December 31,                 Through                  December 31,                  Through
-----------------------------      December 31,      -------------------------------      December 31,
    1995             1994              1993              1995              1994               1993
------------------------------------------------------------------------------------------------------
     $9.51           $10.18            $10.00             $1.00             $1.00             $1.00
------------------------------------------------------------------------------------------------------
       .68(c)           .61(c)            .57(c)            .051(c)           .037(c)           .025(c)
------------------------------------------------------------------------------------------------------
       .83             (.66)              .28                 --                --                --
------------------------------------------------------------------------------------------------------
      1.51             (.05)              .85               .051              .037              .025
------------------------------------------------------------------------------------------------------
      (.68)            (.61)             (.57)             (.051)            (.037)            (.025)
------------------------------------------------------------------------------------------------------
      (.03)            (.01)             (.02)                --                --                --
------------------------------------------------------------------------------------------------------
        --               --              (.08)                --                --                --
------------------------------------------------------------------------------------------------------
        --               --                --                 --                --                --
------------------------------------------------------------------------------------------------------
      (.71)            (.62)             (.67)             (.051)            (.037)            (.025)
------------------------------------------------------------------------------------------------------
    $10.31            $9.51            $10.18             $1.00             $1.00             $1.00
------------------------------------------------------------------------------------------------------


     16.18%            (.51)%            8.56%              5.25%             3.79%             2.56%
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
   $69,759          $61,971           $60,100            $18,855           $21,438            $2,997
------------------------------------------------------------------------------------------------------
   $65,149          $66,276           $29,710            $20,173           $15,048            $1,407
------------------------------------------------------------------------------------------------------
       .85%(c)          .85%(c)           .85%(b)(c)         .75%(c)           .50%(c)           .50%(b)(c)
------------------------------------------------------------------------------------------------------
      6.79%(c)         6.19%(c)          5.30%(b)(c)        5.18%(c)          4.03%(c)          2.51%(b)(c)
------------------------------------------------------------------------------------------------------
       154%             380%              134%                --                --                --
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements

 THE TARGET PORTFOLIO TRUST
 NOTES TO FINANCIAL STATEMENTS

      The Target Portfolio Trust (the "Fund") is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the "Portfolio" or "Portfolios"): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified as defined under the Investment Company Act of 1940 except for International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in equities that, in the investment adviser's opinion, have a growth of earnings potential greater than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in equities that, in the adviser's opinion, have above average price appreciation potential; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in equities of "emerging growth" companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in equities that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in equity securities of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities denominated primarily in foreign currencies; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income and capital appreciation each consistent with the protection of capital through investment primarily in mortgage related securities; U.S. Government Money Market Portfolio--high current income, maintenance of liquidity and preservation of principal through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

----------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATIONS: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than 60 days are valued at current market quotations.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which

--------------------------------------------------------------------------------
exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 P.M., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 P.M., New York time.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

      REVERSE REPURCHASE AGREEMENTS: Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. The Fund maintains segregated assets consisting of cash, U.S. Government securities or high grade debt securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

      FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      FORWARD CURRENCY CONTRACTS: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings

--------------------------------------------------------------------------------
or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

      OPTIONS: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      EQUALIZATION: The Portfolios (except for the U.S. Government Money Market Portfolio) follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Portfolio shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Portfolio shares.

      RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position, on the Small Capitalization Value Portfolio, International Equity Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and International Bond Portfolio, was to reclassify $2,600, ($978,444), $109,323, $193,129 and $245,549, respectively, of foreign currency gains (losses) to undistributed net investment income from accumulated net realized gains (losses). In addition, the Mortgage Backed Securities Portfolio reclassified $96,463 of overdistributed income to paid-in capital from overdistributed net investment income and the Small Capitalization Value Portfolio reclassified $736,006 of tax equalization to paid-in capital from underdistributed net investment income. Current year net investment income, net realized gains (losses) and net assets were not affected by this statement.

      DIVIDENDS AND DISTRIBUTIONS: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      TAXES: For federal income tax purposes, each portfolio in the Fund is treated as a separate taxpaying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

      DEFERRED ORGANIZATIONAL EXPENSES: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.

----------------------------------------------------------
NOTE 2. AGREEMENTS

      The Fund has a management agreement with Prudential Mutual Fund Management, Inc. ("PMF") pursuant to which PMF manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PMF supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PMF pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy


--------------------------------------------------------------------------------
and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      PMF has subadvisory agreements with the advisers noted below pursuant to which each adviser furnishes investment advisory services in connection with the management of the Portfolios. Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as the Manager deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other.


PORTFOLIO                            ADVISER
-----------------   ------------------------------------------
Large
  Capitalization
  Growth
  Portfolio......   Oak Associates (effective 11/22/95) and
                    Columbus Circle Investors
Large
  Capitalization
  Value
  Portfolio......   INVESCO MIM Inc. and
                    Hotchkis and Willey
Small
  Capitalization
  Growth
  Portfolio......   Nicholas-Applegate Capital Management and
                    Investment Advisors, Inc.
Small
  Capitalization
  Value
  Portfolio......   Wood, Struthers & Winthrop (effective
                    4/13/95) and
                    Lazard Freres Asset Management
International
  Equity
  Portfolio......   Lazard Freres Asset Management
International
  Bond
  Portfolio......   Fiduciary International, Inc.
Total Return Bond
  and Intermediate-
  Term Bond
  Portfolios.....   Pacific Investment Management Co.
Mortgage Backed
  Securities and
  U.S. Government
  Money Market
  Portfolios.....   Wellington Management Co.

      The management fee paid PMF is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PMF, in turn, pays each adviser a fee for its services.

                                TOTAL
PORTFOLIO                   MANAGEMENT FEE    ADVISER FEE
-------------------------   --------------    -----------
Large Capitalization
  Growth Portfolio.......        .60%             .30%
Large Capitalization
  Value Portfolio........        .60%             .30%
Small Capitalization
  Growth Portfolio.......        .60%             .30%
Small Capitalization
  Value Portfolio........        .60%             .30%
International Equity
  Portfolio..............        .70%             .40%
International Bond
  Portfolio..............        .50%             .30%
Total Return Bond
  Portfolio..............        .45%             .25%
Intermediate-Term Bond
  Portfolio..............        .45%             .25%
Mortgage Backed
  Securities Portfolio...        .45%             .25%
U.S. Government Money
  Market Portfolio.......        .25%            .125%

      PMF has agreed to subsidize a portion of the operating expenses of the Portfolios until December 31, 1995. The Portfolios are not required to reimburse PMF for such subsidies. For the year ended December 31, 1995, PMF subsidized the following amounts:

                                        ANNUALIZED
                                      PERCENTAGE OF       PER
PORTFOLIO                 AMOUNT    AVERAGE NET ASSETS   SHARE
------------------------- -------   ------------------   -----
International Bond
  Portfolio.............. $44,839           .15%          $.02
Total Return Bond
  Portfolio..............  68,615           .19%           .02
Mortgage Backed
  Securities
  Portfolio..............  47,957           .07%           .01
U.S. Government Money
  Market Portfolio.......   9,401           .05%           .001

      The Fund has entered into a distribution agreement with Prudential Securities Incorporated ("PSI") for distribution of the Fund's shares. PSI serves the Fund without compensation.
      PMF and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

----------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

      Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1995 as well as the fees due PMFS as of December 31, 1995.

                       AMOUNT INCURRED
                           FOR THE
                         YEAR ENDED         AMOUNT DUE
                        DECEMBER 31,           AS OF
PORTFOLIO                   1995         DECEMBER 31, 1995
---------------------  ---------------   -----------------
Large Capitalization
  Growth Portfolio...      $85,200            $ 7,200
Large Capitalization
  Value Portfolio....       85,200              7,200
Small Capitalization
  Growth Portfolio...       84,900              7,200
Small Capitalization
  Value Portfolio....       81,200              6,800
International Equity
  Portfolio..........       87,300              7,300
International Bond
  Portfolio..........       23,200              2,300
Total Return Bond
  Portfolio..........       33,400              2,900
Intermediate-Term
  Bond Portfolio.....       36,200              3,100
Mortgage Backed
  Securities
  Portfolio..........       48,000              4,000
U.S. Government Money
  Market Portfolio...        7,200                600

      For the year ended December 31, 1995, PSI earned approximately $28,400 and $20,100 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Portfolio and the Small Capitalization Growth Portfolio, respectively.

--------------------------------------------------------------------------------

----------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 1995 were as follows:


PORTFOLIO                       PURCHASES        SALES
-----------------------------  ------------   ------------
Large Capitalization Growth
  Portfolio..................  $234,649,834   $226,512,935
Large Capitalization Value
  Portfolio..................   102,117,865     92,702,420
Small Capitalization Growth
  Portfolio..................   125,776,450    123,980,415
Small Capitalization Value
  Portfolio..................   109,444,010     90,359,206
International Equity
  Portfolio..................   132,053,915    152,588,435
International Bond
  Portfolio..................   108,266,083     96,780,805
Total Return Bond
  Portfolio..................    56,627,532     39,767,557
Intermediate-Term Bond
  Portfolio..................    41,726,354     55,562,278
Mortgage Backed Securities
  Portfolio..................   108,442,584     99,428,393

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1995, were as follows:

                                      NET
                                  UNREALIZED          GROSS UNREALIZED
PORTFOLIO            BASIS       APPRECIATION    APPRECIATION   DEPRECIATION
----------------  ------------   -------------   ------------   ------------
Large
  Capitalization
  Growth
  Portfolio.....  $163,253,091    $19,589,425    $ 22,279,213   $ 2,689,788
Large
  Capitalization
  Value
  Portfolio.....   154,242,595     33,465,723      39,108,059     5,642,336
Small
  Capitalization
  Growth
  Portfolio.....   100,304,134     20,960,158      26,031,359     5,071,201
Small
  Capitalization
  Value
  Portfolio.....    87,984,547      9,710,462      12,970,539     3,260,077
International
  Equity
  Portfolio.....   172,627,730     19,471,612      25,877,996     6,406,384
International
  Bond
  Portfolio.....    32,840,832        785,604         886,875       101,271
Total Return
  Bond
  Portfolio.....    48,782,555        536,236         713,976       177,740
Intermediate-Term
  Bond
  Portfolio.....    77,929,005        542,660       1,023,792       481,132
Mortgage Backed
  Securities
  Portfolio.....    67,526,172      2,090,447       2,250,666       160,219

      For federal income tax purposes, the Small Capitalization Value and Mortgage Backed Securities portfolios had capital loss carryforwards as of December 31, 1995. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until future net gains have been realized in excess of such carryforwards. In addition, certain portfolios have either partially or fully utilized prior year capital losses and/or are electing to treat net currency losses incurred in the two month period ended December 31, 1995 as having been incurred in the following year.

                                                                NET LOSSES
                                               UTILIZATION OF     IN TWO
                                                 PRIOR YEAR    MONTHS ENDED
                    CAPITAL LOSS   EXPIRATION   CAPITAL LOSS   DECEMBER 31,
PORTFOLIO           CARRYFORWARD      YEAR      CARRYFORWARD       1995
------------------ --------------  ----------  --------------  ------------
Large
  Capitalization
  Growth
  Portfolio.......           --         --      $  3,494,700           --
Small
  Capitalization
  Growth
  Portfolio.......           --         --        10,623,600           --
Small
  Capitalization
  Value
  Portfolio.......   $1,755,000       2003                --     $ 87,500
                      1,738,800       2002                --           --
International
  Equity
  Portfolio.......           --         --                --       68,600
International Bond
  Portfolio.......           --         --           236,800      268,300
Total Return
  Bond
  Portfolio.......           --         --         1,635,000           --
Intermediate-Term
  Bond
  Portfolio.......           --         --         2,427,300           --
Mortgage Backed
  Securities
  Portfolio.......    1,539,900       2002         1,637,200           --
---------------------------------------------------------------------------

      At December 31, 1995, the Total Return and Intermediate-Term Bond Portfolios bought 148 and 230 financial futures contracts, respectively, on U.S. Treasury Notes expiring in March 1996. In addition, the Total Return Portfolio bought 16 financial futures contracts on U.S. Treasury Bonds expiring in March 1996.

The unrealized appreciation on such contracts as of December 31, 1995 were as follows:

                                         VALUE ON
                          VALUE AT     DECEMBER 31,    UNREALIZED
PORTFOLIO                DISPOSITION       1995       APPRECIATION
-----------------------  -----------   ------------   ------------
Total Return Bond
  Portfolio............  $18,379,125   $18,526,500      $147,375
Intermediate-Term Bond
  Portfolio............   25,360,938    25,519,063       158,125

--------------------------------------------------------------------------------

      At December 31, 1995, the International Bond Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         VALUE AT
FOREIGN CURRENCY      SETTLEMENT DATE      CURRENT       APPRECIATION
PURCHASE CONTRACTS        PAYABLE           VALUE       (DEPRECIATION)
-------------------   ---------------    -----------    --------------
British Pounds,
  expiring
  1/8/96...........     $ 2,767,997      $ 2,771,688      $    3,691
Canadian Dollars,
  expiring
  2/16/96..........         475,592          470,849          (4,743)
Danish Kroner,
  expiring
  2/16/96..........          85,045           85,101              56
Deutschemarks,
  expiring
  2/16/96..........       4,037,105        3,970,433         (66,672)
Italian Lira,
  expiring
  4/18/96..........       1,232,442        1,240,602           8,160
Japanese Yen,
  expiring
  1/8/96...........       4,660,137        4,525,603        (134,534)
Spanish Pesetas,
  expiring
  2/6/96...........         382,331          382,807             476
                        -----------      -----------      ----------
                        $13,640,649      $13,447,083      $ (193,566)
                        ===========      ===========      ==========
                         VALUE AT
FOREIGN CURRENCY      SETTLEMENT DATE      CURRENT       APPRECIATION
SALE CONTRACTS          RECEIVABLE          VALUE       (DEPRECIATION)
-------------------   ---------------    -----------    --------------
Australian Dollars,
  expiring
  1/16/96..........     $   374,673      $   376,539      $   (1,866)
Austrian Schilling,
  expiring
  5/15/96..........         404,573          397,403           7,170
Belgian Francs,
  expiring
  1/12/96..........         558,129          562,168          (4,039)
British Pounds,
  expiring
  1/8/96...........          29,966           29,503             463
Canadian Dollars,
  expiring
  2/16/96..........         288,490          285,353           3,137
Danish Kroner,
  expiring
  2/12/96..........         175,523          174,533             990
Deutschemarks,
  expiring
  2/16/96..........       1,655,934        1,653,049           2,885
French Francs,
  expiring
  1/12/96..........       2,823,977        2,873,058         (49,081)
Italian Lira,
  expiring
  4/18/96..........       1,121,082        1,127,744          (6,662)
Spanish Pesetas,
  expiring
  2/6/96...........       4,598,982        4,674,023         (75,041)
                        -----------      -----------      ----------
                        $12,031,329      $12,153,373      $ (122,044)
                        ===========      ===========      ==========

      At December 31, 1995, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                         VALUE AT
FOREIGN CURRENCY      SETTLEMENT DATE      CURRENT
SALE CONTRACTS          RECEIVABLE          VALUE        DEPRECIATION
-------------------   ---------------    -----------    --------------
Deutschemarks
  expiring
  12/9-12/16/96....     $ 6,543,418      $ 6,580,506      $  (37,088)

      At December 31, 1995, the Intermediate Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                         VALUE AT
FOREIGN CURRENCY      SETTLEMENT DATE      CURRENT
SALE CONTRACTS          RECEIVABLE          VALUE        DEPRECIATION
-------------------   ---------------    -----------    --------------
Deutschemarks
  expiring
  12/9-12/16/96....     $11,487,910      $11,553,039       $(65,129)

      Transactions in options written during the year ended December 31, 1995, were as follows:

                                         NUMBER OF
                                         CONTRACTS    PREMIUMS
INTERNATIONAL BOND PORTFOLIO               (000)      RECEIVED
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1994................................     84,366    $ 15,337
Options written.......................    134,123      63,474
Options terminated in closing purchase
  transactions........................   (129,658)    (38,829)
Options expired.......................    (88,831)    (39,982)
                                         --------    --------
Options outstanding at December 31,
  1995................................         --    $     --
                                         ========    ========


TOTAL RETURN BOND PORTFOLIO
--------------------------------------
Options outstanding at December 31,
  1994................................        --           --
Options written.......................        57     $ 34,588
Options exercised.....................       (37)     (23,887)
Options expired.......................       (20)     (10,701)
                                         -------     --------
Options outstanding at December 31,
  1995................................        --     $     --
                                         =======     ========
MORTGAGE BACKED SECURITIES PORTFOLIO
--------------------------------------
Options outstanding at December 31,
  1994................................        --           --
Options written.......................        85      $32,581
Options terminated in closing purchase
  transactions........................       (45)     (17,986)
                                         -------      -------
Options outstanding at December 31,
  1995................................        40     $ 14,595
                                         =======     ========

----------------------------------------------------------
NOTE 5. BORROWINGS UNDER REVERSE REPURCHASE AGREEMENTS

      The amount of borrowings outstanding for the Total Return Bond portfolio during the period was $1,473,000 at an interest rate of 5.70%. On December 31, 1995, securities valued at $1,521,983 were pledged as collateral for reverse repurchase agreements.

--------------------------------------------------------------------------------

-----------------------------------------------------------
NOTE 6. CAPITAL

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31, 1995, PMF owned 1,125 shares of each portfolio, except for the International Bond Portfolio, of which it owns 226,630 shares.

      Transactions in shares of beneficial interest during the year ended December 31, 1995 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT                            INCREASE/
                                                                OF DIVIDENDS                           (DECREASE)
                                               SHARES               AND               SHARES            IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS       REACQUIRED         OUTSTANDING
--------------------------------------      -------------       ------------       -------------       -----------
Large Capitalization Growth
  Portfolio...........................          5,088,274           140,781           (4,979,073)          249,982
Large Capitalization Value
  Portfolio...........................          4,775,800           734,989           (4,779,753)          731,036
Small Capitalization Growth
  Portfolio...........................          3,325,532           172,318           (3,236,827)          261,023
Small Capitalization Value
  Portfolio...........................          2,807,377            76,421           (3,018,792)         (134,994)
International Equity Portfolio........         11,209,899           150,197          (13,045,509)       (1,685,413)
International Bond Portfolio..........          1,976,236           208,497           (1,025,274)        1,159,459
Total Return Bond Portfolio...........          2,317,689           227,833           (1,588,241)          957,281
Intermediate-Term Bond Portfolio......          2,958,764           396,173           (2,600,802)          754,135
Mortgage Backed Securities Portfolio..          1,971,802           371,098           (2,094,123)          248,777

      Transactions in shares of beneficial interest during the period ended December 31, 1994 were as follows:

                                                                   SHARES
                                                                 ISSUED IN
                                                                REINVESTMENT
                                                                OF DIVIDENDS                         INCREASE
                                               SHARES               AND              SHARES          IN SHARES
PORTFOLIO                                       SOLD            DISTRIBUTIONS      REACQUIRED       OUTSTANDING
--------------------------------------      -------------       ------------       ----------       -----------
Large Capitalization Growth
  Portfolio...........................        8,762,398             151,227        (4,221,440)       4,962,185
Large Capitalization Value
  Portfolio...........................        8,338,262             423,050        (4,070,874)       4,690,438
Small Capitalization Growth
  Portfolio...........................        5,395,450               7,671        (2,468,500)       2,934,621
Small Capitalization Value
  Portfolio...........................        4,791,105             165,073        (2,418,215)       2,537,963
International Equity Portfolio........        9,846,776           1,400,029        (5,223,523)       6,023,282
International Bond Portfolio(a).......        2,471,795              86,716          (316,569)       2,241,942
Total Return Bond Portfolio...........        2,568,158             135,120        (1,933,860)         769,418
Intermediate-Term Bond Portfolio......        4,996,072             318,588        (4,639,643)         675,017
Mortgage Backed Securities Portfolio..        4,438,423             349,104        (4,172,917)         614,610
---------------
  (a) Investment operations commenced on May 17, 1994.

--------------------------------------------------------------------------------

THE TARGET PORTFOLIO TRUST
INDEPENDENT AUDITORS' REPORT

The Shareholders and Trustees of
The Target Portfolio Trust:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Target Portfolio Trust (consisting of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio) as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Target Portfolio Trust as of December 31, 1995, the results of their operations, the changes in their net assets, and their financial highlights for the periods presented in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 13, 1996

--------------------------------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

   (A) FINANCIAL STATEMENTS:

       (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

              Financial Highlights.

       (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

              Independent Auditors' Report.


              Portfolio of Investments at December 31, 1995.



              Statement of Assets and Liabilities at December 31, 1995.



          Statement of Operations for the year ended December 31, 1995.



          Statement of Changes in Net Assets for the year ended December 31, 1995 and 1994.


              Financial Highlights.

              Notes to Financial Statements.

   (B) EXHIBITS:

       1. (a) Certificate of Trust. Incorporated by reference to Exhibit No. 1(a) to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

          (b) Declaration of Trust. Incorporated by reference to Exhibit No. 1(b) to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

       2. By-Laws. Incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

       3. Not Applicable.

       4. Not Applicable.

       5. (a) Management Agreement, between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

          (a) (i) Amendment to Management Agreement, incorporated by reference to Exhibit 5(a)(i) to Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on April 1, 1994.


          (b) (i) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and INVESCO MIM Inc., incorporated by reference to Exhibit No. 5(b)(ii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



              (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Nicholas-Applegate Capital Management, Inc., incorporated by reference to Exhibit No. 5(b)(iii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



             (iii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Lazard Freres Asset Management for the International Equity Portfolio, incorporated by reference to Exhibit No. 5(b)(v) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



              (iv) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wellington Management Company, incorporated by reference to Exhibit No. 5(b)(vii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



              (v) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Fiduciary International, Inc., incorporated by reference to Exhibit 5(a)(viii) to Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on April 1, 1994.

              (vi) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Columbus Circle Investors, incorporated by reference to Exhibit No. 5(b)(ix) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



             (vii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Pacific Investment Management Company, incorporated by reference to Exhibit No. 5(b)(x) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



             (viii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Hotchkis and Wiley, incorporated by reference to Exhibit No. 5(b)(xi) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



              (ix) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Investment Advisers, Inc., incorporated by reference to Exhibit No. 5(b)(xii) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



              (x) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Lazard Freres Asset Management for the Small Capitalization Value Portfolio, incorporated by reference to Exhibit No. 5(b)(xiii) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



              (xi) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wood, Struthers & Winthrop Management Corp.*



              (xii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Oak Associates, Ltd.*


       6. Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 6 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

       7. Not Applicable.

       8. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

       9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

      10. Opinion of Shereff, Friedman, Hoffman & Goodman, incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A (File No. 33-50476) filed on November 4, 1992.

      11. Consent of Independent Auditors.*

      12. Not Applicable.

      13. Purchase Agreement, incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

      14. Not Applicable.

      15. Not Applicable.

      16. Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No. 16 to the Registration Statement on Form N-1A (File No. 33-50476) filed on November 4, 1992.

      17. Not Applicable.


      27. Financial Data Schedules.*

------------------
 *Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant.

     Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of February 2, 1995 the Trust had the following record holders of shares of beneficial interest outstanding and entitled to vote in each Portfolio, $.001 par value per share:



                                                                                           Number of
                                       Portfolio                                            Holders
----------------------------------------------------------------------------------------   ----------
Large Capitalization Growth Portfolio...................................................       15,314
Large Capitalization Value Portfolio....................................................       15,300
Small Capitalization Growth Portfolio...................................................       15,237
Small Capitalization Value Portfolio....................................................       14,445
International Equity Portfolio..........................................................       15,339
International Bond Portfolio............................................................        4,925
Intermediate-Term Bond Portfolio........................................................        5,996
Total Return Bond Portfolio.............................................................        6,596
Mortgage Backed Securities Portfolio....................................................        8,366
U.S. Government Money Market Portfolio..................................................        1,238


ITEM 27. INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the Investment Company Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (A) PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

     See "Management of the Trust--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).


     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS              POSITION WITH PMF                          PRINCIPAL OCCUPATIONS
--------------------------    ----------------------    --------------------------------------------------------

Brendan D. Boyle              Executive Vice            Executive Vice President, Director of Marketing and
                              President, Director of      Director, PMF; Senior Vice President, Prudential
                              Marketing and Director      Securities Incorporated (Prudential Securities);
                                                          Chairman and Director of Prudential Mutual Fund
                                                          Distributors, Inc. (PMFD)
Stephen P. Fisher             Senior Vice President     Senior Vice President, PMF; Senior Vice President,
                                                          Prudential Securities; Vice President, PMFD
Frank W. Giordano             Executive Vice            Executive Vice President, General Counsel, Secretary and
                              President, General          Director, PMF and PMFD; Senior Vice President,
                              Counsel, Secretary and      Prudential Securities; Director, Prudential Mutual
                              Director                    Fund Services, Inc. (PMFS)
Robert F. Gunia               Executive Vice            Executive Vice President, Chief Financial and
                              President, Chief            Administrative Officer,
                              Financial and               Treasurer and Director, PMF; Senior Vice President,
                              Administrative              Prudential Securities; Executive Vice President, Chief
                              Officer,                    Financial Officer, Treasurer and Director, PMFD;
                              Treasurer and Director      Director, PMFS
Theresa A. Hamacher           Director                  Director, PMF; Vice President, The Prudential Insurance
751 Broad Street                                          Company of America (Prudential); Vice President, The
Newark, NJ 07102                                          Prudential Investment Corporation (PIC); President,
                                                          Prudential Mutual Fund Investment Management (PMFIM)
Timothy J. O'Brien            Director                  President, Chief Executive Officer, Chief Operating
Raritan Plaza One                                         Officer and Director, PMFD; Chief Executive Officer
Edsion, NJ 08837                                          and Director, PMFS; Director, PMF
Richard A. Redeker            President, Chief          President, Chief Executive Officer and Director, PMF;
                              Executive Officer and       Director and Member of Operating Committee, Prudential
                              Director                    Securities; Director, PSG; Executive Vice President,
                                                          PIC; Director, PMFD; Director, PMFS
S. Jane Rose                  Senior Vice President,    Senior Vice President, Senior Counsel and Assistant
                              Senior Counsel and          Secretary, PMF; Senior Vice President and Senior
                              Assistant Secretary         Counsel, Prudential Securities



     (B) COLUMBUS CIRCLE INVESTORS (CCI)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Thomson Advisors L.P.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31227), as most recently amended, the text of which is incorporated herein by reference.

     (C) INVESCO CAPITAL MANAGEMENT, INC. (INVESCO)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to INVESCO's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949), as most recently amended, the text of which is incorporated herein by reference.


     (D) HOTCHKIS AND WILEY


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to the general partners of Hotchkis and Wiley is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15345), as most recently amended, the text of which is incorporated herein by reference.


     (E) NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NICHOLAS-APPLEGATE)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.


     Nicholas-Applegate Capital Management is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership,which is engaged only in the business of acting as such general partner of certain investment limited partnerships.



     Information as to Nicholas-Applegate's general partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21442), as most recently amended, the text of which is incorporated by reference.



     (F) INVESTMENT ADVISERS, INC. (IAI)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to IAI's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-3784), as most recently amended, the text of which is incorporated herein by reference.


     (G) LAZARD FRERES ASSET MANAGEMENT


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to the general partners of Lazard Freres Asset Management is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6568), as most recently amended, the text of which is incorporated herein by reference.


     (H) FIDUCIARY INTERNATIONAL, INC. (FIDUCIARY)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Fiduciary's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18352), as most recently amended, the text of which is incorporated herein by reference.


     (I) PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7260), as most recently amended, the text of which is incorporated herein by reference.


     (J) WELLINGTON MANAGEMENT COMPANY (WMC)


     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to WMC's general partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is incorporated herein by reference.

     (K) WOOD, STRUTHERS & WINTHROP MANAGEMENT, CORP.



     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.



     Information as to Wood, Struthers & Winthrop Management, Corp.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-9952), as most recently amended, the text of which is incorporated herein by reference.



     (L) OAK ASSOCIATES, LTD.



     See "Management of the Trust--Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.



     Information as to Oak Associates, Ltd.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-23632), as most recently amended, the text of which is incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Prudential Securities Incorporated


     Prudential Securities is distributor for The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc. Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Prudential-Bache Money Mart Assets, Inc. (d/b/a Prudential Money Mart Assets), Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                        Corporate Investment Trust Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust

     (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.


                                    POSITIONS AND                            POSITIONS AND
                                    OFFICES WITH                             OFFICES WITH
NAME(1)                             UNDERWRITER                              REGISTRANT
---------------------------------   --------------------------------------   -------------------------
Robert Golden....................   Executive Vice President and Director    None
One New York Plaza
New York, NY 10292
Alan D. Hogan....................   Executive Vice President, Chief          None
                                      Administrative Officer and
                                      Director
George A. Murray.................   Executive Vice President and Director    None
Leland B. Paton..................   Executive Vice President and Director    None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff                   Executive Vice President, Chief          None
                                      Financial Officer and Director

                                    POSITIONS AND                            POSITIONS AND
                                    OFFICES WITH                             OFFICES WITH
NAME(1)                             UNDERWRITER                              REGISTRANT
---------------------------------   --------------------------------------   -------------------------
Vincent T. Pica, II..............   Executive Vice President and Director    None
One New York Plaza
New York, NY 10292

Richard A. Redeker...............   Executive Vice President and Director    President and Trustee

Hardwick Simmons.................   Chief Executive Officer, President and   None
                                      Director

Lee B. Spencer, Jr...............   Executive Vice President, General        None
                                    Counsel and Director

---------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the captions "Management of the Trust--Manager" and "Management of the Trust--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registrant Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of February, 1996.



                              THE TARGET PORTFOLIO TRUST

                              /s/ Richard A. Redeker
                              --------------------------------------------------
                              (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                    Title                                          Date
---------                                    ------                                      ---------
/s/ Grace C. Torres                          Treasurer, Controller and               February 29, 1996
-------------------------------------          Principal Financial and
    Grace C. Torres                            Accounting Officer

/s/ Eugene C. Dorsey                         Trustee                                 February 29, 1996
-------------------------------------
    Eugene C. Dorsey

/s/ Donald D. Lennox                         Trustee                                 February 29, 1996
-------------------------------------
    Donald D. Lennox

/s/ Richard A. Redeker                       President and Trustee                   February 29, 1996
-------------------------------------
    Richard A. Redeker

/s/ Stanley E. Shirk                         Trustee                                 February 29, 1996
-------------------------------------
    Stanley E. Shirk

/s/ Robin B. Smith                           Trustee                                 February 29, 1996
-------------------------------------
    Robin B. Smith

                                 EXHIBIT INDEX

 1. (a) Certificate of Trust. Incorporated by reference to Exhibit No. 1(a) to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

    (b) Declaration of Trust. Incorporated by reference to Exhibit No. 1(b) to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

 2. By-Laws. Incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.

 3. Not Applicable.

 4. Not Applicable.

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit No. 5(a) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

    (a)  (i) Amendment to Management Agreement, incorporated by reference to
    Exhibit 5(a)(i) to Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on April 1, 1994.


    (b) (i) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and INVESCO MIM Inc. Incorporated by reference to Exhibit No. 5(b)(ii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



        (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Nicholas-Applegate Capital Management, Inc. Incorporated by reference to Exhibit No. 5(b)(iii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



       (iii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Lazard Freres Asset Management for the International Equity Portfolio. Incorporated by reference to Exhibit No. 5(b)(v) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



       (iv) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wellington Management Company. Incorporated by reference to Exhibit No. 5(b)(vii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.



        (v) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Fiduciary International, Inc., incorporated by reference to Exhibit 5(a)(viii) to Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on April 1, 1994.



        (vi) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Columbus Circle Investors, incorporated by reference to Exhibit No. 5(b)(ix) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



       (vii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Pacific Investment Management Company, incorporated by reference to Exhibit No. 5(b)(x) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



       (viii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Hotchkis and Wiley, incorporated by reference to Exhibit No. 5(b)(xi) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



        (ix) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Investment Advisers, Inc., incorporated by reference to Exhibit No. 5(b)(xii) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



        (x) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Lazard Freres Asset Management for the Small Capitalization Value Portfolio, incorporated by reference to Exhibit No. 5(b)(xiii) to Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.



        (xi) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wood, Struthers & Winthrop Management Corp.*



        (xii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Oak Associates, Ltd.*


 6. Distribution Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit No. 6 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

 7. Not Applicable.

 8. Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

10. Opinion of Shereff, Friedman, Hoffman & Goodman. Incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A (File No. 33-50476) filed on November 4, 1992.

11. Consent of Independent Auditors.*

12. Not Applicable.

13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.

14. Not Applicable.

15. Not Applicable.

16. Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit No. 16 to the Registration Statement on Form N-1A (File No. 33-50476) filed on November 4, 1992.

17. Not Applicable.


27. Financial Data Schedules.*

---------------
*Filed herewith.